                                                                 Exhibit 10.16.1
                                                                  Execution Copy
_____________________________________________________________________________
            SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

                           Dated as of August 4, 2000

                                     Among

                          PAETEC COMMUNICATIONS, INC.,
                          PAETEC INTERNATIONAL, INC.,
                              PAETEC ONLINE, INC.,
                    PAETEC COMMUNICATIONS OF VIRGINIA, INC.,
                             PAETEC CAPITAL CORP.,
                         PINNACLE SOFTWARE CORPORATION,
                       DATA VOICE NETWORKS, INC.,
                                      and
                       EAST FLORIDA COMMUNICATIONS, INC.

                                 as Borrowers,

                    THE FINANCIAL INSTITUTIONS FROM TIME TO
                              TIME PARTIES HERETO,

                                  as Lenders,

                                      and

                       CANADIAN IMPERIAL BANK OF COMMERCE

                    as Administrative Agent for the Lenders,

                                      and

                       CIT LENDING SERVICES CORPORATION,

                      as Collateral Agent for the Lenders,

                             BANKERS TRUST COMPANY

                                      and

                     GENERAL ELECTRIC CAPITAL CORPORATION,

                            as Co-Syndication Agents

                                      and

                       MERRILL LYNCH CAPITAL CORPORATION

                                      and

                      BEAR STEARNS CORPORATE LENDING INC.

                                  as Co-Agents

_____________________________________________________________________________

                               TABLE OF CONTENTS

                                                                                                                       Page
ARTICLE I
        AMENDMENT AND RESTATEMENT; DEFINITIONS.............................................................. ........   1

  SECTION 1.01.  Amendment and Restatement...........................................................................   2
  SECTION 1.02.  Definitions.........................................................................................   2
  SECTION 1.03.  Accounting Terms....................................................................................  20
  SECTION 1.04.  Others Defined in New York Uniform Commercial Code..................................................  20
  SECTION 1.05.  Supplemental Disclosure.............................................................................  21

ARTICLE II

        LOANS AND LETTERS OF CREDIT..................................................................................  21

  SECTION 2.01.  Agreement to Lend...................................................................................  21
  SECTION 2.02  .....................................................................................................  22
  SECTION 2.03.  Procedure for Loan Request and Borrowing Commitment.................................................  22
  SECTION 2.04.  The Notes...........................................................................................  24
  SECTION 2.05.  Interest on Loans...................................................................................  24
  SECTION 2.06.  Conversion or Continuation..........................................................................  25
  SECTION 2.07.  Special Provisions Governing LIBOR Loans............................................................  25
  SECTION 2.08.  Scheduled Payments..................................................................................  27
  SECTION 2.09.  Optional and Mandatory Prepayment of Loans; Optional and Mandatory Reduction of Commitment Amount...  29
  SECTION 2.10.  Letters of Credit...................................................................................  30
  SECTION 2.11.  Fees................................................................................................  35
  SECTION 2.12.  Borrower Payments, etc.; Special Tax Considerations.................................................  35
  SECTION 2.13.  Maximum Lawful Interest Rate........................................................................  39
  SECTION 2.14.  Funding Issues......................................................................................  39
  SECTION 2.15.  Joint and Several Liability; Contribution...........................................................  40

ARTICLE III

        REPRESENTATIONS AND WARRANTIES...............................................................................  41

  SECTION 3.01.  Organization; Powers................................................................................  41
  SECTION 3.02.  Corporate Authorization.............................................................................  41
  SECTION 3.03.  Financial Statements................................................................................  42
  SECTION 3.04.  No Material Adverse Change..........................................................................  42
  SECTION 3.05.  Litigation..........................................................................................  42
  SECTION 3.06.  Tax Returns.........................................................................................  42
  SECTION 3.07.  No Defaults.........................................................................................  42
  SECTION 3.08.  Properties..........................................................................................  43
  SECTION 3.09.  Licenses, Material Agreements, Intellectual Property................................................  43
  SECTION 3.10.  Compliance With Laws................................................................................  43
  SECTION 3.11.  ERISA...............................................................................................  43
  SECTION 3.12.  Investment Company Act; Public Utility Holding Company Act..........................................  44
  SECTION 3.13.  Federal Reserve Regulations.........................................................................  44
  SECTION 3.14.  Collateral..........................................................................................  44

  SECTION 3.15.  Chief Place of Business.............................................................................  45
  SECTION 3.16.  Other Corporate Names...............................................................................  45
  SECTION 3.17.  Insurance...........................................................................................  45
  SECTION 3.18.  Milestone Plan......................................................................................  45
  SECTION 3.19.  Capitalization and Subsidiaries.....................................................................  45
  SECTION 3.20.  Real Property, Leases and Easements.................................................................  46
  SECTION 3.21.  Solvency............................................................................................  46
  SECTION 3.22.  Brokers, etc........................................................................................  46
  SECTION 3.23.  No Material Misstatements...........................................................................  46
  SECTION 3.24.  Year 2000 Issues....................................................................................  46
  SECTION 3.25.  Switching Equipment.................................................................................  46
  SECTION 3.26.  Campuslink Property.................................................................................  47

ARTICLE IV

        CONDITIONS FOR LOANS.........................................................................................  47

  SECTION 4.01.  Conditions Precedent to Initial Loan on or after the Closing Date...................................  47
  SECTION 4.02.  Conditions Precedent to All Loans and Letters of Credit.............................................  50

ARTICLE V

        AFFIRMATIVE COVENANTS........................................................................................  51

  SECTION 5.01.  Corporate and Franchise Existence...................................................................  51
  SECTION 5.02.  Compliance with Laws, Etc...........................................................................  52
  SECTION 5.03.  Maintenance of Properties...........................................................................  52
  SECTION 5.04.  Insurance...........................................................................................  52
  SECTION 5.05.  Obligations and Taxes...............................................................................  54
  SECTION 5.06.  Financial Statements, Reports, etc..................................................................  54
  SECTION 5.07.  Litigation and Other Notices........................................................................  56
  SECTION 5.08.  Mortgages; Landlord Consents; Licenses and Other Agreements.........................................  57
  SECTION 5.09.  ERISA...............................................................................................  57
  SECTION 5.10.  Access to Premises and Records......................................................................  57
  SECTION 5.11.  Design and Construction.............................................................................  58
  SECTION 5.12.  Environmental Notices...............................................................................  58
  SECTION 5.13.  Amendment of Organizational Documents...............................................................  58
  SECTION 5.14.  Pledge Agreements...................................................................................  58
  SECTION 5.15.  Accounts Payable....................................................................................  58
  SECTION 5.16.  Post-Closing Items..................................................................................  58
  SECTION 5.17.  Fiscal Year.........................................................................................  59
  SECTION 5.18.  Reserved............................................................................................  59
  SECTION 5.19.  Subsidiary Guarantees and Pledges...................................................................  59
  SECTION 5.20.  Accounting..........................................................................................  59
  SECTION 5.21.  Landlord Letters of Credit..........................................................................  59
  SECTION 5.22.  Pledge of East Florida Common Stock.................................................................  59
  SECTION 5.23.  Interest Rate Agreement.............................................................................  59
  SECTION 5.24.  Marcap Debt.........................................................................................  60
  SECTION 5.25.  Further Assurances..................................................................................  60

ARTICLE VI

        NEGATIVE COVENANTS...........................................................................................  60






  SECTION 6.01.  Liens, etc..........................................................................................  60
  SECTION 6.02.  Use of Proceeds.....................................................................................  62
  SECTION 6.03.  Sale of Assets, Consolidation, Merger, etc..........................................................  62
  SECTION 6.04.  Dividends and Distributions; Sale of Equity Interests...............................................  62
  SECTION 6.05.  Management Fees and Permitted Corporate Overhead....................................................  62
  SECTION 6.06.  Guarantees; Third Party Sales and Leases............................................................  62
  SECTION 6.07.  Investments.........................................................................................  63
  SECTION 6.08.  Subsidiaries; Permitted Acquisitions................................................................  63
  SECTION 6.09.  Permitted Activities................................................................................  64
  SECTION 6.10.  Disposition of Licenses, etc........................................................................  64
  SECTION 6.11.  Transactions with Affiliates........................................................................  65
  SECTION 6.12.  ERISA...............................................................................................  65
  SECTION 6.13.  Indebtedness........................................................................................  65
  SECTION 6.14.  Sale and Leaseback Transactions.....................................................................  66
  SECTION 6.15.  Margin Regulation...................................................................................  66

ARTICLE VII

        FINANCIAL COVENANTS..........................................................................................  66

  SECTION 7.01.  Financial Covenants on or Prior to September 30, 2002...............................................  67
  SECTION 7.02.  Financial Covenants on and After October 1, 2002....................................................  68

ARTICLE VIII

        COLLATERAL SECURITY..........................................................................................  71

  SECTION 8.01.  Collateral Security.................................................................................  71
  SECTION 8.02.  Preservation of Collateral and Perfection of Security Interests Therein.............................  72
  SECTION 8.03.  Appointment of the Collateral Agent as the Borrowers' Attorney-in-Fact..............................  72
  SECTION 8.04.  Collection of Accounts and Restricted Account Arrangements..........................................  73
  SECTION 8.05.  Cure Rights.........................................................................................  73

ARTICLE IX

        EVENTS OF DEFAULT; REMEDIES..................................................................................  73

  SECTION 9.01.  Events of Default...................................................................................  74
  SECTION 9.02.  Termination of Commitment; Acceleration.............................................................  76
  SECTION 9.03.  Waivers.............................................................................................  76
  SECTION 9.04.  Rights and Remedies Generally.......................................................................  77
  SECTION 9.05.  Entry Upon Premises and Access to Information.......................................................  77
  SECTION 9.06.  Sale or Other Disposition of Collateral by the Administrative Agent or the Collateral Agent.........  77
  SECTION 9.07.  Governmental Approvals..............................................................................  78
  SECTION 9.08.  Appointment of Receiver or Trustee..................................................................  79
  SECTION 9.09.  Right of Setoff.....................................................................................  79

ARTICLE X

        THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT............................................................  80

  SECTION 10.01.  Appointment of Administrative Agent................................................................  80





                                      iii

  SECTION 10.02.  Administrative Agent's Reliance, Etc...............................................................  81
  SECTION 10.03.  CIBC and Affiliates................................................................................  81
  SECTION 10.04.  Lender Credit Decision.............................................................................  81
  SECTION 10.05.  Indemnification....................................................................................  82
  SECTION 10.06.  Successor Agent....................................................................................  82
  SECTION 10.07.  Payments; Non-Funding Lenders; Information; Actions in Concert.....................................  83
  SECTION 10.08.  Collateral Matters.................................................................................  84
  SECTION 10.09.  Agency for Perfection..............................................................................  85
  SECTION 10.10.  Concerning the Collateral and the Related Loan Documents and the Collateral Agent..................  85

ARTICLE XI

        MISCELLANEOUS................................................................................................  86

  SECTION 11.01.  Notices; Action on Notices, etc....................................................................  86
  SECTION 11.02.  No Waivers; Amendments.............................................................................  87
  SECTION 11.03.  GOVERNING LAW AND JURISDICTION.....................................................................  88
  SECTION 11.04.  Expenses; Documentary Taxes........................................................................  88
  SECTION 11.05.  Equitable Relief...................................................................................  88
  SECTION 11.06.  Indemnification; Limitation of Liability...........................................................  88
  SECTION 11.07.  Survival of Representations and Warranties, etc....................................................  89
  SECTION 11.08.  Successors and Assigns; Assignments; Participations................................................  89
  SECTION 11.09.  Severability.......................................................................................  92
  SECTION 11.10.  Cover Page, Table of Contents and Section Headings.................................................  93
  SECTION 11.11.  Counterparts.......................................................................................  93
  SECTION 11.12.  Application of Payments............................................................................  93
  SECTION 11.13.  Marshalling; Payments Set Aside....................................................................  93
  SECTION 11.14.  SERVICE OF PROCESS.................................................................................  93
  SECTION 11.15.  WAIVER OF JURY TRIAL, ETC..........................................................................  93
  SECTION 11.16.  Confidentiality....................................................................................  94
  SECTION 11.17.  Entire Agreement, etc..............................................................................  94
  SECTION 11.18.  No Strict Construction.............................................................................  95


                                      iv

                                   EXHIBITS


EXHIBIT A         Milestone Plan
EXHIBIT B         Form of General Reaffirmation and Modification Agreement
EXHIBIT C         Form of Accession Agreement
EXHIBIT D         Form of Landlord Waiver
EXHIBIT E-1       Form of Revolving Loan Note
EXHIBIT E-2       Form of Term Loan Note
EXHIBIT F         Form of Periodic Reporting Certificate
EXHIBIT G         Form of Amended and Restated Guaranty
EXHIBIT H-1       Form of Notice of Borrowing
EXHIBIT H-2       Form of Notice of Continuation/Conversion
EXHIBIT I         Financials
EXHIBIT J-1       Form of Secretary's Certificate of Borrower
EXHIBIT J-2       Form of Secretary's Certificate of Guarantor
EXHIBIT K-1       Form of Opinion of Borrowers' Special Counsel
EXHIBIT K-2       Form of Opinion of Borrowers' Regulatory Counsel
EXHIBIT L         Form of Pledge Agreement
EXHIBIT M         Form of Loss Payable Endorsement
EXHIBIT N         Form of Restricted Account Agreement
EXHIBIT O         Form of Assignment Agreement
EXHIBIT P         Collateral Assignment of Leases
EXHIBIT Q         Collateral Assignment of Licenses

                                   SCHEDULES


SCHEDULE 3.02           Consents
SCHEDULE 3.05           Litigation
SCHEDULE 3.06           Taxes
SCHEDULE 3.08           Properties
SCHEDULE 3.09(a)        Governmental Authorizations and Approvals
SCHEDULE 3.09(b)        Material Agreements
SCHEDULE 3.09(c)        Intellectual Property
SCHEDULE 3.10           Environmental Matters
SCHEDULE 3.11           Plans
SCHEDULE 3.14           Filing Offices
SCHEDULE 3.15           Chief Executive Office and Principal Place of Business
SCHEDULE 3.16           Corporate and Fictitious Names
SCHEDULE 3.17           Insurance
SCHEDULE 3.19           Capitalization and Subsidiaries
SCHEDULE 3.20           Real Property, Leased Real Property and Easements
SCHEDULE 3.25           Switching Equipment
SCHEDULE 3.26           Campuslink Property
SCHEDULE 5.16           Consents to Collateral Assignment
SCHEDULE 6.11           Transactions With Affiliates
SCHEDULE 8.04           Collection Accounts

          SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Agreement")
                                                                    ---------
dated as of August 4, 2000 among PAETEC COMMUNICATIONS, INC., a Delaware corporation ("PaeTec"), PAETEC INTERNATIONAL, INC., a Delaware corporation
              ------
("PaeTec International"), PAETEC ONLINE, INC., a Delaware corporation ("PaeTec
----------------------                                                  ------
Online"), PAETEC COMMUNICATIONS OF VIRGINIA, INC., a Virginia corporation
------
("PaeTec Virginia"), PAETEC CAPITAL CORP., a Delaware corporation ("PaeTec
-----------------                                                   ------
Capital"), PINNACLE SOFTWARE CORPORATION, a New York corporation ("Pinnacle"),
-------                                                            --------
DATA VOICE NETWORKS, INC., a Delaware corporation ("DVN"), EAST FLORIDA
                                                    ---
COMMUNICATIONS, INC., a Florida corporation ("Florida"; PaeTec, PaeTec
                                              -------
International, PaeTec Online, PaeTec Virginia, PaeTec Capital, Pinnacle, DVN and Florida being hereinafter collectively referred to hereinafter as the

"Borrowers"), the financial institutions from time to time parties thereto (the
 ---------
"Lenders"), CANADIAN IMPERIAL BANK OF COMMERCE as contractual representative for
 -------
the Lenders ( in such capacity, the "Administrative Agent"), CIT LENDING
                                     --------------------
SERVICES CORPORATION (f/k/a NEWCOURT COMMERCIAL FINANCE CORPORATION), as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), and
                                                         ----------------
BANKERS TRUST COMPANY and GENERAL ELECTRIC CAPITAL CORPORATION, in their capacities as Co-Syndication Agents (in such capacities, the "Co-Syndication Agents").

                                    RECITALS

          A. The Borrowers (other than Pinnacle and DVN), the Lenders, Canadian Imperial Bank of Commerce, as Administrative Agent for the Lenders, and CIT Lending Services Corporation, as Collateral Agent for the Lenders, are parties to a certain Amended and Restated Loan and Security Agreement dated as of October 29, 1999, as amended pursuant to that certain Amendment No. 1 thereto dated as of March 28, 2000 (such Amended and Restated Loan and Security Agreement, as so amended being hereinafter referred to as the "Existing
                                                               --------
Agreement"), pursuant to which the Lenders have provided loans to the Borrowers
---------
(the "Existing Loans").
      --------------

          B. The Borrowers, the Lenders, the Administrative Agent and the Collateral Agent have agreed to amend the Existing Agreement in certain respects, to, among other things, increase the Commitment Amount to $155,000,000, and to add Pinnacle and DVN as Borrowers, and have agreed to execute this Agreement as a restatement of the Existing Agreement, in order to incorporate such amendments and the Existing Agreement into a single document.

          C. It is the intent of the parties hereto that the execution and delivery of this Agreement, made for the purpose described in the immediately preceding Recital, not effectuate a refinancing or novation of the Existing Loans, but rather a modification to the terms governing the repayment of the Existing Loans, which Existing Loans shall remain outstanding as Term Loans as of the date hereof and remain secured by the "Collateral" referred to and defined in the Existing Agreement.

                                   ARTICLE I

                     AMENDMENT AND RESTATEMENT; DEFINITIONS

          SECTION 1.01. Amendment and Restatement. The Borrowers, the
                        -------------------------
Administrative Agent, the Collateral Agent and the Lenders hereby agree that, effective upon the execution and delivery of this Agreement by each such party:
(a) the terms and provisions of the Existing Agreement shall be and hereby are amended, superseded and restated in their entirety by the terms and provisions of this Agreement, except that any grant of security by any Borrower pursuant to
Section 8.01 of the Existing Agreement or Section 8.01 of the Prior Agreement shall remain effective as of the date any such grant first became effective, and
(b) the Existing Loans shall constitute the initial outstanding Term Loans under this Agreement and shall be payable solely in accordance with the terms of this Agreement and any Loan Documents delivered pursuant hereto. No party hereto shall have any obligations under the Existing Agreement, except to the extent that any obligations thereunder may be restated in this Agreement or the other Loan Documents. The Borrowers, the Administrative Agent, the Collateral Agent and the Lenders agree that the execution and delivery of this Agreement shall not effectuate a novation or refinancing of the Existing Loans, but rather a substitution of certain of the terms governing the payment and performance of the Existing Loans.

          SECTION 1.02. Definitions. As used in this Agreement, the following
                        -----------
words and terms shall have the meanings specified below:

          "Accession Agreement" shall mean an agreement substantially in the
           -------------------
form of Exhibit C hereto.
        ---------

          "Accounts" shall mean all present and future rights of any Borrower to
           --------
payment for goods sold or leased or for services rendered which are not evidenced by instruments or chattel paper, and whether or not they have been earned by performance.

          "Affiliate" shall mean any Person other than any Lender or Borrower
           ---------
directly or indirectly controlling, controlled by or under common control with any Borrower and any officer or shareholder of such Person or any Borrower, which shareholder beneficially owns at least ten percent (10%) of the Equity Interests of such Person or any Borrower. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by", and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided,
                                                                       --------
however, that beneficial ownership of at least 10% of the Equity Interests of a
-------
Person shall be deemed to constitute control.

          "Agents" shall mean collectively, the Administrative Agent, the
           ------
Collateral Agent and the Co-Syndication Agents.

          "Aggregate Principal Amount" shall mean the amount equal to the total
           --------------------------
outstanding principal amount of the Term Loans determined on the Term Loan Commitment Termination Date.

          "Aggregate Utilization" shall mean at any given time, the sum of the
           ---------------------
principal amounts of the Existing Loans made under the Existing Agreement prior to the Closing Date, without giving effect to any repayments thereof.

          "Applicable Margin" shall mean, with respect to the LIBO Rate or the
           -----------------
Base Rate (a) at any time when EBITDA for the Borrowers on a combined basis is less than zero, 3.25% for Base Rate Loans and 4.25% for LIBOR Loans, and (b) at any time when EBITDA for the Borrowers on a combined basis is greater than or equal to zero, the percentage per annum set forth below which corresponds to the Consolidated Leverage Ratio on such date:

                      Level I              Level II                Level III                 Level IV               Level V
-----------------------------------------------------------------------------------------------------------------------------------
Consolidated      CLR greater than       CLR less than         CLR less than 8.0 to      CLR less than 6.0 to     CLR less than
  Leverage        or equal to 10.0       10.0 to 1.0 but       1.0 but greater than      1.0 but greater than     4.0 to 1.0
Ratio ("CLR")         to 1.0             greater than or       or equal to 6.0 to 1.0    or equal to 4.0 to 1.0
                                        equal to 8.0 to 1.0
-----------------------------------------------------------------------------------------------------------------------------------
Applicable Margin               3.00%             2.75%           2.50%           2.25%             2.00%
 for Base Rate
-----------------------------------------------------------------------------------------------------------------------------------
 Applicable Margin               4.00%             3.75%           3.50%           3.25%             3.00%
 for LIBO Rate


Upon receipt of the financial statements delivered pursuant to Section 5.06(b),
                                                               ---------------
the Applicable Margin in connection with any Loan shall be adjusted, such adjustment being effective five (5) Business Days following the Administrative Agent's receipt of such financial statements; provided, that if the Borrower
                                              --------
shall not have timely delivered its financial statements in accordance with

Section 5.06(b), then commencing on the date on which such financial statements
---------------
should have been delivered and continuing until the date on which such financial statements are actually delivered, it shall be assumed for purposes of determining the Applicable Margin that EBITDA was less than zero and the pricing set forth in clause (a) above shall be applicable, unless on the date such financial statements are due the pricing is at Level II or at a higher Level, in which case the pricing will reset on such date to one Level lower than the pricing then in effect until the date on which such financial statements are actually delivered.

          "Assignment Agreement" shall mean an assignment agreement entered into
           --------------------
in connection with an assignment pursuant to Section 11.08 hereof substantially
                                             -------------
in the form of Exhibit O hereof.
               ---------

          "Bankruptcy Code" shall have the meaning given to such term in Section
           ---------------                                               -------
2.15(b).
-------

          "Base Rate"  shall mean, with respect to any calendar quarter, the per
           ---------
annum rate equal to the sum of (a) the Applicable Margin for Base Rate Loans

plus (b) the higher of (i) the Reference Bank Base Rate on the first Business
----
Day of such calendar quarter and (ii) the sum of the Federal Funds Effective Rate plus one-half percent (0.50%) per annum.

          "Base Rate Loan" shall mean a Loan, or portion thereof, during any
           --------------
period in which it bears interest at a rate based upon the Base Rate.

          "Base Rate Revolving Loan" shall mean a Revolving Loan during any
           ------------------------
period for which it is a Base Rate Loan.

          "Base Rate Term Loan" shall mean any portion of the Term Loans during
           -------------------
any period for which such portion is a Base Rate Loan.

          "Benefit Plan" shall mean a defined benefit plan as defined in Section
           ------------
3(35) of ERISA (other than a Multiemployer Plan) in respect of which any Borrower or any ERISA Affiliate is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

          "Borrower" shall mean any of PaeTec, PaeTec International, PaeTec
           --------
Online, PaeTec Virginia, PaeTec Capital, Pinnacle, DVN, Florida and any Subsidiary of any of the foregoing or of the Guarantor that enters into an Accession Agreement, is acceptable to the Requisite Lenders, and the outstanding Equity Interests of which are pledged to the Collateral Agent pursuant to a pledge agreement substantially in the form of Exhibit L attached hereto.
                                              ---------

          "Borrowing Base" shall mean the sum of (i) $10,000,000 and (ii) the
           --------------
aggregate cost of Telecommunications Equipment purchased by and delivered to the Borrowers on or after February 1, 2000 or financed under the Existing Agreement.

          "Business" shall mean, with respect to any Borrower, the business of
           --------
constructing, operating and maintaining the Systems owned by such Borrower and all operations related thereto or in support thereof.

          "Business Day" shall mean (a) any day not a Saturday, Sunday or legal
           ------------
holiday in the State of New York or New Jersey, on which banks are open for business in New York and New Jersey and (b) with respect to all notices, determinations, fundings and payments in connection with the LIBO Rate or LIBOR Loans, any day that is a Business Day pursuant to clause (a) above and that is also a day on which trading is carried on by and between banks in the London interbank market.

          "Capitalization" shall mean the amount at any time of the sum of
           --------------
Consolidated Debt plus Funded Equity of the Guarantor without taking into account operating losses.

          "Capitalized Lease Obligations" shall mean Debt represented by
           -----------------------------
obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such Debt shall be the capitalized amount of such obligations determined in accordance with GAAP.

          "Change of Control" shall mean (A) Arunas A. Chesonis ceases to have
           -----------------
senior management responsibilities with respect to the Borrowers or the Guarantor, (B) four or more of the Key Employees cease to have senior management responsibilities with respect to the Borrowers or the Guarantor at any time during the period commencing on the Closing Date and ending on the second anniversary thereof, (C) the Guarantor no longer beneficially owns and controls
(i) all of the outstanding Equity Interests of each Borrower other than PaeTec Online, or (ii) at least ninety-five (95%) of the outstanding Equity Interests of PaeTec Online, (D) prior to the date of the consummation of an initial public offering of common stock of the Guarantor pursuant to a firm commitment underwriting registered under the Securities Act of 1933 that provides the Guarantor with net cash proceeds of at least $75,000,000 (a "Qualified Public Offering"), which net cash proceeds are used solely to make cash capital contributions to the

Borrowers, the Existing Stockholders cease to beneficially own and control at least 41% of the Voting Power of the Voting Stock of the Guarantor on a fully diluted basis or a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) other than the Existing Stockholders becomes the ultimate "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of a percentage of the total voting power of the Voting Stock of the Guarantor on a fully diluted basis which represents a greater percentage of the total Voting Power of the Voting Stock of the Guarantor, on a fully diluted basis, than is held by the Existing Stockholders on such date, (E) on and after the date of the consummation of a Qualified Public Offering, the net cash proceeds of which are used solely to make cash capital contributions to the Borrowers, any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) other than the Existing Stockholders becomes the ultimate "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 30% of the total voting power of the Voting Stock of the Guarantor on a fully diluted basis unless at all times the Existing Stockholders beneficially own 5% more of the total voting power of the Voting Stock of the Guarantor on a fully diluted basis than such person or group, (F) individuals who on the Closing Date constitute the Board of Directors of the Guarantor (together with any new directors whose election by the Board of Directors or whose nomination by the Board of Directors for election by the Guarantor's stockholders was approved by a vote of at least a majority of the members of the Board of Directors then in office who either were members of the Board of Directors on the Closing Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board of Directors of the Guarantor then in office, or (G) Madison Dearborn Capital Partners III, L.P., Madison Dearborn Special Equity III, L.P., Special Advisors Fund I, LLC and their Equity Affiliates, and Blackstone CCC Capital Partners L.P., Blackstone CCC Offshore Capital Partners L.P., Blackstone Family Investment Partnership III L.P. and their Equity Affiliates cease to beneficially own and control in the aggregate at any time on or prior to the first anniversary of the Closing Date at least
(i) prior to the date of a Qualified Public Offering, the net cash proceeds of which are used solely to make cash capital contributions to the Borrowers, 25% of the outstanding Equity Interests of the Guarantor , and (ii) thereafter, the amount of Equity Interests described in clause (i) above as diluted after giving effect to the Qualified Public Offering.

          "CIBC" shall mean Canadian Imperial Bank of Commerce in its individual
           ----
capacity, and its successors and assigns.

          "CIT LSC" shall mean CIT Lending Services Corporation, in its
           -------
individual capacity, and its successors and assigns.

          "Closing Date" shall mean the date on which this Agreement is executed
           ------------
and delivered by the parties hereto.

          "Collateral" shall mean, all property and interests in property now
           ----------
owned or hereafter acquired by any Borrower in or upon which a security interest, lien or mortgage is granted to the Collateral Agent by any Borrower, whether under this Agreement or the other Loan Documents.

          "Collateral Assignments of Leases" shall mean (i) that certain
           --------------------------------
Collateral Assignment of Leases dated as of November 16, 1998 among PaeTec, International and the

Collateral Agent, as amended, modified, supplemented and restated from time to time and (ii) that certain Collateral Assignment of Leases dated as of September 8, 1999 among the other Borrowers and the Collateral Agent, as amended modified supplemented and restated from time to time, copies of which are attached as Exhibit P hereto.
---------

          "Collateral Assignment of Licenses" shall mean (i) that certain
           ---------------------------------
Collateral Assignment of Licenses dated as of November 16, 1998 among PaeTec, International and the Collateral Agent, as amended, modified, supplemented and restated from time to time and (ii) that certain Collateral Assignment of Licenses dated as of September 8, 1999 among the other Borrowers and the Collateral Agent, as amended, modified, supplemented and restated from time to time, copies of which are attached as Exhibit Q hereto.
                                      ---------

          "Collection Accounts" and "Collection Agent" shall have the meanings
           ------------------------------------------
given to such terms in Section 8.04 hereof.
                       ------------

          "Commitment" shall mean Lenders' commitment to lend as set forth in
           ----------
Section 2.01 hereof.
------------

          "Commitment Amount" shall mean, (a) as to any Lender, the aggregate of
           -----------------
such Lender's Revolving Loan Commitment Amount and Term Loan Commitment Amount as set forth opposite such Lender's name on Annex A to this Agreement or in the
                                            -------
most recent Assignment Agreement executed by such Lender, and (b) as to all Lenders, the aggregate of all Lenders' Revolving Loan Commitment Amounts and Term Loan Commitment Amounts as set forth on Annex A to this Agreement, which
                                             -------
aggregate commitment shall be One Hundred Fifty Five Million Dollars ($155,000,000) on the Closing Date, in each case as such amount may be adjusted from time to time pursuant to the terms of this Agreement.

          "Common Stock" shall mean with respect to any Person, all Equity
           ------------
Interests of such Person that are generally entitled to (i) vote in the election of directors of such Person or (ii) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of such Person.

          "Consolidated" or "consolidated" refers, with respect to any Person,
           ------------      ------------
to the consolidation of the accounts of such Person and its Subsidiaries, if any, in accordance with GAAP.

          "Consolidated Debt" shall mean, at any date, all Debt of the Guarantor
           -----------------
and its Subsidiaries calculated on a consolidated basis in accordance with GAAP on such date.

          "Consolidated Leverage Ratio" shall mean, for any fiscal quarter, the
           ---------------------------
ratio of (i) Consolidated Debt as of the last day of such fiscal quarter, to
(ii) EBITDA of the Borrowers on a combined basis, for the two fiscal quarter period ending on such day, multiplied by two.

          "Contaminant" shall mean any pollutant, hazardous substance, toxic
           -----------
substance, hazardous waste, special waste, petroleum or petroleum derived substance or waste, or any constituent of any such substance or waste.

          "Co-Syndication Agents" shall mean Bankers Trust Company and General
           ---------------------
Electric Capital Corporation.

          "Debt" shall mean, with respect to any Person, (i) indebtedness for
           ----
borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations which have been incurred in connection with the acquisition of property or services (including, without limitation, obligations to pay the deferred purchase price of property or services), excluding trade payables and accrued expenses incurred in the ordinary course of business, (iv) obligations as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital or operating leases (it being assumed with respect to operating leases that the present value of the rental payments thereunder is determined by discounting such payments at a rate per annum equal to the sum of LIBOR on the date of determination plus four percent (4.00%)), (v) all Guarantees of such Person, including, without limitation, Debt of any other Person secured by a Lien on any property of such Person, (vi) all reimbursement obligations, contingent or otherwise, with respect to letters of credit and banker's acceptances issued for the account of any Borrower, and (vii) all indebtedness, obligations or other liabilities in respect of any Interest Rate Agreement, provided that the amount outstanding at
                                        --------
any time of any Debt issued with original issue discount is the principal amount of such Debt less the remaining unamortized portion of the original issue discount of such Debt at such time as determined in conformity with GAAP, and that Debt shall not include any liability for Federal, state, local or other taxes. Notwithstanding any other provision of the foregoing definition, any trade payable arising from the purchase of goods or materials or for services obtained in the ordinary course of business shall not be deemed to be "Debt" of any Borrower for purposes of this definition. Furthermore, guarantees of (or obligations with respect to letters of credit supporting) Debt otherwise included in the determination of such amount shall not also be included.

          "Debt Service" shall mean the amount determined as of the last day of
           ------------
any fiscal quarter equal to the sum of (i) scheduled principal and interest payments with respect to Debt for borrowed money of the Borrowers for the two
(2) fiscal quarters then ending, multiplied by two plus (ii) scheduled implicit
                                                   ----
principal and interest payments of the Borrowers with respect to capital and operating leases for the two (2) fiscal quarters then ending, multiplied by two.

          "Default" shall mean any event which but for the passage of time or
           -------
giving of notice would constitute an Event of Default.

          "Dollars" or "$" shall mean lawful money of the United States of
           -------      -
America.

          "Easements" shall have the meaning given to such term in Section 3.20
           ---------                                               ------------
hereof.

          "EBITDA" shall mean, with respect to any Person, for any period, an
           ------
amount equal to (i) Net Income plus (ii) the sum of the following, to the extent
                               ----
deducted in determining Net Income: (A) income and franchise taxes, (B) interest expense, (C) amortization, depreciation and other non-cash charges,

minus (iii) the sum of interest income plus extraordinary gains, as determined
-----
in accordance with GAAP as calculated at the end of such period.

          "Environmental Laws" shall mean all federal, state and local laws,
           ------------------
rules, regulations, ordinances, programs, permits, guidance, orders and consent decrees or other binding determination of any Public Authority relating to health, safety, hazardous substances, and environmental matters applicable to a Borrower and/or its business and facilities (whether or not owned by it). Such laws and regulations include but are not limited to the Resource Conservation and Recovery Act, 42 U.S.C. (S) 6901 et seq., as amended; the Comprehensive
                                     -- ----
Environmental Response, Compensation and Liability Act, 42 U.S.C. (S) 9601 et
                                                                           --
seq., as amended; the Toxic Substances Control Act, 15 U.S.C. (S) 2601 et seq.,
----                                                                   -- ----
as amended; the Clean Water Act, 42 U.S.C. (S) 466 et seq., as amended; the
                                                   -- ----
Clean Air Act, 46 U.S.C. (S) 7401 et seq., as amended; state and federal lien
                                  -- ----
and environmental cleanup programs; the Occupational Safety and Health Act, 29 U.S.C. (S) 651 et seq.; and U.S. Department of Transportation regulations, each
               -- ----
as from time to time hereafter in effect.

          "Equity Affiliate" shall mean, as applied to any Person, any other
           ----------------
Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          "Equity Interest" shall mean, with respect to any Person, any and all
           ---------------
shares or other equivalents (however designated) of capital stock, membership units, partnership interests or any other participation right or other interest in the nature of an equity interest in such Person or any option, warrant or other security convertible into any of the foregoing.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended from time to time.

          "ERISA Affiliate" shall mean (i) any corporation which is a member of
           ---------------
the same controlled group of corporations (within the meaning of Section 414(b) of the IRC) as any Borrower, (ii) any partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the IRC) with any Borrower and (iii) any member of the same affiliated service group (within the meaning of Section 414(m) of the IRC) as any Borrower, any corporation described in clause (i) above or any partnership or trade or business described in clause (ii) above.

          "Eurocurrency Liabilities" shall have the meaning assigned to that
           ------------------------
term in Regulation D of the Federal Reserve Board, as in effect from time to time.

          "Event of Default" shall have the meaning given to such term in
           ----------------
Article IX hereof.
----------

          "Event of Loss" shall mean, with respect to any item of Collateral,
           -------------
the actual or constructive loss of such item of Collateral or the use thereof, due to theft, destruction, damage beyond repair or damage from any reason whatsoever, to an extent which makes repair uneconomical, or rendition thereof unfit for normal use, or the condemnation, confiscation or seizure of, or requisition of title to or use of, such item of Collateral by any Governmental Authority or any other Person, acting under or deemed to be acting under color of any Governmental Authority.

          "Excess Cash Flow" shall mean for any fiscal year, Net Income of the
           ----------------
Borrowers plus non-cash interest expense, depreciation and amortization and any other non-cash items of the Borrowers, minus scheduled principal payments of the Borrowers to Lenders, lease payments and capital expenditures of the Borrowers.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended from time to time.

          "Existing Agreement" shall have the meaning given to such term in the
           ------------------
introductory paragraphs of this Agreement.

          "Existing Loans" shall have the meaning given to such term in the
           --------------
introductory paragraphs of this Agreement.

          "Existing Stockholders" shall mean Arunas A. Chesonis and shall
           ---------------------
include his Equity Affiliates and any lineal descendant and/or any member of each of the foregoing Person's immediate family and/or any trusts established for the benefit of such Person.

          "FCC" shall mean the Federal Communications Commission or any
           ---
successor commission or agency of the United States of America having jurisdiction over any Borrower or any System.

          "Federal Funds Effective Rate" shall mean, for any period, a
           ----------------------------
fluctuating interest rate per annum equal for each day during such period to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:30 a.m. (New York time) for such day on such transactions received by the Reference Bank from three federal funds brokers of recognized standing selected by it.

          "Federal Reserve Board" shall mean the Board of Governors of the
           ---------------------
Federal Reserve System or any successor thereto.

          "Fee Letters" shall mean (i) that certain letter agreement dated as of
           -----------
July 14, 2000 among CIBC, CIT LSC, General Electric Capital Corporation, Bankers Trust Company, Capital Syndication Corporation, CIBC World Markets Corp., Deutsche Bank Securities Inc., the Borrowers and the Guarantor, and (ii) that certain letter agreement dated as of July 14, 2000 among CIBC, CIT LSC, Capital Syndication Corporation, CIBC World Markets Corp., the Borrowers and the Guarantor.

          "Financials" shall have the meaning given to such term in Section
           ----------                                               -------
3.03.
----

          "Fixed Charges" shall mean, with respect to any period, the sum of the
           -------------
following amounts calculated at the end of such period without duplication with respect the Borrowers and the Guarantor, and determined on a combined, consolidated basis and in accordance with GAAP: (i) scheduled principal and interest payments with respect to Debt for borrowed money; (ii) scheduled implicit principal and interest payments with respect to capital and operating leases; (iii) capital expenditures; and (iv) tax expenses paid in cash.

          "Funded Equity" shall mean with respect to the Guarantor at any date
           -------------
of determination, all proceeds of the sale of Equity Interests received by the Guarantor directly or as a result of capital contributions.

          "Funding Date" shall mean the date upon which, subject to the
           ------------
satisfaction of all conditions precedent contained in Sections 4.01 and 4.02,
                                                      -------------     ----
the initial Loans made on or after the Closing Date, shall be funded.

          "General Reaffirmation" shall mean the General Reaffirmation and
           ---------------------
Modification Agreement of even date herewith among the Borrowers, the Guarantor and the Collateral Agent, substantially in the form of Exhibit B hereto.

          "Governmental Approval" shall mean, with respect to any Borrower, any
           ---------------------
license, permit or certificate of public convenience and necessity issued or required to be issued to any Borrower by the FCC, any PUC or any other Governmental Authority in connection with any System.

          "Governmental Authority" shall mean any United States federal, state,
           ----------------------
local or other political subdivision thereof and any United States or foreign entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guarantee" shall mean any obligation, contingent or otherwise, of any
           ---------
Person guaranteeing any indebtedness of any other Person (the "Primary Obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such indebtedness; (ii) to purchase property, securities or services for the purpose of assuring the owner of such indebtedness of the payment of such indebtedness; or (iii) to maintain working capital, equity capital or other financial statement condition of the Primary Obligor so as to enable the Primary Obligor to pay such indebtedness.

          "Guarantor" shall mean PaeTec Corp., a Delaware corporation.
           ---------

          "Guaranty" shall mean that certain Amended and Restated Guaranty dated
           --------
as of October 29, 1999, executed by the Guarantor in favor of the Collateral Agent, substantially in the form of Exhibit G hereto, as amended pursuant to the
                                    ---------
terms of the General Reaffirmation, and as may be further amended or modified from time to time.

          "Interest Expense" shall mean for any period, the total interest
           ----------------
expense (including, without limitation, interest expense attributable to capital leases) determined on a combined basis, without duplication for the Borrowers in accordance with GAAP.

          "Interest Period"  shall mean, with respect to each LIBOR Loan, the
           ---------------
interest period applicable to such LIBOR Loan as set forth in the applicable Notice of Borrowing or Notice of Conversion/Continuation.

          "Interest Rate Agreement" shall mean for any Person, any interest rate
           -----------------------
swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement designed to protect the party indicated therein against fluctuations in interest rates.

          "Investment" shall mean, as applied to any Person, any direct or
           ----------
indirect purchase or other acquisition by that Person of securities, or of a beneficial interest in securities, of any other Person, and any direct or indirect loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, advances to employees, officers and directors and similar items, each made or incurred in the ordinary course of business), or capital contribution by that Person to any other Person, including all Debt of such other Person to that Person, but excluding accounts owed by that other Person in the ordinary course of business. Investments shall exclude (i) extensions of trade credit on commercially reasonable terms in accordance with normal trade practices and (ii) the repurchase of securities of any Person by such Person. The amount of any Investment shall be determined in conformity with GAAP.

          "IRC" shall mean the Internal Revenue Code of 1986, as amended from
           ---
time to time, and the rules and regulations promulgated thereunder, and any successor statutes or rules and regulations.

          "IRS" shall mean the Internal Revenue Service or any successor agency.
           ---

          "Key Employees" shall mean Joseph D. Ambersley, John P. Baron,
           -------------
Bradford M. Bono, Edward J. Butler, Jr., Joseph J. Golden, Daniel J. Venuti and Timothy J. Bancroft.

          "Landlord L/C" shall have the meaning given to such term in Section
           ------------                                               -------
5.21 hereof.
----

          "Leased Real Property" shall have the meaning given to such term in
           --------------------
Section 3.20 hereof.
------------

          "Lending Office" shall mean with respect to a Lender or the
           --------------
Administrative Agent, any office, branch, subsidiary or affiliate of such Lender or the Administrative Agent.

          "Letter of Credit" shall mean a standby letter of credit issued for
           ----------------
the account of a Borrower pursuant to Section 2.10.
                                      ------------

          "Letter of Credit Obligations" shall mean without duplication, the sum
           ----------------------------
of the aggregate maximum undrawn face amount of all outstanding Letters of Credit and unpaid reimbursement obligations with respect to all Letters of Credit.

          "LIBOR" shall mean,  a rate of interest equal to the per annum rate
           -----
equal to the one, three or six-month "London Interbank Offered Rate", as applicable based on the tenor of the applicable Interest Period for such Loan, displayed on the Telerate Screen Page 3750 or any successor service on the applicable LIBOR Interest Rate Determination Date. In the event that such rate is not displayed or published, the Administrative Agent shall determine the applicable one, three or six-month "London Interbank Offered Rate" using such means as it deems appropriate to reasonably approximate the interest rate at which deposits in U.S. dollars having a maturity of one, three or six-months, as applicable, are offered in London, England to prime banks in the London interbank market.

          "LIBOR Interest Payment Date" shall mean, with respect to a LIBOR
           ---------------------------
Loan, the last day of each Interest Period applicable to such Loan, and, if such Interest Period has a duration of more than three months, on each day which occurs during such Interest Period every three months from the first day of such Interest Period.

          "LIBOR Interest Rate Determination Date" shall mean each date of
           --------------------------------------
calculating the LIBO Rate for purposes of determining the interest rate with respect to an Interest Period. The LIBOR Interest Rate Determination Date for any LIBOR Loan shall be the second Business Day prior to the first day of the related Interest Period for such LIBOR Loan.

          "LIBOR Loan" shall mean a Loan, or portion thereof, during any period
           ----------
in which it bears interest at a rate based upon the LIBO Rate.

          "LIBO Rate" shall mean, for any Interest Period,  a rate per annum
           ---------
determined in accordance with the following formula (rounded upward to the nearest 1/100th of 1%, if necessary):

     The Applicable Margin  +                                LIBOR
                                                 ------------------------------
                                                 1.00 - LIBOR Reserve Percentage

          "LIBOR Reserve Percentage" shall mean, for any day for any Interest
           ------------------------
Period, the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1.0%) in effect on such day (whether or not applicable to any Lender) for United States domestic banks under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency Liabilities having a term comparable to such Interest Period.

          "LIBOR Revolving Loan" shall mean a Revolving Loan during any period
           --------------------
for which it is a LIBOR Loan.

          "LIBOR Term Loan" shall mean any portion of the Term Loans during any
           ---------------
period for which such portion is a LIBOR Loan.

          "Lien" shall mean any mortgage, pledge, deed of trust, assignment,
           ----
lien, charge, encumbrance or security interest of any kind, or the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement, but excluding easements, rights of way or similar encumbrances on real property which are in the ordinary course and which do not materially affect the value, use and insurability of title of such real property.

          "Loan" shall mean a Revolving Loan or a Term Loan and each Existing
           ----
Loan.

          "Loan Documents" shall mean this Agreement, the Existing Agreement,
           --------------
each "Loan Document" under and as defined in the Existing Agreement, the General Reaffirmation, the Collateral Assignments of Leases, the Collateral Assignments of Licenses, the Letters of Credit, the Mortgages, the Notes, the Pledge Agreements, the Guaranty, the Fee Letters, all other agreements, instruments and documents, including, without limitation, security agreements, loan agreements, notes, guarantees, mortgages, deeds of trust, subordination agreements, pledges, trademark security agreements, powers of attorney, consents, assignments, contracts, notices, leases, financing statements, Interest Rate Agreements between the Borrower and the Administrative Agent, the Collateral Agent or any Lender or any affiliate of any of the foregoing, reaffirmations by any Borrower or the Guarantor, and all other written matter whether heretofore, now, or hereafter executed by or on behalf of any Borrower or any other Person in connection with the transactions contemplated hereby and delivered to the Administrative Agent, the Collateral Agent or the Lenders, including, without limitation, all amendments, restatements, waivers, consents, reaffirmations and other modifications to any of the foregoing, together with all agreements and documents referred to therein or contemplated thereby.

          "Lucent" shall mean Lucent Technologies Inc.
           ------

          "Lucent Purchase Agreement" shall mean an agreement between any
           -------------------------
Borrower and Lucent for the purchase of Telecommunications Equipment, on terms and conditions satisfactory to the Requisite Lenders.

          "Marcap Agreement" shall mean that certain Master Lease Agreement
           ----------------
dated as of July 29, 1998 between Campuslink Communications Systems, Inc. (now merged into PaeTec) and Marcap Corporation.

          "Material Adverse Effect" shall mean, with respect to any Person, a
           -----------------------
material adverse effect upon the condition (financial or otherwise), operations, properties or prospects of such Person, or upon the ability of such Person to perform under the Loan Documents.

          "Maximum Rate" shall have the meaning given to such term in Section
           ------------                                               -------
2.13 hereof.
----

          "Milestone Plan" shall mean that certain PaeTec $155,000,000 Financing
           --------------
Plan of the Borrowers, a copy of which has been furnished to the Administrative Agent pursuant to the Non Disclosure Agreement and is attached hereto as Exhibit
                                                                         -------
A.  Such Milestone Plan may be amended from time to time with the prior written
-
consent of the Requisite Lenders.

          "Mortgages" shall mean mortgages or deeds of trust in favor of the
           ---------
Collateral Agent, with respect to any Borrower's (i) owned real property and
(ii) other interests in those items of real property and Easements, as specified by the Collateral Agent, which mortgages and deeds of trust shall be in form and substance satisfactory to the Collateral Agent.

          "Multiemployer Plan" shall mean a "multiemployer plan" as defined in
           ------------------
Section 4001(a)(3) of ERISA which is, or within the immediately preceding six
(6) years was, contributed to by any Borrower or an ERISA Affiliate.

          "Net Income" shall mean, with respect to any Person for any period,
           ----------
the net income (loss) of such Person determined in accordance with GAAP.

          "Non Disclosure Agreement" shall have the meaning given such term in
           ------------------------
Section 11.17.
-------------

          "Note" shall mean any Revolving Loan Note or any Term Loan Note.
           ----

          "Notice of Borrowing" shall mean a notice substantially in the form of
           -------------------
Exhibit H-1 attached hereto.
-----------

          "Notice of Conversion/Continuation" shall have the meaning given to
           ---------------------------------
such term  in Section 2.06(b).
              ---------------

          "Obligations" shall mean all the payment, performance and
           -----------
indemnification obligations, covenants and duties of any Borrower now or hereafter existing under this Agreement or any other Loan Document to which any Borrower is a party, whether for principal, interest, fees, expenses, reimbursement, indemnification, performance or otherwise. Obligations shall include all interest which accrues after the commencement of any case or proceeding in bankruptcy after the insolvency of, or for the reorganization of any Borrower, whether or not allowed in such proceeding.

          "Operating Leverage Ratio" shall mean, as of the last day of each
           ------------------------
fiscal quarter, the ratio of (i) Senior Debt of the Borrowers as of such day to
(ii) combined EBITDA of the Borrowers for the two fiscal quarter period ending on such day, multiplied by two.

          "Payment Account"  shall mean the Administrative Agent's Account No.
           ---------------
890-0331-046 at Bank of New York, New York, New York, ABA# 021-000-018, for further credit to Agented Loans Account. No. 07-09611, Attention: Agency Services, reference PaeTec.

          "Payment Date" shall mean the last day of March, June, September and
           ------------
December in each calendar year, but if any such date is not a Business Day, the next preceding Business Day, commencing September 30, 2000.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to
           ----
and defined in ERISA.

          "Periodic Reporting Certificate" shall mean a periodic reporting
           ------------------------------
certificate in the form of Exhibit F attached hereto.
                           ---------

          "Permitted Assignee" shall mean any bank or other financial
           ------------------
institution engaged in the business of lending (or making other financial accommodations) to entities similar to the Borrowers and which has a tangible net worth of not less than $50,000,000.

          "Permitted Acquisition"  shall have the meaning set forth in Section
           ---------------------                                       -------
6.08 hereof.
----

          "Permitted Liens" shall have the meaning set forth in Section 6.01
           ---------------                                      ------------
hereof.

          "Person" shall mean any natural person, corporation, division of a
           ------
corporation, business trust, joint venture, association, company, partnership, unincorporated organization or other legal entity, or a government or any agency or political subdivision thereof.

          "Plan" shall mean any employee benefit plan as defined in Section 3(3)
           ----
of ERISA (other than a Multiemployer Plan) in respect of which any Borrower or any ERISA Affiliate is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

          "Pledge Agreement" shall mean a pledge agreement substantially in the
           ----------------
form of the pledge agreements executed and delivered pursuant to the Existing Agreement, copies of which are attached as Exhibit L hereto.
                                           ---------

          "Principal Payments" shall mean, for any period, total required
           ------------------
amortization (including, without limitation, the principal payments attributable to capital leases and operating leases) determined on a combined basis, without duplication, for the Borrowers in accordance with GAAP.

          "Prior Agreement" shall mean that certain Loan and Security Agreement
           ---------------
dated as of November 16, 1998 among certain of the Borrowers, the financial institutions parties thereto as lenders, and Newcourt Commercial Finance Corporation, as agent for said lenders.

          "Pro Rata Share" shall mean with respect to all matters relating to
           --------------
any Lender, (a) with respect to the Revolving Loans and the Letters of Credit, the percentage obtained by dividing (1) at any time on or prior to the Revolving Loan Commitment Termination Date, the Revolving Loan Commitment Amount of such Lender by the aggregate Revolving Loan Commitment Amount of all Lenders, and (2) at any time after the Revolving Loan Commitment Termination Date, the aggregate outstanding principal balance of the sum of the Revolving Loans held by that Lender plus the Letter of Credit Obligations incurred by such Lender by the sum of the aggregate outstanding principal balance of the Revolving Loans held by all Lenders plus the aggregate Letter of Credit Obligations incurred by all the Lenders, and (b) with respect to the Term Loans, the percentage obtained by dividing (1) at any time prior to the Term Loan Commitment Termination Date, the Term Loan Commitment Amount of such Lender by the aggregate Term Loan Commitment Amount of all Lenders, and (2) at any time after the Term Loan Commitment Termination Date, the aggregate outstanding principal balance of the Term Loans held by that Lender by the aggregate outstanding principal balance of the Term Loans held by all Lenders.

          "PUC" shall mean any state Governmental Authority having utility or
           ---
telecommunications regulatory authority over any Borrower or any System.

          "Purchase Debt" shall have the meaning given to such term in Section
           -------------                                               -------
6.13(d).
-------

          "Reference Bank" shall mean Canadian Imperial Bank of Commerce.
           --------------

          "Reference Bank Base Rate" shall mean a rate per annum equal to the
           ------------------------
corporate base rate, prime rate or base rate of interest, as applicable, announced by the Reference Bank from time to time, changing when and as such rate changes, it being understood that such rate of interest is not necessarily the lowest or best rate charged by the Reference Bank to its customers.

          "Register" shall have the meaning given to such term in Section
           --------                                               -------
11.08(c)(iii).
-------------

          "Release" shall mean any release, spill, emission, leaking, pumping,
           -------
injection, deposit, disposal, discharge, dispersal, leaching or migration into the environment or into or out of any property, including the movement of Contaminants through or in the air, soil, surface water, groundwater or property.

          "Remedial Action" shall mean actions required to (1) clean up, remove,
           ---------------
treat or in any other way address Contaminants in the environment; (2) prevent the Release or threat of Release or prevent or minimize the further Release of Contaminants so they do not migrate or endanger or threaten to endanger public health or welfare or the environment; or (3) perform preremedial studies and investigations and postremedial monitoring and care.

          "Reportable Event" shall mean any reportable event as defined in
           ----------------
Section 4043 of ERISA unless the reporting requirement with respect to such reportable event has been waived by the PBGC or other appropriate Governmental Authority.

          "Requisite Lenders" shall mean (a) prior to the Term Loan Commitment
           -----------------
Termination Date, Lenders holding at least fifty one percent (51.0%) of the aggregate Commitment Amount of all Lenders, (b) on and after the Term Loan Commitment Termination Date and prior to the date on which all Lenders' Commitment to make Revolving Loans has been terminated, Lenders holding at least fifty one percent (51.0%) of the sum of (i) the aggregate outstanding amount of the Term Loans and (ii) the Revolving Loan Commitment Amount of all the Lenders, or (c) on and after the date on which all Lenders' Commitments to make Revolving Loans have been terminated, Lenders holding at least fifty one percent (51.0%) of the aggregate outstanding amount of the sum of all Loans and Letter of Credit Obligations.

          "Revolving Lenders" shall mean, as of any date of determination on or
           -----------------
prior to the Revolving Loan Commitment Termination Date, Lenders having a Revolving Loan Commitment Amount, and thereafter Lenders having outstanding Revolving Loans or Letter of Credit Obligations.

          "Revolving Loan" shall mean any loan made to the Borrowers pursuant to
           --------------
the provisions of Section 2.01(b) below.
                  ---------------

          "Revolving Loan Commitment Amount" shall mean (a) as to any Revolving
           --------------------------------
Lender, the aggregate commitment of such Revolving Lender to make Revolving Loans and/or incur Letter of Credit Obligations as set forth opposite such Revolving Lender's name on Annex A to this Agreement or in the most recent
                           -------
Assignment Agreement executed by such Revolving Lender and (b) as to all Revolving Lenders, the aggregate commitment of all Revolving Lenders to make Revolving Loans and/or incur Letter of Credit Obligations, which aggregate commitment shall be Fifty Five Million Dollars ($55,000,000) on the Closing Date, in each case as such amount may be adjusted from time to time pursuant to the terms of this Agreement.

          "Revolving Loan Commitment Termination Date" shall mean June 30, 2008.
           ------------------------------------------

          "Revolving Loan Note" shall mean a promissory note of the Borrowers
           -------------------
substantially in the form of Exhibit E-1 attached hereto.
                             -----------

          "Senior Debt" shall mean, with respect to the Borrowers, at any date,
           -----------
the sum of the Debt described in the following clauses of Section 6.13: (a),
                                                          ------------
(b), (c), (d), (g) and (h).

          "Solvent" shall mean, at any time of determination, with respect to
           -------
any Person:

          (1) the assets of such Person, at a fair valuation, are in excess of the total amount of its debts (including, without limitation, contingent liabilities); and

          (2) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured; and

          (3) it is then able and expects to be able to pay its debts (including, without limitation, contingent debts and other commitments) as they mature; and

          (4)  it has capital sufficient to carry on its business as conducted.

For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or mature liability.

          "Specified Government Securities" shall mean (i) United States
           -------------------------------
Treasury bills, notes and bonds, (ii) United States Treasury securities designated by the United States Department of Treasury as eligible to participate in the STRIPS (Separate Trading of Registered Interest and Principal of Securities) program, (iii) debt obligations of the Student Loan Marketing Association, (iv) consolidated systemwide bonds/notes of Federal Farm Credit Banks, (v) mortgage participation certificates fully guaranteed by the Federal Home Loan Mortgage Corporation, (vi) obligations of the Federal National Mortgage Association, (vii) certificates of the Government National Mortgage Association, (viii) obligations of Federal Land Banks, (ix) debentures and certificates fully guaranteed by the United States Small Business Administration, and (x) time drafts drawn under letters of credit issued to the Commodity Credit Corporation and fully guaranteed by the Commodity Credit Corporation as to payment.

          "Subsidiary" shall mean, with respect to any Person, any corporation,
           ----------
partnership, joint venture, association or other business entity, whether now existing or hereafter organized or acquired, (i) in the case of a corporation, of which more than 50% of the total voting power of the Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, officers or trustees thereof is held by such Person or any of its Subsidiaries; or (ii) in the case of a partnership, joint venture, association or other business entity, with respect to which such Person or any of its Subsidiaries has the power to direct or cause the direction of the management and policies of such entity by contract or otherwise or if in accordance with GAAP such entity is consolidated with the such Person for financial statement purposes.

          "Supporting Letter of Credit" shall have the meaning given to such
           ---------------------------
term in Section 2.10(j).
        ---------------

          "Switching Equipment" shall mean telecommunications switches and
           -------------------
associated electronics.

          "System" shall mean each telecommunications system to be constructed,
           ------
developed, owned and operated by any Borrower in the United States of America as an integrated communications provider in a designated metropolitan area, in accordance with the Milestone Plan, and all replacements, enhancements or additions thereto.

          "Taxes" shall mean any and all license, documentation, recording and
           -----
registration fees, and all taxes (including, without limitation, income (other than those on the income of the Lenders or the Agents), gross receipts, sales, value-added, use, excise, personal property (tangible and intangible), real estate and stamp, documentary, transfer or recording taxes, levies, imposts, deductions, duties, assessments, fees, charges, and withholdings of any nature whatsoever, whether or not presently in existence, together with any penalties, fines, additions to tax, or interest thereon, imposed by any taxing authority or other Governmental Authority.

          "Telecommunications Equipment" shall mean fiber optic cable, Lucent
           ----------------------------
5-ESS switches or other comparable switches, transmission equipment and other ancillary equipment necessary for the installation and operation of a switch room or central office and co-location with other telecommunications providers that will enable a Borrower to offer telephony services, as well as all software and hardware associated with the network operating center and back office systems (including operations systems and support, billing systems and data services), together with all related support and installation costs associated with an operational system, provided that such costs are capitalized according to GAAP.

          "Term Lenders" shall mean those Lenders having Term Loan Commitment
           ------------
Amounts or who have made Term Loans.

          "Term Loan" shall mean any Loan made to the Borrowers pursuant to
           ---------
Section 2.01(a) below and shall include all Existing Loans (which shall be
---------------
deemed to be Term Loans in accordance with Section 2.01(a) below).

          "Term Loan Commitment Amount" shall mean (a) as to any Lender, the
           ---------------------------
commitment of such Lender to make Term Loans as set forth opposite such Lender's name on Annex A to this Agreement and (b) as to all Lenders, the aggregate
        -------
commitment of all Lenders to make Term Loans, which aggregate commitment shall be One Hundred Million Dollars ($100,000,000) on the Closing Date.

          "Term Loan Commitment Termination Date" shall mean December 31, 2000.
           -------------------------------------

          "Term Loan Note" shall mean a promissory note of the Borrowers
           --------------
substantially in the form of Exhibit E-2 attached hereto.
                             -----------

          "Term Loan Termination Date" shall mean June 30, 2008.
           --------------------------

          "Temporary Cash Investments" shall mean (i) Investments in marketable,
           --------------------------
direct obligations issued or guaranteed by the United States of America, or of any governmental agency or political subdivision thereof, maturing within 365 days of the date of purchase, including, without limitation, Specified Government Securities; (ii) Investments in certificates of deposit issued by a bank organized under the laws of the United States of America or any state thereof or the District of Columbia, in each case having capital, surplus and undivided profits totaling more than $500,000,000 and rated at least A by Standard & Poor's Ratings Service and A-2 by Moody's Investors Service, Inc. maturing within 365 days of purchase; or (iii) Investments not exceeding 365 days in duration in money market funds that invest substantially all of such funds' assets in the Investments described in the preceding clauses (i) and (ii).

          "Termination Event" shall mean (i) a Reportable Event with respect to
           -----------------
a Benefit Plan; (ii) the withdrawal of any Borrower or any ERISA Affiliate from a Benefit Plan during a plan year in which any Borrower or such ERISA Affiliate was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; (iii) the imposition of an obligation on any Borrower or any ERISA Affiliate under
Section 4041 of ERISA to provide affected parties written notice of intent to terminate a Benefit Plan in a distress termination described in Section 4041(c) of ERISA; (iv) the institution by the PBGC of proceedings to terminate a Benefit Plan; (v) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan; or (vi) the partial or complete withdrawal of any Borrower or any ERISA Affiliate from a Multiemployer Plan.

          "Third Party Interactives" shall mean all Persons with whom any
           ------------------------
Borrower exchanges data electronically in the ordinary course of business, including without limitation, customers, suppliers, third-party vendors, subcontractors, processors-converters, shippers and warehousemen.

          "UFCA" shall have the meaning given to such term in Section 2.15(b).
           ----                                               ---------------

          "UFTA" shall have the meaning given to such term in Section 2.15(b).
           ----                                               ---------------

          "Unused Letter of Credit Subfacility" shall mean an amount equal to
           -----------------------------------
the lesser of (i) $10,000,000 minus the Letter of Credit Obligations, and (ii) the undrawn portion of the Revolving Loan Commitment Amount of all Lenders.

          "Variable Rate" shall mean the Base Rate or the LIBO Rate.
           -------------

          "Voting Power" shall mean, with respect to Voting Stock, the ability
           ------------
to exercise the voting rights of such Voting Stock either by direct ownership or control of such Voting Stock or through the granting of proxy rights by any owner of such Voting Stock.

          "Voting Stock" shall mean securities of any class or classes of a
           ------------
corporation, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of corporate directors (or Persons performing similar functions).

          "West Point Contract" shall mean that certain Contract No. DAAG60-98-
           -------------------
C-O dated as of April 22, 1998 between PaeTec and the Department of the Army, as amended from time to time.

          "Year 2000 Corrective Actions" shall mean, as to each Borrower, all
           ----------------------------
actions necessary to eliminate such Person's Year 2000 Problems, including, without limitation, computer code enhancements and revisions, upgrades and replacements of Year 2000 Date-Sensitive Systems/Components, and coordination of such enhancements, revisions, upgrades and replacements with Third Party Interactives.

          "Year 2000 Corrective Plan" shall mean, with respect to each Borrower,
           -------------------------
a comprehensive plan to eliminate all of its Year 2000 Problems including without limitations (i) computer code enhancements or revisions, (ii) upgrades or replacements of Year 2000 Date-Sensitive Systems/Components, (iii) test and validation procedures, (iv) an implementation time line and budget and (v) designation of specific employees who will be responsible for planning, coordinating and implementing each phase or subpart of the Year 2000 Corrective Plan.

          "Year 2000 Date-Sensitive System/Component" shall mean, as to any
           -----------------------------------------
Person, any system software, network software, applications software, database, computer file, embedded microchip, firmware or hardware that accepts, creates, manipulates, sorts, sequences, calculates, compares or outputs calendar-related data accurately; such systems and components shall include, without limitation, mainframe computers, file server/client system, computer workstations, routers, hubs, other network-related hardware, and other computer-related software, firmware or hardware and information processing and delivery systems of any kind and telecommunications systems and other communications processors, security systems, alarms, elevators and HVAC systems.

          "Year 2000 Implementation Testing" shall mean, as to each Borrower,
           --------------------------------
(i) the performance of test and validation procedures regarding Year 2000 Corrective Actions on a unit basis and a systemwide basis, (ii) the performance of test and validation procedures regarding data exchanges among the Borrowers' Year 2000 Date-Sensitive Systems/Components and data exchanges with Third Party Interactives, and (iii) the design and implementation of additional Corrective Actions, the need for which has been demonstrated by test and validation procedures.

          "Year 2000 Problems" shall mean, with respect to each Borrower,
           ------------------
limitations on the capacity or readiness of any such Borrower's Year 2000 Date-Sensitive Systems/Components to accurately accept, create, manipulate, sort, sequence, calculate, compare or output calendar date information with respect to calendar year 1999 or any subsequent calendar year beginning on or after January 1, 2000 (including leap year computations), including, without limitation, exchanges of information among Year 2000 Date-Sensitive Systems/Components of the Borrowers and exchanges of information among the Borrowers and Year 2000 Date-Sensitive Systems/Components of Third Party Interactives and functionality of peripheral interfaces, firmware and embedded microchips.

          SECTION 1.03.    Accounting Terms. Except as otherwise herein
                           ----------------
specifically provided, each accounting term used herein shall have the meaning given to it under generally accepted ac counting principles applied on a consistent basis ("GAAP").
                  ------

          SECTION 1.04.    Others Defined in New York Uniform Commercial Code.
                           ---------------------------------------------------
All other terms contained in this Agreement (and which are not otherwise specifically defined herein) shall have the meanings provided by the Uniform Commercial Code of the State of New York (the "Code") to the extent the same are
                                               ----
used or defined therein.

          SECTION 1.05.    Supplemental Disclosure. At any time or times as the
                           -----------------------
Borrowers determine necessary, the Borrowers shall supplement any schedule hereto with respect to any matter hereafter arising which, if existing or occurring prior to the date hereof, would have been required to be set forth or described in such schedule or which is necessary to correct any information in such schedule which has been rendered inaccurate thereby. If any such supplement to such schedule discloses the existence or occurrence of events, facts or circumstances which are restricted or prohibited by the terms of this Agreement, or would reasonably be likely to result in a Material Adverse Effect, such supplement to such schedule shall not be deemed an amendment thereof unless expressly consented to in writing by the Administrative Agent and the Requisite Lenders, and no such amendments, except as the same may be consented to in writing which expressly includes a waiver, shall be or be deemed a waiver by the Administrative Agent or any Lender of an Event of Default or Default hereunder.


                                  ARTICLE II


                          LOANS AND LETTERS OF CREDIT

          SECTION 2.01.    Agreement to Lend.
                           -----------------

          (a) Existing Loans made to the Borrowers in the aggregate amount of $70,000,000 shall remain outstanding under this Agreement and constitute a portion of the Term Loans. Each Term Lender severally agrees, on the terms and conditions hereinafter set forth, to make one or more Term Loans to the Borrowers on the Funding Date or any date thereafter until the Term Loan Commitment Termination Date in an amount not to exceed an amount equal to (i) the Term Loan Commitment Amount of such Lender minus (ii) such Lender's
                                               -----
Pro Rata Share of the Aggregate Utilization in effect as of the Funding Date.

          (b) Each Revolving Lender severally agrees, on the terms and conditions hereinafter set forth, to make on or after the Closing Date and until but not including the Revolving Loan Commitment Termination Date, one or more Revolving Loans to the Borrowers in an amount not to exceed the Revolving Loan Commitment Amount of such Revolving Lender less such Lender's Pro Rata Share of the Letter of Credit Obligations.

          (c) Term Loans which are repaid or prepaid under the Loan Documents may not be reborrowed. Revolving Loans which are repaid or prepaid may be reborrowed at any time prior to the Revolving Loan Commitment Termination Date provided that the principal amount reborrowed does not exceed the then applicable Revolving Loan Commitment Amount.

          (d) In no event shall the aggregate principal amount of Loans (exclusive of the Loans the proceeds of which are used to finance Permitted Acquisitions) exceed the Borrowing Base. In no event shall the aggregate principal amount of Loans made to Florida exceed $1,000,000 prior to the date on which the Collateral Agent shall have obtained a first priority Lien on all the outstanding Equity Interests of Florida subject to no other Liens. In no event shall any Loan in excess of $1,750,000 be made against PaeTec's Switching Equipment located in Chicago, Illinois until such time as the Lien thereon described in Section 6.01(l) has been removed.
             ---------------

          SECTION 2.02.

          (a) The proceeds of the Loans shall be used by the Borrowers to purchase Telecommunications Equipment, to pay transaction costs incurred in connection with the execution, delivery and performance of the Loan Documents, to finance Permitted Acquisitions and for working capital and other general corporate purposes (including, without limitation, payment of interest on the Loans), all as specified in the Notice of Borrowing and in accordance with the Milestone Plan; provided, however, that (i) not more than $30,000,000 of the
                --------  -------
proceeds of the Loans may be used by the Borrowers for the purpose of making Permitted Acquisitions, and not more than $7,500,000 of such $30,000,000 amount may be applied to a single Permitted Acquisition and (ii) not more that $10,000,000 of the proceeds of the Loans may be used for working capital or other general corporate purposes.

          (b) Loans bearing interest at the LIBOR Rate shall be in a minimum principal amount of $2,500,000 and in $500,000 increments in excess thereof and Loans bearing interest at the Base Rate shall be in a minimum principal amount of $1,000,000 and in $250,000 increments in excess thereof.

          (c)  No more than four (4) Loans per calendar month shall be made.

          SECTION 2.03.    Procedure for Loan Request and Borrowing Commitment.
                            ---------------------------------------------------

          (a) A Borrower requesting a Loan shall deliver to each of the Administrative Agent and the Collateral Agent a Notice of Borrowing substantially in the form of Exhibit H-1 attached hereto by 11:00 a.m. on the date at least five (5) Business Days prior to the date on which such Loan is requested to be made if such Loan is requested to be a LIBOR Loan and at least two (2) Business Days prior to the date on which such Loan is requested to be made if such Loan is requested to be a Base Rate Loan, which notice, once given, shall be irrevocable; provided, however, that only the Collateral Agent shall receive the attachments to the Notice of Borrowing, as outlined below. In the case of a Loan the proceeds of which will be used to purchase Telecommunications Equipment, the Notice of Borrowing delivered to the Collateral Agent will include a certificate of delivery and acceptance in the form included in Exhibit
                                                                         -------
H-1 and a copy of the invoice from the seller of the Telecommunications
---
Equipment described in such invoice. In the case of a Loan the proceeds of which will be used to pay transaction and construction costs, the Notice of Borrowing delivered to the Collateral Agent will include a copy of the invoice from the provider of the service or other appropriate supporting documentation. In the case of a Loan, the proceeds of which will be used for the financing of working capital or other general corporate purposes, the Notice of Borrowing delivered to the Collateral Agent will contain a certified schedule of the Borrowers' current outstanding accounts payable in detail satisfactory to the Collateral Agent together with a description of the intended use of proceeds of such Loan. The Notice of Borrowing shall, with respect to any Loans requested, specify whether such requested Loans are to be Base Rate Loans or LIBOR Loans, and if such requested Loans are to be LIBOR Loans, the requested Interest Period for such Loans.

          (b) The Administrative Agent agrees, promptly upon (i) receipt of a Notice of Borrowing and (ii) acknowledgment by the Collateral Agent that the Borrowers have delivered and the Collateral Agent has reviewed to its satisfaction (x) each of the invoices or certificates required to be provided to the Collateral Agent pursuant to Section 2.03(a)
                                                            ---------------
above and (y) each of the collateral documents, including, without limitation, all third party agreements and the related consents to collateral assignments required pursuant to Section 5.08 of the Loan Agreement, as requested by the
                     ------------
Collateral Agent, which acknowledgment shall be delivered by the Collateral Agent at least three (3) Business Days prior to the date on which any LIBOR Loan is requested to be made and one (1) Business Day prior to the date on which any Base Rate Loan is requested to be made, to notify each Lender of the date and amount of the Loan proposed thereunder and the amount of such Lender's Pro Rata Share therein. So long as no Event of Default has occurred and is continuing and upon fulfillment of the applicable conditions set forth in Article IV, each such
                                                           ----------
Lender severally agrees, on or before 12:00 P.M. (New York time) on the date of each proposed Loan, to pay into the Payment Account, an amount equal to such Lender's Pro Rata Share of such Loan in dollars and in same day funds. After the Administrative Agent's receipt of such Lender's Loan proceeds, the Administrative Agent shall make available such proceeds to the Borrower requesting the Loan or the Person entitled to payment thereof at the bank account(s) specified in the Notice of Borrowing on the date specified in such Notice of Borrowing in Dollars in immediately available funds; provided,
                                                               --------
however, that if any Loan proceeds are to be applied to pay invoices from
-------
Lucent, such invoices shall be paid directly by the Administrative Agent to Lucent.

          (c) Unless the Administrative Agent has received written notice from a Lender prior to the date of any proposed Loan that such Lender will not make available to the Administrative Agent such Lender's Pro Rata Share of such Loan, the Administrative Agent may, but is not obligated to, assume that such Lender has made its Pro Rata Share of such Loan available to the Administrative Agent on the date of such Loan in accordance with paragraph (b) above, and the Lenders
                                            ------------
may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If such Pro Rata Share is not, in fact, paid to Administrative Agent by such Lender when due, the Administrative Agent will be entitled to recover such amount on demand from such Lender or the Borrower which received the proceeds of such Loan without set-off, counterclaim or deduction of any kind, together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Administrative Agent either by such Borrower or such Lender, at, (1) in the case of such Borrower, the interest rate applicable to such Loan, and (2) in the case of such Lender, the Federal Funds Effective Rate plus any applicable fees charged by the Administrative Agent. Nothing in this Section 2.03(c) or
                                                     --------------
elsewhere in this Agreement or the other Loan Documents shall be deemed to require the Administrative Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Commitment hereunder or to prejudice any rights that the Borrower may have against any Lender as a result of any default by such Lender hereunder. Without limiting the foregoing, with respect to any Lender which for any reason fails to make timely payment to the Administrative Agent of its Pro Rata Share of any Loan, the Administrative Agent, in addition to other rights and remedies which it may have, shall be entitled to withhold or set off from any payments due to such Lender hereunder, an amount equal to the Pro Rata Share required to have been paid by such Lender plus interest as described above, and to withhold from such Lender any right of consent provided to such Lender by Article 5 or 6 of this Agreement and to bring
                                   ---------    -
an action or suit against such Lender in a court of competent jurisdiction to recover such Pro Rata Share thereof and any related interest thereon. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's applicable Pro Rata

Share of such Loan for purposes of this Agreement. If both such Lender and such Borrower shall have repaid the corresponding amount, the Administrative Agent shall promptly return to such Borrower its corresponding amount.

          (d) The Borrowers commit to the Lenders to request (i) on or prior to the Closing Date, Term Loans in such amount that when combined with the then outstanding principal balance of the Existing Loans, would total $50,000,000,
(ii) on or prior to September 30, 2000, Term Loans in such amount that when combined with the then outstanding principal balance of the Existing Loans, would total $75,000,000, and (iii) on or prior to December 31, 2000, Term Loans in the amount of the undrawn Term Loan Commitment Amount.

          SECTION 2.04.    The Notes.  The Borrowers shall execute and deliver
                           ---------
to each Revolving Lender that so requests, a Revolving Loan Note and to each Term Lender that so requests, a Term Loan Note to evidence the Commitment of that Lender. Each Revolving Loan Note shall be in the principal amount of the Revolving Loan Commitment Amount of the applicable Lender, dated the Closing Date, stated to mature on the Revolving Loan Commitment Termination Date and substantially in the form of Exhibit E-1. Each Term Loan Note shall be in the
                             -----------
principal amount of the Term Loan Commitment Amount of the applicable Term Lender, dated the Closing Date, stated to mature on the Term Loan Termination Date and substantially in the form of Exhibit E-2. The Term Loan Notes also
                                      -----------
evidence the Existing Loans. The Notes payable to a Lender shall represent the obligation of the Borrowers to pay the amount of each Lender's Revolving Loan Commitment Amount or Term Loan Commitment Amount or, if less, the applicable Lender's Pro Rata Share of the aggregate unpaid principal amount of all Loans to the Borrowers and Letter of Credit Obligations incurred by such Lender together with interest thereon as prescribed in Section 2.05. The Administrative Agent is
                                       ------------
hereby authorized by each Borrower to record in the Register the date and amount of each Loan made to such Borrower, as applicable, and to record therein the date and amount of each payment on each Loan made to such Borrower, and such recordations shall be conclusive evidence against such Borrower of the amounts owing to the Lenders with respect to the Loans in the absence of manifest error; provided, however, that the failure of the Administrative Agent to register any such information on such schedule shall not in any manner affect the obligation of such Borrower to repay the Loans made to such Borrower in accordance with the terms of this Agreement.

          SECTION 2.05.    Interest on Loans.
                           -----------------

          (a)  General.  Each Loan shall bear interest at a rate per annum equal
               -------
to the Base Rate or the LIBO Rate, as selected in the applicable Notice of Borrowing delivered by the Borrower or as converted pursuant to Section 2.06,
                                                                ------------
computed on the basis of (i) a 360 day year composed of twelve 30-day months for LIBOR Loans and (ii) a 365/366 day year, as applicable, for Base Rate Loans, and with respect to both clauses (i) and (ii), the actual number of days elapsed. Interest on Base Rate Loans shall be compounded quarterly.

          (b)  Default Interest.  Notwithstanding any provision in this
               ----------------
Agreement to contrary, if an Event of Default shall occur and be continuing, then the Borrowers shall, on demand from the Administrative Agent, thereafter pay interest on all Loans at a rate that is two percent (2.00%) per annum above the rates of interest otherwise payable on all the Loans from the date such payment is due to the date such Event of Default is either cured or waived in writing by the Requisite Lenders.

          SECTION 2.06.    Conversion or Continuation.
                           --------------------------

          (a)  Subject to the provisions of Section 2.07, on any Payment Date or
                                            ------------
Interest Payment Date, as applicable, each Borrower shall have the option (i) to convert any of its outstanding Loans, from Base Rate Loans to LIBOR Loans; (ii) to convert any of its outstanding Loans from LIBOR Loans to Base Rate Loans; and
(iii) to continue any portion of such LIBOR Loans as LIBOR Loans; provided,
                                                                  --------
however, that no outstanding Loans may be converted into, or continued as, LIBOR
-------
Loans when any Default or Event of Default has occurred and is continuing. Any conversion or continuation made with respect to less than the entire outstanding balance of a Borrower's Revolving Loans or Term Loans must be applied pro rata to such Borrower's Revolving Loans or Term Loans, as applicable, according to the outstanding principal balance of such Revolving Loans or Term Loans.

          (b) Whenever a Borrower elects to convert or continue Loans under this Section 2.06, such Borrower shall deliver to the Administrative Agent a
     ------------
written notice substantially in the form of that attached hereto as Exhibit H-2
                                                                    -----------
(a "Notice of Conversion/ Continuation"), signed by an authorized officer of such Borrower (i) no later than 10:00 a.m. (New York time) three (3) Business Days in advance of the requested conversion date, in the case of a conversion into Base Rate Loans, and (ii) no later than 10:00 a.m. (New York time) three
(3) Business Days in advance of the requested conversion or continuation date, in the case of a conversion into, or continuation of, LIBOR Loans. The Notice of Conversion/Continuation shall specify (1) the conversion or continuation date (which shall be a Business Day), (2) the amount and type of the Loans to be converted or continued, (3) the nature of the requested conversion or continuation, and (4) in the case of a conversion into, or continuation of, LIBOR Loans, the requested Interest Period. Promptly after receipt of a Notice of Conversion/Continuation pursuant to this Section 2.06(b), the Administrative
                                            ---------------
Agent shall notify the Revolving Lenders or Term Lenders, as applicable, by telecopy, telephone or other similar form of transmission, of the requested conversion or continuation. In the event that a Borrower should fail to provide a Notice of Conversion/Continuation with respect to any LIBOR Loans as provided above, such Loans shall, on the last day of the Interest Period with respect to such Loans, convert to Base Rate Loans.

          (c) Any Notice of Conversion/Continuation for conversion to, or continuation of, Loans made pursuant to this Section 2.06 shall be irrevocable
                                             ------------
and the applicable Borrower shall be bound to convert or continue in accordance therewith.

          SECTION 2.07.    Special Provisions Governing LIBOR Loans.
                           ----------------------------------------
Notwithstanding any other provisions to the contrary contained in this Agreement, the following provisions shall govern with respect to LIBOR Loans as to the matters covered:

          (a) Determination of Interest Period. By giving notice as set forth in
              --------------------------------
Section 2.06(b), a Borrower shall have the option, subject to the other provisions of this Section 2.07, to specify whether the Interest Period for such LIBOR Loan shall be a one, three or six month period. The determination of Interest Periods shall be subject to the following provisions:

          (1) In the case of immediately successive Interest Periods, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires.

          (2) If any Interest Period would otherwise expire on a day which is not a Business Day, the Interest Period shall be extended to expire on the next succeeding Business Day; provided, however, that if the next succeeding Business Day occurs in the following calendar month, then such Interest Period shall expire on the immediately preceding Business Day.

          (3) A Borrower may not select an Interest Period for any LIBOR Loan, which Interest Period expires later than June 30, 2008.

          (4) A Borrower may not select an Interest Period with respect to any portion of such Borrower's Term Loans which extends beyond an installment payment date for such Term Loans unless, after giving effect to such selection, the portion of such Term Loans not subject to Interest Periods ending after such installment payment date is equal or greater than the principal due on such installment payment date.

          (5) A Borrower may not select an Interest Period with respect to any portion of such Borrower's Revolving Loans which extends beyond any date on which the Revolving Loan Commitment Amounts are scheduled to be reduced unless, after giving effect to such selection, the portion of the Revolving Loans not subject to Interest Periods ending after any such date is equal to or greater than any amount of the Revolving Loans required to be repaid as a result of any such reduction.

          (6) There shall be no more than six (6) Interest Periods in effect at any one time.

          (b)  Determination of Interest Rate.  As soon as practicable after
               ------------------------------
10:00 a.m. (New York time) on the LIBOR Interest Rate Determination Date, the Administrative Agent shall determine (which determination shall, absent manifest error, be presumptively correct) the interest rate for the LIBOR Loans for which an interest rate is then being determined and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the applicable Borrower. In the event that on any LIBOR Interest Rate Determination Date the Administrative Agent shall have determined (which determination shall, absent manifest error, be presumptively correct and binding upon all parties) that:

          (1) adequate and fair means do not exist for ascertaining the applicable interest rates by reference to which the LIBO Rate then being determined is to be fixed; or

          (2) the LIBO Rate for any Interest Period for such Loans will not adequately reflect the cost to any Lender of making, funding or maintaining its LIBOR Loan for such Interest Period, the Administrative Agent shall forthwith so notify the applicable Borrower and the Lender, whereupon:

                (A) each LIBOR Loan will automatically, on the last day of the then existing Interest Period therefor, convert into a Base Rate Loan; and

                (B) the obligation o f the Lenders to make, or to convert Loans into, LIBOR Loans shall be suspended until the Administrative Agent shall notify the applicable Borrower and the Lenders that the circumstances causing such suspension no longer exist.

          (c)   Illegality. Notwithstanding any other provision of this
                ----------
Agreement, if any Lender shall notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for any Lender to perform its obligations hereunder to make LIBOR Loans or to fund or maintain LIBOR Loans hereunder, (i) the obligation of the Lenders to make, or to convert Loans into or to continue Loans as, LIBOR Loans shall be suspended until the Administrative Agent shall notify the Borrowers and the Lenders that the circumstances causing such suspension no longer exist and (ii) the Borrowers shall on the termination of the Interest Period then applicable thereto, or on such earlier date required by law, prepay in full all LIBOR Loans then outstanding together with accrued interest thereon, or convert all such LIBOR Loans into Base Rate Loans in accordance with Section 2.06.
                ------------

          (d)  Compensation.  In addition to such amounts as are required to be
               ------------
paid by the Borrowers pursuant to the other Sections of this Article II, the Borrowers agree to compensate any Lender for all losses, expenses and liabilities, including, without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Lender's LIBOR Loans to the Borrowers, which such Lender may sustain (i) if for any reason a funding of any LIBOR Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation, or a successive Interest Period does not commence after notice therefor is given pursuant to Section 2.06, (ii) if any voluntary
                                           ------------
or mandatory prepayment of any LIBOR Loans occurs for any reason on a date which is not the last scheduled day of an Interest Period, (iii) as a consequence of any required conversion of LIBOR Loans to Base Rate Loans as a result of any of the events indicated in Section 2.07(d), or (iv) as a consequence of any other
                        --------------
failure by a Borrower to repay LIBOR Loans when required by the terms of this Agreement.

          (e)  Booking of LIBOR Loans. The Lenders may make, carry or transfer
               ----------------------
LIBOR Loans at, to, or for the account of, any of their respective branch offices or the office of any of their respective affiliates.

          (f)  LIBOR Loans After Event of Default. Unless the Requisite Lenders
               ----------------------------------
shall otherwise agree, after the occurrence of and during the continuance of any Event of Default, the Borrowers may not borrow Loans as LIBOR Loans or elect to have any Loans continued as, or converted to, LIBOR Loans after the expiration of any Interest Period then in effect for such Loans.

          SECTION 2.08.    Scheduled Payments.
                           ------------------

          (a) Interest on each LIBOR Loan shall be payable in arrears on the last day of each LIBOR Interest Payment Date for such LIBOR Loan and upon payment in full thereof. Interest on each Base Rate Loan shall be payable quarterly in arrears on each Payment Date and upon payment in full thereof. After the occurrence and during the continuance of any Event of Default, interest shall be payable on demand.

          (b)  Subject to the provisions of Sections 2.09 and 9.02, the
                                            -------------     ----
outstanding principal balance of the Term Loans shall be payable in twenty quarterly installments commencing on September 30, 2003, and continuing on the last day of each December, March, June and September thereafter through and including June 30, 2008 with each such quarterly installment other than the last one to be in an amount equal to 5.00% of the Aggregate Principal Amount, and the last such quarterly installment to be in an amount equal to the then remaining unpaid portion of the Aggregate Principal Amount.

          (c) Payments made with respect to the Loans by each Borrower shall be applied by the Administrative Agent first to unpaid and accrued fees and interest and then to the outstanding unpaid principal balance of the Loans of such Borrower; provided, however, that upon the occurrence and during the
               --------  -------
continuance of an Event of Default, all payments and prepayments with respect to the Obligations and all proceeds of Collateral shall be applied in the following order by the Administrative Agent; provided, further, that the order of priority set forth in the following clauses may be altered upon direction from the Requisite Lenders to the Administrative Agent:

          (1) first, to pay Obligations in respect of any expenses then due and payable by the Borrowers to the Administrative Agent or the Lenders or any Person which is not a Lender that has issued a Letter of Credit

          (2) second, to pay Obligations in respect of any reimbursement or indemnities then due and payable to the Administrative Agent or the Lenders or any Person which is not a Lender that has issued a Letter of Credit (excluding any reimbursement obligations with respect to any Letters of Credit);

          (3) third, to pay Obligations in respect of any fees due and owing to the Administrative Agent;

          (4) fourth, to pay Obligations in respect of the commitment fee and any other fees and commissions then due and owing to the Administrative Agent, the Collateral Agent or the Lenders or any Person which is not a Lender that has issued a Letter of Credit;

          (5) fifth, to pay Obligations in respect of any accrued and unpaid interest due in respect of Loans and Letter of Credit Obligations;

          (6) sixth, to the ratable payment or prepayment of principal of any outstanding Loans and reimbursement obligations with respect to Letters of Credit;

          (7) seventh, to pay termination payments due and payable pursuant to any Interest Rate Agreement or hedging agreement to which any Lender or its affiliate is a counterparty; and

          (8)  eighth, to the ratable payment of all other Obligations.

        SECTION 2.09.    Optional and Mandatory Prepayment of Loans; Optional
                         ----------------------------------------------------
and Mandatory Reduction of Commitment Amount.
--------------------------------------------

        (a) Provided that no Event of Default has occurred and is continuing, the Borrowers shall have the right upon the provision of (1) twenty-five days' prior written notice on or prior to the six month anniversary of the Closing Date to the Administrative Agent, and (2) forty-five days' prior written notice to the Administrative Agent at any time thereafter, which notice, once given, shall be irrevocable, on any Payment Date with respect to any Base Rate Term Loans and on the last day of the applicable Interest Period with respect to any LIBOR Term Loans, to prepay the outstanding principal thereof in a minimum principal amount of $1,000,000 and increments of $500,000 in excess thereof, together in each case with accrued interest thereon as determined on the date of such prepayment.

        (b) Upon the occurrence of any Event of Loss with respect to any item of Collateral that is not repaired or replaced within 180 days after the occurrence of such Event of Loss (other than an item of Collateral no longer used or useful in the Business), the Borrowers shall make a principal prepayment in an amount equal to the replacement value of the item of Collateral which suffered the Event of Loss, together with accrued interest thereon with such principal payments to be applied, pro rata, to the outstanding principal balance of the Revolving Loans and the Term Loans.

        (c) Simultaneously with the delivery of the financial statements required to be delivered under Section 5.06(a) for the fiscal years ending
                               --------------
December 31, 2002 and thereafter, the Revolving Loan Commitment Amounts of all the Lenders shall be permanently reduced and the outstanding principal balance of the Term Loans shall be prepaid on a pro rata basis (together with accrued and unpaid interest on the Term Loans being prepaid) in an amount equal to fifty percent (50%) of Excess Cash Flow, if any, as determined for such fiscal year; provided, however, that such reduction in the Revolving Loan Commitment Amounts and prepayment of the Term Loans shall not be required with respect to any fiscal year in which the Borrowers maintained throughout such fiscal year an Operating Leverage Ratio of less than 5.0 to 1.0.

        (d) The Revolving Loan Commitment Amounts of all the Lenders shall be permanently reduced and the outstanding principal balance of the Term Loans shall be prepaid on a pro rata basis in an amount equal to (i) all of the net proceeds of any sales of assets of any Borrower other than sales to another Borrower or otherwise made in the ordinary course of business, which proceeds are not reinvested within 180 days after receipt thereof in replacement assets, plus accrued interest thereon, and (ii) the proceeds of insurance policies and condemnation awards paid to any Borrower if the proceeds thereof are not applied within 180 days after such payment to the replacement, reconstruction or restoration of equipment which was the subject of the insurance loss or award, plus accrued interest thereon.

        (e) The Revolving Loan Commitment Amount of all the Lenders shall be reduced on each Payment Date beginning September 30, 2003, in an amount equal to five percent (5.00%) of the original Revolving Loan Commitment Amount on each such Payment Date.

        (f) On each date that the Revolving Loan Commitment Amount is reduced, the Borrowers shall prepay first, the Revolving Loans, and second, provide to the Administrative Agent cash collateral with respect to the Letter of Credit Obligations in such amounts such that the sum of the outstanding principal balance of the Revolving Loans plus the Letter of Credit Obligations does not exceed the Revolving Loan Commitment Amount of all the Revolving Lenders after giving effect to the reduction thereof effective on such date. Any reduction in the Revolving Loan Commitment Amount of all the Lenders shall be allocated to each Revolving Lender based on its Pro Rata Share. All prepayments of principal shall be applied to the remaining principal payments of the type of Loans prepaid in the inverse order of maturity. The Letter of Credit Obligations shall be reduced on a dollar-for-dollar basis by the cash collateral.

        (g) Each prepayment of the Loans made by the Borrowers under this Agreement, whether voluntary or mandatory, shall be applied to the remaining principal payments of the type of Loans prepaid (and in the inverse order of maturity with respect to Term Loans) and shall be accompanied by payment of accrued and unpaid interest thereon and any compensation payable under Section
                                                                       -------
2.07(d).
-------

        SECTION 2.10.    Letters of Credit.
                         -----------------

        (a)  Agreement to Issue.  Subject to the terms and conditions of this
             ------------------
Agreement, and in reliance upon the representations and warranties of the Borrowers herein set forth, the Administrative Agent agrees to issue Letters of Credit for the respective accounts of the Borrowers in accordance with this
Section 2.10 from time to time during the term of this Agreement.
------------

        (b)  Amounts; Outside Expiration Date.  The Administrative Agent shall
             --------------------------------
not have any obligation to issue any Letter of Credit at any time if: (1) the maximum undrawn face amount of the Letter of Credit is greater than the Unused Letter of Credit Subfacility; or (2) such Letter of Credit has an expiration date later than thirty (30) days prior to the Revolving Loan Commitment Termination Date, or more than one (1) year from the date of issuance.

        (c)  Other Conditions.  In addition to being subject to the satisfaction
             ----------------
of the applicable conditions precedent contained in Article IV, the obligation
                                                    ----------
of the Administrative Agent to issue any Letter of Credit is subject to the following conditions precedent having been satisfied in a manner satisfactory to the Administrative Agent:

        (1) the applicable Borrower shall have delivered to the Administrative Agent, at such times and in such manner as the Administrative Agent may prescribe, an application in form and substance satisfactory to the Administrative Agent for the issuance of the Letter of Credit and such other documents as may be required pursuant to the terms thereof and the form and terms of the proposed Letter of Credit shall be satisfactory to the Administrative Agent; and

        (2) as of the date of issuance, no order of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the Administrative Agent refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit.

        (d)  Issuance of Letters of Credit.
             -----------------------------

        (1)  Request for Letter of Credit. The applicable Borrower shall give
             ----------------------------
     the Administrative Agent five (5) Business Days' prior written notice, containing the original signature of an authorized officer of such Borrower, of such Borrower's request for the issuance of a Letter of Credit. Such notice shall be irrevocable and shall specify the original face amount of the Letter of Credit, the effective date (which date shall be a Business Day) of issuance of such proposed Letter of Credit, whether such Letter of Credit may be drawn in a single or in partial draws, the date on which such proposed Letter of Credit is to expire (which date shall be a Business Day), the purpose for which such Letter of Credit is to be issued, and the beneficiary of such Letter of Credit. The applicable Borrower shall attach to such notice the form of the proposed Letter of Credit.

        (2)  Responsibilities of the Administrative Agent; Issuance.  The
             ------------------------------------------------------
     Administrative Agent shall determine, as of the Business Day immediately preceding the requested effective date of issuance of the Letter of Credit set forth in the notice from the applicable Borrower pursuant to Section
                                                                      -------
     2.10(d)(1), the amount of the applicable Unused Letter of Credit
     ----------
     Subfacility. If (A) the undrawn face amount of the proposed Letter of Credit is not greater than the applicable Unused Letter of Credit Subfacility, (B) the conditions set forth in Section 2.10(c) have been
                                                  ---------------
     satisfied, and (C) the Administrative Agent has received a certificate from such Borrower stating that the applicable conditions set forth in Article
                                                                       -------
     IV have been satisfied, the Administrative Agent shall issue such Letter of
     --
     Credit on such proposed effective date of issuance.

        (3)  Notice of Issuance.  The Administrative Agent shall promptly give
             ------------------
     each Lender written notice of the issuance of each Letter of Credit.

        (4)  No Extensions or Amendment.  No Letter of Credit shall be extended
             --------------------------
     or amended unless the requirements of this Section 2.10(d) are met as
                                                ---------------
     though a new Letter of Credit were being requested and issued.

        (e)  Payments Pursuant to Letters of Credit.
             --------------------------------------

        (1)  Payment of Letter of Credit Obligations.  The Borrowers agree to
             ---------------------------------------
     reimburse the Administrative Agent for any draw under any Letter of Credit immediately upon demand, and to pay the Administrative Agent the amount of all other Obligations and other amounts payable to the Administrative Agent under or in connection with any Letter of Credit immediately when due, irrespective of any claim, set-off, defense or other right which a Borrower may have at any time against the Administrative Agent or any other Person.

        (2)  Revolving Loans to Satisfy Reimbursement Obligations.  In the event
             ----------------------------------------------------
     that the Administrative Agent honors a draw under such Letter of Credit, and the Borrowers shall not have repaid such amount to the Administrative Agent pursuant to Section 2.10(e)(1), the Administrative Agent shall, upon
                       ------------------
     receiving notice of such failure, notify each Revolving Lender of such failure, and each Revolving Lender shall unconditionally pay to the Administrative Agent, for the account of the Administrative Agent, as and when provided hereinbelow, an amount equal to such Revolving Le nder's Pro Rata Share of the amount of such payment in Dollars and in same day funds. If the Administrative Agent so notifies the Revolving Lenders prior to 12:00 p.m. (New York time) on any Business Day, each Revolving Lender shall make available to the Administrative Agent the amount of such payment, as provided in the immediately preceding sentence, on such Business Day. Such amounts paid by the Revolving Lenders to the Administrative Agent shall constitute Revolving Loans which shall be deemed to have been requested by the applicable Borrower pursuant to Section 2.03.
                                                                   ------------
        (f)  Participations.
             --------------

        (1)  Purchase of Participations.  Immediately upon issuance of any
             --------------------------
     Letter of Credit in accordance with Section 2.10(d), each Revolving Lender
                                         ---------------
     shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation in such Letter of Credit, equal to such Revolving Lender's Pro Rata Share of the face amount of such Letter of Credit (including, without limitation, all obligations of the Borrowers with respect thereto, and any security therefor or guaranty pertaining thereto).

        (2)  Sharing of Reimbursement Obligation Payments.  Whenever the
             --------------------------------------------
     Administrative Agent receives a payment from a Borrower on account of reimbursement obligations in respect of a Letter of Credit as to which the Administrative Agent has previously received for its account payment from a Revolving Lender pursuant to this Section 2.10(f)(2), the Administrative
                                       ------------------
     Agent shall promptly pay to such Lender such Revolving Lender's Pro Rata Share of such payment from such Borrower in Dollars. Each such payment shall be made by the Administrative Agent on the Business Day on which the Administrative Agent receives immediately available funds paid to such Person pursuant to the immediately preceding sentence, if received prior to 11:00 a.m. (New York time) on such Business Day and otherwise on the next succeeding Business Day.

        (3)  Documentation.  Upon the request of any Revolving Lender, the
             -------------
     Administrative Agent shall furnish to such Revolving Lender copies of any Letter of Credit, reimbursement agreement executed in connection therewith, application for any Letter of Credit in connection with the issuance of any Letter of Credit, and such other documentation as may reasonably be requested by such Revolving Lender.

        (4)  Obligations Irrevocable.  The obligations of each Revolving Lender
             -----------------------
     to make payments to the Administrative Agent with respect to any Letter of Credit, and the obligations of the Borrowers to make payments to the Administrative Agent, for the account of the Revolving Lenders, shall be irrevocable, not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement, including, without limitation, any of the following circumstances:

             (A) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

             (B) the existence of any claim, set-off, defense or other right which a Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Administrative Agent, the Collateral Agent or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between a Borrower or any other Person and the beneficiary named in any Letter of Credit)

             (C) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

             (D) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; or

             (E)  the occurrence of any Default or Event of Default.

        (g)  Recovery or Avoidance of Payments. In the event any payment by or
             ---------------------------------
on behalf of a Borrower received by the Administrative Agent with respect to a Letter of Credit (or any guaranty by a Borrower or reimbursement obligation of a Borrower relating thereto) and distributed by the Administrative Agent to the Revolving Lenders on account of their respective participations therein, is thereafter set aside, avoided or recovered from the Administrative Agent in connection with any receivership, liquidation or bankruptcy proceeding, the Revolving Lenders shall, upon demand by the Administrative Agent, pay to the Administrative Agent their respective Pro Rata Shares of such amount set aside, avoided or recovered, together with interest at the rate required to be paid by the Administrative Agent upon the amount required to be repaid by it.

        (h)  Compensation for Letters of Credit. The Borrowers agree to pay the
             ----------------------------------
fees set forth in Section 2.11 with respect to any Letters of Credit.

        (i)  Indemnification; Exoneration.
             ----------------------------

        (1)  Indemnification.  In addition to amounts payable as elsewhere
             ---------------
     provided in this Section 2.10, the Borrowers hereby agree to protect,
                      ------------
     indemnify, pay and save the Lenders and the Administrative Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which any Lender or the Administrative Agent may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit The agreements contained in this Section 2.10(i)(1) shall survive the
                                      ------------------
     payment in full of the Obligations.

        (2)  Assumption of Risk by the Borrowers. As among the Borrowers, the
             -----------------------------------
     Lenders and the Administrative Agent, each Borrower assumes all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Lenders and the Administrative Agent shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (H) any consequences arising from causes beyond the control of the Lenders or the Administrative Agent, including, without limitation, any act or omission, whether rightful or wrongful, of any present or future de
                                                                             --
     jure or de facto Governmental Authority. None of the foregoing shall
     ----    -- -----
     affect, impair or prevent the vesting of any rights or powers of the Administrative Agent or any Lender under this Section 2.10(i).
                                                   ---------------

        (3)  Exoneration.  In furtherance and extension, and not in limitation,
             -----------
     of the specific provisions set forth above, any action taken or omitted by the Administrative Agent or any Lender under or in connection with any of the Letters of Credit or any related certificates, if taken or omitted in good faith, shall not put the Administrative Agent or any Lender under any resulting liability to any Borrower or relieve any Borrower of any of its obligations hereunder to any such Person.

        (j)  Supporting Letter of Credit; Cash Collateral. If, notwithstanding
             --------------------------------------------
the provisions of Section 2.10(b), any Letter of Credit is outstanding upon the
                  ---------------
termination of this Agreement, then upon such termination the Borrowers shall cause the termination of such Letter of Credit. If, at the Administrative Agent's election, any such Letter of Credit remains outstanding, then the Borrowers shall deposit with the Administrative Agent, for the ratable benefit of the Administrative Agent and the Revolving Lenders, with respect to each Letter of Credit then outstanding, as the Administrative Agent shall specify, either (A) a standby letter of credit (a "Supporting Letter of Credit") in form
                                          ---------------------------
and substance satisfactory to the Administrative Agent, issued by an issuer satisfactory to the Administrative Agent in an amount equal to the greatest amount for which such Letter of Credit may be drawn, plus any fees and expenses associated with such Letter of Credit, under which Supporting Letter of Credit the Administrative Agent is entitled to draw amounts necessary to reimburse the Administrative Agent and the Revolving Lenders for payments made by the Administrative Agent and the Revolving Lenders under such Letter of Credit and any fees and expenses associated with such Letter of Credit, or (B) cash in amounts necessary to reimburse the Administrative Agent and the Revolving Lenders for payments made by the Administrative Agent or the Revolving Lenders under such Letter of Credit, and any fees and expenses associat ed with such Letter of Credit. Such Supporting Letter of Credit or deposit of cash shall be held by the Administrative Agent, for the ratable benefit of the Administrative Agent and the Revolving Lenders, as security for, and to provide for the payment of, the aggregate undrawn face amount of such Letters of Credit remaining outstanding.

        SECTION 2.11.    Fees.
                         -----

        (a) The Borrowers shall be jointly and severally liable to pay the Administrative Agent for the account of the Lenders a nonutilization fee payable on each Payment Date occurring during the period commencing on the Funding Date through and including the Payment Date immediately after the Revolving Loan Commitment Termination Date based upon the applicable per annum rate set forth below (calculated based on a 365-day year and payable quarterly) on the undrawn portion of the Commitment Amount during the quarterly period ending on such Payment Date:

        Drawn Portion of Commitment Amount              Per Annum Fee
        ----------------------------------              -------------

        Less than 33% of Commitment Amount              1.50%

        Greater than or equal to 33% of Commitment
        Amount and less than or equal to 66% of         1.25%
        Commitment Amount

        Greater than 66% of Commitment Amount           0.75%

        (b) The Borrowers shall be jointly and severally liable to pay the Administrative Agent the administrative agency fee set forth in the Fee Letter referred to in clause (ii) of the definition thereof at the times and in the amounts so specified in such letter.

        (c) The Borrowers shall pay and the Borrowers shall be jointly and severally liable to the Administrative Agent (i) for the account of the Revolving Lenders for payment in arrears on each Payment Date of a fee equal to the product of the Applicable Margin in effect with respect to LIBOR Loans for the preceding calendar quarter on an annualized basis, multiplied by the average Letter of Credit Obligations outstanding during such calendar quarter, and (ii) for the account of the Administrative Agent, for payment in arrears on each Payment Date of a fee equal to the product of one-eighth percent (0.125%) per annum multiplied by the average face amount of Letters of Credit issued by the Administrative Agent and outstanding during the preceding calendar quarter.

        (d)  All fees once paid shall be nonrefundable.

        SECTION 2.12.    Borrower Payments, etc.; Special Tax Considerations
                         ---------------------------------------------------

        (a) All payments by the Borrowers hereunder and under the Notes shall be made to the Administrative Agent by wire transfer or other electronic payment method to the Payment Account, or to such bank account as the Administrative Agent may designate, for the account of the Lenders in Dollars in immediately available funds by 12:00 p.m., New York time, on the date on which such payment shall be due. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or other fees ratably (other than amounts payable pursuant to Section 2.14) to each
                                                     ------------
Lender in
     accordance with Section 10.07 hereof. Interest in respect of any Loan
                     -------------
     hereunder shall accrue from the day such Loan is made up to and including the day prior to the date on which such Loan is paid in full. Payments received after 12:00 p.m. shall not be given credit until the next Business Day, and the Borrowers shall be liable for interest, if any, accruing on such payment until the next Business Day

          (b)
          (1) Any and all payments by each Borrower hereunder shall be made free and clear of and without deduction for any and all Taxes. If any Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under the other Loan Documents to any Lender or the Administrative Agent, (A) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.12)
                                                                 ------------
     such Lender or the Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (B) such Borrower shall make such deductions, and (C) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and within thirty (30) days after the date of any such payment, such Borrower will furnish to the Administrative Agent, at its address referred to in Section 11.01, the original or a
                                          -------------
     certified copy of a receipt evidencing payment thereof. If a withholding tax of the United States of America or any other Governmental Authority shall be or become applicable (y) after the date of this Agreement, to the payments by any Borrower made to the Lending Office or any other office that a Lender may claim as its Lending Office, or (z) after such Lender's selection and designation of any other Lending Office, to such payments made to such other Lending Office, such Lender shall use reasonable efforts to make, fund and maintain its Loans through another Lending Office of such Lender in another jurisdiction so as to reduce, but not increase, the applicable Borrower's liability hereunder, if the making, funding or maintenance of such Loans through such other Lending Office of such Lender is not, in the judgment of such Lender, disadvantageous to such Lender. Notwithstanding anything to the contrary hereunder, if a Person becomes a Lender under this Agreement pursuant to Section 11.08 hereof, the Borrowers
                                             -------------
     shall in no event be required to increase any payment pursuant to paragraph
     (b) of this Section 2.12 by an amount that would exceed the amount of any
                 ------------
     increase that would be required to be made under paragraph (b) of this
     Section 2.12 to the assigning Lender.
     ------------
          (2) The Borrowers will jointly and severally indemnify each Lender and the Administrative Agent and hold them harmless for the full amount of Taxes (including, without limitation, any Taxes imposed by any Governmental Authority on amounts payable under this Section 2.12 or any other
                                             ------------
     documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Agreement or any other Loan Document) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto. This indemnification shall be made within thirty (30) days after the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor. A certificate as to any additional amount payable to any Lender or the Administrative Agent under this Section 2.12 submitted to the Borrowers and
                                     ------------
     the Administrative Agent (if a Lender is so submitting) by such Lender or the Administrative Agent shall show in reasonable detail the amount payable and the calculations used to determine such amount, and shall be conclusive and binding, absent manifest error. With respect to such deduction or withholding for or on account of any Taxes and to confirm that all such Taxes have been paid to the appropriate Governmental Authorities, the applicable Borrower shall promptly (and in any event not later than thirty
     (30) days after receipt) furnish to each Lender and the Administrative Agent such certificates, receipts and other documents as may be required (in the judgment of such Lender or the Administrative Agent) to establish any tax credit to which such Lender or the Administrative Agent may be entitled.
          (3) Without prejudice to the survival of any other agreement of any Borrower hereunder, the agreements and obligations of such Borrower contained in this Section 2.12 shall survive the payment in full of
                       ------------
     principal and interest hereunder and the termination of this Agreement.

          (4) Without limiting the obligations of the Borrowers under this
     Section 2.12, each Lender that is not created or organized under the laws
     ------------
     of the United States of America or a political subdivision thereof shall deliver to the Borrowers and the Administrative Agent on or before the effective date hereof, or, if later, the date on which such Lender becomes a Lender pursuant to Section 11.08 hereof, a true and accurate certificate
                          -------------
     executed in duplicate by a duly authorized officer of such Lender, in a form satisfactory to the Borrowers and the Administrative Agent, to the effect that such Lender is capable under the provisions of an applicable tax treaty concluded by the United States of America (in which case the certificate shall be accompanied by two original, executed copies of
     Form W-8 BEN of the IRS) or under Section 1442 of the IRC (in which case the certificate shall be accompanied by two original, executed copies of Form W-8 ECI of the IRS) of receiving payments of interest hereunder exempt from or at a reduced deduction or withholding of United States federal income tax or that such Lender is not a bank described in Section 881(c)(3)(A) of the IRC (in which case the certificate should be accompanied by two original, executed copies of Form W-8 or W-9 of the
     IRC). Each such Lender further agrees to deliver to the Borrowers and the Administrative Agent from time to time a true and accurate certificate executed in duplicate by a duly authorized officer of such Lender substantially in a form satisfactory to the Borrowers and the Administrative Agent, before or promptly upon the occurrence of any event requiring a change in the most recent certificate previously delivered by it to the Borrowers and the Administrative Agent pursuant to this Section
                                                                       -------
     2.12(b)(4). Further, each Lender which delivers a certificate accompanied
     ----------
     by Form W-8 BEN of the IRS covenants and agrees to deliver to the Borrowers and the Administrative Agent within fifteen (15) days prior to the Closing Date, and every third anniversary of such date thereafter, on which this Agreement is still in effect, another such certificate and two accurate and complete original signed copies of Form W-8 BEN (or any successor form or forms required under the IRC or the applicable regulations promulgated thereunder), and each Lender that delivers a certificate accompanied by Form W-8 ECI of the IRS covenants and agrees to deliver to the Borrowers and the Administrative Agent within fifteen (15) days prior to the beginning of each subsequent taxable year of such Lender during which this Agreement is still in effect, another such certificate and two accurate and complete original signed copies of IRS Form W-8 ECI (or any successor form or forms required under the IRC or the applicable regulations promulgated thereunder). Each such certificate shall certify as to one of the following:

               (A) that such Lender is capable of receiving payments of interest hereunder exempt from or at a reduced deduction or withholding of United States of America federal income tax;

               (B) that such Lender is not capable of receiving payments of interest hereunder exempt from or at a reduced deduction or withholding of United States of America federal income tax as specified therein but is capable of recovering the full amount of any such deduction or withholding from a source other than the Borrowers and will not seek any such recovery from the Borrowers; or

               (C) that, as a result of the adoption of or any change in any law, treaty, rule, regulation, guideline or determination of a Governmental Authority or any change in the interpretation or application thereof by a Governmental Authority after the date such Lender became a party hereto, such Lender is not capable of receiving payments of interest hereunder without deduction or withholding of United States of America federal income tax as specified therein and that it is not capable of recovering the full amount of the same from a source other than the Borrowers.

          Each Lender shall promptly furnish to the Borrowers and the Administrative Agent such additional documents as may be reasonably required by the Borrowers or the Administrative Agent to establish any exemption from or reduction of any Taxes required to be deducted or withheld and which may be obtained without undue expense to such Lender.

          (5) For a period with respect to which a Lender has failed to provide the Administrative Agent and the Borrowers with the appropriate form described in Section 2.12(b)(4) (other than if such failure is due to a change in law occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under this Section 2.12 with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a Lender become subject to Taxes because of its failure to deliver a form required hereunder, the Borrowers shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

          (c)

          (1)  If a Borrower pays any additional amount under this Section 2.12
                                                                   ------------
     and, as a result, any Lender, together with the Administrative Agent, subsequently, in their sole discretion and based on their own interpretation of any relevant laws (but acting in good faith) receive or are granted a final and non-appealable credit against or deduction from or in respect of any tax payable by such Lender, or obtain any other final and non-appealable relief in respect of any tax, which in the opinion of such Lender and the Administrative Agent, acting in good faith, is both reasonably identifiable and quantifiable by them without requiring any Lender, the Administrative Agent or their professional advisers to expend a material amount of time or incur a material cost in so identifying or quantifying (any of the foregoing, to the extent so reasonably identifiable and quantifiable, being referred to as a "Saving"), such Lender shall, to the extent that it can do so without prejudice to the retention of the Saving, reimburse such Borrower promptly after such identification and quantification with the amount of such Saving; provided, however, that any such Saving shall be reduced by any costs incurred by such Lender or the Administrative Agent in obtaining such Saving.

          (2)  Nothing in this Section 2.12(c) shall require any Lender to
                               ---------------
     disclose to any Person any information regarding its tax affairs or to arrange its tax and other affairs in any particular manner.


          SECTION 2.13. Maximum Lawful Interest Rate. Notwithstanding any
                        ----------------------------
provision contained herein, the total liability of the Borrowers for payment of interest pursuant hereto and the Notes, including any other charges or other amounts, to the extent such charges and other amounts are deemed to be interest, shall not exceed the maximum amount of such interest permitted by law to be charged, collected, or received from the Borrowers (the "Maximum Rate"). If any payments by any Borrower for the account of any Lender include interest in excess of the Maximum Rate, such Lender shall apply such excess to the reduction of the unpaid principal amount owing by such Borrower, or if none is due, such excess shall be returned to such Borrower.

          SECTION 2.14. Funding Issues.
                        --------------

          (a) Increased Costs. If, due to either (i) the introduction after the date hereof of, or any change after the date hereof in or in the interpretation of, any applicable law, rule or regulation by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof or (ii) compliance by any Lender after the date hereof with any final request or final directive issued after the date hereof (whether or not having the force of law) by any such Governmental Authority, central bank or comparable agency, and, as a result of any of the events set forth in the above clauses (i) and (ii), (x) there shall be any increase in the cost to such Lender in maintaining its Commitment under this Agreement, funding or maintaining its Pro Rata Share of the Loans under this Agreement or maintaining its commitment to participate (as provided for in Section 2.10(f)) in any Letter of Credit in connection with the issuance of any Letter of Credit or other commitments of this type, or (y) any Lender is subjected to any charge or withholding on its obligations hereunder, or changes in the basis of taxation of payments to any Lender in connection with any of the foregoing (except for changes in the rate of tax on overall net income of any Lender) (collectively, "Increased Costs"), then the Borrowers shall, from time to time, pay, to the Administrative Agent for the benefit of such Lender within 15 days after such Lender shall have provided notice to the Administrative Agent (and the Administrative Agent shall have provided notice to the Borrowers) of such Increased Cost, an amount sufficient to compensate such Lender for such Increased Cost, as provided herein. A certificate setting forth in reasonable detail the computation of the amount of such Increased Cost (which increase in cost shall be determined by such Lender's reasonable allocation of the aggregate of such cost increases resulting from such event), submitted to the Borrowers by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

               (b)  Increased Capital. If any Lender which is subject to minimum
                    -----------------
     capital requirements determines that compliance by such Lender, with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender, or any corporation controlling such Lender, and such Lender reasonably determines that the amount of such capital is increased by or based upon any commitment to lend hereunder or making or maintaining Loans, its commitment to participate (as provided for in Section 2.10(f)) in any Letter of Credit
                                        ----------------
     in connection with the issuance of any Letter of Credit or other commitments of this type, then, upon demand by such Person, the Borrowers agree to, within five (5) days of such demand, pay to such Person, from time to time as specified by such Person, additional amounts sufficient to compensate such Person in the light of such circumstances, to the extent that such Person reasonably determines such increase in capital to be allocable to such Person's commitment or maintenance of Loans hereunder or such Person's commitment to participate in any Letter of Credit. A certificate as to the amount of such increased cost, submitted to the Borrowers by the applicable Person shall, absent manifest error, be conclusive and binding on the Borrowers for all purposes.

               SECTION 2.15.    Joint and Several Liability; Contribution.
                                -----------------------------------------

               (a) Notwithstanding anything to the contrary in this Agreement or the other Loan Documents, all payment and performance Obligations arising under this Agreement and the other Loan Documents shall be joint and several obligations of each Borrower secured by all the Collateral. The Administrative Agent and the Collateral Agent may apply any portion of any Collateral to satisfy any of the Obligations of any other Borrower.

               (b) Contribution and Indemnification between the Borrowers. To
                   ------------------------------------------------------
     the extent that any Borrower shall, as a result of the operation of Section 2.15, pay (whether directly or by the application of proceeds of Collateral owned by such Borrower) any Obligation of any other Borrower under the Loan Documents (such payment being referred to as an "Accommodation Payment"), then such Borrower shall be entitled to contribution and indemnification from, and be reimbursed by each other Borrower, in an amount equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Borrower's "Allocable Amount" (as defined below) and the denominator of which is the sum of the Allocable Amounts of all the Borrowers. As of any date of determination, the "Allocable Amount" of each Borrower shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Borrower hereunder without (a) rendering such Borrower "insolvent" within the meaning of Section 101(32) of the United States Bankruptcy Code (11 U.S.C.
     (S)101 et. seq) (the "Bankruptcy Code"), Section 2 of the Uniform
                           ---------------
     Fraudulent Transfer Act (the "UFTA") or Section 2 of the Uniform Fraudulent
                                   ----
     Conveyance Act (the "UFCA"), (ii) leaving such Borrower with unreasonably
                          ----
     small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA, or (iii) leaving such Borrower unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or
     Section 5 of the UFCA. All rights and claims of subrogation, contribution, indemnification and reimbursement under this section shall be subordinate in right of payment to the prior payment in full of the Obligations. Each Borrower agrees that any extension, forbearance or amendment, or any acceptance, release or substitution of security, or any impairment or suspension of the Administrative Agent's, the Collateral Agent's or the

     Lenders' remedies or rights against any other Borrower or the cessation of the liability of any other Borrower for any reason other than full and indefeasible satisfaction of all Obligations shall not in any way affect the liability of such Borrower. Each Borrower has provided itself of the means of remaining informed of the financial condition of each other Borrower, and waives any right to require any Lender or the Administrative Agent to keep it informed of the financial condition of any other Borrower. The provisions of this section shall, to the extent expressly inconsistent with any provision in any Loan Document, supersede such inconsistent provision.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

               Each Borrower represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders that:

               SECTION 3.01.    Organization; Powers.
                                --------------------

               (a) Such Borrower (i) is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (ii) is qualified to do business in the jurisdiction in which its principal place of business is located and in every other jurisdiction where such qualification is necessary unless the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect on such Borrower;

               (b) such Borrower has the power and authority to own its properties, to carry on its business as now conducted; and

               (c) such Borrower has the power and authority to execute and deliver and perform this Agreement and the other Loan Documents to which it is a party, to borrow hereunder, and will have the power to execute and deliver any Mortgages and Collateral Assignments of Leases or other instruments to be delivered by it subsequent to the date hereof.

               SECTION 3.02.  Corporate Authorization. The execution, delivery
                              -----------------------
     and performance of this Agreement and the other Loan Documents to which such Borrower is a party, and the Loans hereunder:

               (a) have been duly authorized by such Borrower's Board of Directors or managers and, if necessary, such Borrower's stockholders or members;

               (b) (1) do not violate (i) any existing provision of law applicable to such Borrower and not immaterial to its business, (ii) such Borrower's Certificate or Articles of Incorporation or other organizational documents, as the case may be, or (iii) any applicable order of any court or other governmental agency, and (2) do not conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, agreement for borrowed money, bond, note or other similar instrument or any other material agreement to which such Borrower is a party or by which such Borrower or any of such Borrower's property is bound;

               (c) do not result in the creation or imposition of any Lien of any nature whatsoever upon any property or assets of such Borrower other than the Liens granted pursuant to this Loan Agreement or the other Loan Documents;

               (d) constitute legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms; and

               (e) do not, as of the date of execution hereof, require any governmental consent, filing, registration or approval except as set forth on Schedule 3.02.
        -------------

               SECTION 3.03. Financial Statements. The Borrowers have furnished to the Administrative Agent and the Lenders the management prepared consolidated financial statements of the Guarantor dated as of May 31, 2000, which statements are attached hereto as Exhibit I (collectively, the "Financials"). The Financials have been prepared in accordance with GAAP applied on a basis consistent with that of preceding periods and are complete and correct in all material respects. As of the date of the Financials, (a) the Financials fairly represent the Guarantor's financial position and results of operations; and (b) there are no omissions from the Financials or any other facts or circumstances not reflected in the Financials which are or may be material according to GAAP.

               SECTION 3.04.    No Material Adverse Change. There has been no
                                --------------------------
     material adverse change in the condition (financial or otherwise), operations or properties of such Borrower since December 31, 1999.

               SECTION 3.05.    Litigation. Except as set forth on Schedule 3.05
                                                                   -------------
     hereto, there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of such Borrower against or affecting such Borrower or any property or rights of such Borrower as to which there is a reasonable possibility of an adverse determination and which, if adversely determined, would individually or in the aggregate materially impair the right of any Borrower to carry on business substantially as now being conducted or as presently contemplated or would result in any Material Adverse Effect.

               SECTION 3.06.    Tax Returns. Except as set forth on Schedule
                                                                    --------
     3.06 hereto, such Borrower has filed or caused to be filed all Federal,
     ----
     state and local tax returns which are required to be filed and has paid or caused to be paid all taxes as shown on such returns or on any assessment received by it to the extent that such taxes have become due, except such taxes the amount, applicability or validity of which are being contested in good faith by appropriate proceedings and with respect to which such Borrower shall have set aside on its books adequate reserves with respect to such taxes as are required by GAAP.

               SECTION 3.07.    No Defaults. Such Borrower is not in default (i)
                                -----------
with respect to any judgment, writ, injunction, decree, rule or regulation of any Governmental Authority which is likely to have a Material Adverse Effect, or
(ii) in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material agreement or instrument to which such Borrower is a party or by which any of its assets are bound, which is likely to have a Material Adverse Effect.

               SECTION 3.08.    Properties. Except as set forth on Schedule 3.08
                                ----------                         -------------
     hereto, such Borrower has good and marketable title to all its material properties and assets and all Collateral of such Borrower is free and clear of all Liens of any nature whatsoever, except Permitted Liens.

               SECTION 3.09.    Licenses, Material Agreements, Intellectual
                                -------------------------------------------
     Property.
     --------

               (a) Such Borrower has obtained all Governmental Approvals and approvals of any Governmental Authority having jurisdiction over such Borrower, which Governmental Approvals and approvals are necessary or appropriate for the construction and operation of the Systems as are presently operating. Such Governmental Approvals and approvals are correctly listed on Schedule 3.09(a) and constitute the only material
                         ----------------
     licenses, permits or franchises or other Governmental Approvals of any Governmental Authority required in connection with the Systems as are presently operating. All Governmental Approvals of such Borrower are in full force and effect, are duly issued in the name of, or validly assigned to, such Borrower and such Borrower has the power and authority to operate thereunder.

               (b)  Schedule 3.09(b) accurately and completely lists all
                    ----------------
     material agreements to which such Borrower is a party, including, without limitation, all purchase agreements, construction contracts, right of way or right of occupancy agreements, lease agreements, consulting, employment, management and related agreements. All of the foregoing agreements are valid, subsisting and in full force and effect and none of such Borrower, or, to the best of such Borrower's knowledge and belief, any other parties, are in material default thereunder. Such Borrower has given true and complete copies of all such agreements to the Administrative Agent and the Lenders.

               (c) Such Borrower possesses or is applying for all the patents, trademarks, service marks, trade names, copyrights and licenses, and all rights with respect to the foregoing, necessary for the conduct of its business as presently conducted without any known conflict with the rights of others. Schedule 3.09(c) accurately and completely lists all such
                ----------------
     rights.

               SECTION 3.10.    Compliance With Laws. Except as disclosed on
                                --------------------
Schedule 3.10, the operations of such Borrower comply in all material respects
-------------
with all applicable federal, state or local laws and regulations, including environmental, health and safety statutes and regulations. None of the operations of such Borrower is subject to any judicial or administrative proceeding alleging the violation of any federal, state or local environmental, health or safety statute or regulation. None of the operations of such Borrower is the subject of federal or state investigation evaluating whether any Remedial Action is needed to respond to a Release. Except as disclosed on Schedule 3.10, such Borrower has not filed any notice under any federal or state law indicating past or present treatment, storage or disposal of a hazardous waste or reporting a Release. Except as disclosed on Schedule 3.10, such Borrower has no contingent
                                  -------------
liability of which such Borrower has knowledge or reasonably should have knowledge in connection with any Release.

               SECTION 3.11. ERISA. None of such Borrower or any ERISA Affiliate of such Borrower maintains or contributes to any Plan other than a Plan listed on Schedule 3.11 hereto. Each Plan which is intended to be qualified under Section 401(a) of the IRC has been determined by the IRS to be so qualified, and each trust related to any such Plan has been determined to be exempt from federal income tax under Section 501(a) of the IRC. Except as disclosed on Schedule 3.11, none of such Borrower or any ERISA Affiliate
             -------------
maintains or contributes to any employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides benefits to employees after termination of employment other than as required by Section 601 of ERISA. None of such Borrower or any ERISA Affiliate has breached any of the responsibilities, obligations or duties imposed on it by ERISA or regulations promulgated thereunder with respect to any Plan. No Plan has incurred any accumulated funding deficiency (as defined in Section 302(a)(2) of ERISA and Section 412(a) of the IRC), whether waived or not waived. None of such Borrower or any ERISA Affiliate nor any fiduciary of any Plan which is not a Multiemployer Plan (i) has engaged in a nonexempt "prohibited transaction" described in Section 406 of ERISA or Section 4975 of the IRC or (ii) has taken or failed to take any action which would constitute or result in a Termination Event. None of such Borrower or any ERISA Affiliate has incurred any liability to the PBGC which remains outstanding other than the payment of premiums, and there are no premium payments which have become due which are unpaid. Schedule B to the most recent annual report filed with the IRS with respect to each Plan with respect to which a Schedule B is required to be filed is complete and accurate. Since the date of each such Schedule B, there has been no adverse change in the funding status or financial condition of the Plan relating to such Schedule B. None of such Borrower or any ERISA Affiliate has (i) failed to make a required contribution or payment to a Multiemployer Plan or (ii) made a complete or partial withdrawal under Sections 4203 or 4205 of ERISA from a Multiemployer Plan. None of such Borrower or any ERISA Affiliate has failed to make a required installment or any other required payment under Section 412 of the IRC on or before the due date for such installment or other payment. None of such Borrower or any ERISA Affiliate is required to provide security to a Plan under Section 401(a)(29) of the IRC due to a Plan amendment that results in an increase in current liability for the plan year.

        SECTION 3.12.    Investment Company Act; Public Utility Holding Company
                         ------------------------------------------------------
Act. Such Borrower is not an "investment company" as that term is defined in,
---
and is not otherwise subject to regulation under, the Investment Company Act of 1940. Such Borrower is not a "holding company" as that term is defined in, and is not otherwise subject to regulation under, the Public Utility Holding Company Act of 1935.

        SECTION 3.13.    Federal Reserve Regulations.  Such Borrower is not
                         ---------------------------
engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation G of the Board of Governors of the Federal Reserve System of the United States), and no part of the proceeds of the Loans made to such Borrower will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U or X of said Board of Governors.

        SECTION 3.14.    Collateral.  The security interests granted by Article
                         ----------                                     -------
VIII hereof, together with those granted pursuant to the Existing Agreement and
----
the Prior Agreement and accompanying financing statements, when duly filed in the offices and jurisdictions set forth on Schedule 3.14 hereof, create valid
                                           -------------
and perfected first priority Liens in and to the Collateral of such Borrower, enforceable against other Persons in all jurisdictions securing the payment, as applicable, of the Obligations hereunder. Upon filing such financing statements, to the extent that the filing of a financing statement is sufficient to perfect a security interest, no further action is required to perfect the Liens of the Collateral Agent in favor of the Lenders in the Collateral of such Borrower described in
Section 8.01.
------------

        SECTION 3.15.    Chief Place of Business. As of the Closing Date, the
                         -----------------------
chief executive office and principal place of business of such Borrower is as set forth on Schedule 3.15. If any change in any such location occurs, such
             -------------
Borrower shall notify the Administrative Agent and the Collateral Agent thereof not later than ten days after the occurrence thereof. As of the date of execution hereof, the books and records of such Borrower and all chattel paper and all records of account are located at the principal place of business or chief executive office of such Borrower and if any change in such location occurs, such Borrower shall notify the Administrative Agent and the Collateral Agent thereof not later than ten days after the occurrence thereof.

        SECTION 3.16.    Other Corporate Names. Except as set forth on Schedule
                                                                       --------
3.16, such Borrower has not used and does not now use and will not use any
----
corporate or fictitious name.

        SECTION 3.17.    Insurance.  Schedule 3.17 contains a description of all
                         ---------   -------------
insurance which such Borrower maintains or has maintained on its behalf. All of such insurance is in full force and effect.

        SECTION 3.18.    Milestone Plan.  The Milestone Plan represents good
                         --------------
faith projections of future financial performance of the Borrowers for the periods set forth therein. Such document has been prepared on the basis of the assumptions set forth therein, which the Borrowers believe are reasonable in light of current and reasonably foreseeable business conditions.

        SECTION 3.19.    Capitalization and Subsidiaries.  The classes of Equity
                         -------------------------------
Interests, number of authorized shares, number of outstanding shares and par values or other designations of the Equity Interests or other equity securities or beneficial interests of such Borrower and the Guarantor are correctly set forth on Schedule 3.19. All the outstanding shares of Equity Interests or other
         -------------
equity securities or beneficial interests of such Borrower and the Guarantor are duly and validly issued, fully paid and nonassessable, and none of such issued and outstanding shares, equity securities or beneficial interests has been issued in violation of, or is subject to, any preemptive or subscription rights. Except as set forth on Schedule 3.19, there are no: (A) outstanding shares of
                       -------------
Equity Interests or other equity securities or beneficial interests or other securities convertible into or exchangeable for shares of Equity Interests or other equity securities or other beneficial interests of such Borrower or the Guarantor, (B) outstanding rights of subscription, warrants, calls, options, contracts or other agreements of any kind, issued, made or granted to or with any Person under which such Borrower or the Guarantor may be obligated to issue, sell, purchase, retire or redeem or otherwise acquire or dispose of any shares of Equity Interests or other equity securities or beneficial interests of such Borrower or the Guarantor, or (C) Subsidiaries of such Borrower or the Guarantor. Except as set forth on Schedule 3.19, the Guarantor beneficially
                                   -------------
owns all of the equity interests of such Borrower.

        SECTION 3.20.    Real Property, Leases and Easements. Such Borrower owns
                         -----------------------------------
the real property described on Schedule 3.20. Set forth on Schedule 3.20 is a
                               -------------               -------------
list of (i) all real property leased by such Borrower (the "Leased Real
                                                            -----------
Property") and (ii) all easements, rights of way, rights of occupancy, licenses
--------
and similar rights with respect to real property granted to such Borrower not otherwise disclosed to the Collateral Agent and the Lenders on a title report delivered to the Collateral Agent and the Lenders pursuant to the terms hereof (together with all easements, rights of way, rights of occupancy, licenses and similar rights with respect to real property granted to such Borrower which are so disclosed, collectively, the "Easements"). Also set forth on Schedule 3.20 is
                                 ---------                      -------------
a street address of the real property and Leased Real Property locations described above, including a description of such properties' current use. Except as set forth in Schedule 3.20, such Borrower's interests in the owned real
                -------------
property, the Leased Real Property and the Easements are sufficient in order for such Borrower to conduct its business and operations as presently conducted.

        SECTION 3.21.   Solvency.  After giving effect to any Loans made to such
                        --------
Borrower hereunder, the disbursement of the proceeds of such Loans pursuant to such Borrower's instructions and the execution, delivery and performance of each of the Loan Documents and transactions contemplated thereby, such Borrower is Solvent and is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a substantial portion of its property, and has no knowledge of any Person contemplating the filing of any such petition against such Borrower.

        SECTION 3.22.    Brokers, etc.  Such Borrower has not dealt with any
                         ------------
broker, finder, commission agent or other similar Person in connection with the Loans or the transactions being effected contemporaneously with this Agreement and such Borrower covenants and agrees to indemnify and hold harmless the Administrative Agent, the Collateral Agent and the Lenders from and against, any broker's fee, finder's fee or commission in connection with such transactions.

        SECTION 3.23.    No Material Misstatements.  Neither any report,
                         -------------------------
financial statement, notice, certificate, exhibit or schedule furnished by or on behalf of such Borrower to the Administrative Agent, the Collateral Agent or any Lender in connection with the negotiation of this Agreement and the other Loan Documents or included herein or therein, nor any other information required to be furnished pursuant to the provisions of Article V hereof, contains any
                                           ---------
material misstatement of fact or omits to state any material fact necessary to make the statements therein not materially misleading.

        SECTION 3.24.    Year 2000 Issues.  Such Borrower has completed and
                         ----------------
implemented a Year 2000 Corrective Plan and Year 2000 Corrective Actions, has completed Year 2000 Implementation Testing and has eliminated all Year 2000 Problems, except where the failure to correct the same could not reasonably be expected to have a Material Adverse Effect.

        SECTION 3.25.    Switching Equipment.  The ownership of the Borrowers'
                         -------------------
Switching Equipment with respect to each market of the Borrowers is correctly set forth on Schedule 3.25 hereto.
             -------------

        SECTION 3.26.    Campuslink Property.  With respect to its exclusive
                         -------------------
telecommunications service contracts with colleges and universities, PaeTec owns or possesses a security interest in equipment related to such contracts in the designated locations set forth on Schedule 3.26 hereto, and PaeTec has no
                                  -------------
ownership, security interest or leasehold interest in the equipment related to such contracts in the designated locations set forth on Schedule 3.26 hereto.
                                                        -------------

                                  ARTICLE IV

                              CONDITIONS FOR LOANS

          The obligations of each Lender to make Loans hereunder, and the obligation of the Administrative Agent to issue Letters of Credit are subject to the accuracy, as of the Funding Date and as of the date of making of each of the Loans or the date of the issuance of any Letter of Credit after the Funding Date, of the representations and warranties contained in Article III and the
                                                         -----------
other Loan Documents, to the performance by each Borrower of its obligations to be performed hereunder on or before the date of such Loan or issuance of such Letter of Credit and to the satisfaction of the following further conditions:

        SECTION 4.01.    Conditions Precedent to Initial Loan on or after the
                         ----------------------------------------------------
Closing Date. In the case of the Loans to be made on the Funding Date:
------------

        (a) All the applicable legal matters incident to this Agreement and the other Loan Documents shall be reasonably satisfactory to counsel for the Administrative Agent.

        (b) The Administrative Agent shall have received payment in full of the fees set forth in the Fee Letters then due and payable and all the other documented out-of-pocket costs and expenses of the Administrative Agent and the Lenders incurred on or prior to the Funding Date, including, without limitation, reasonable attorneys' and paralegal' fees and expenses and the fees and expenses incurred in connection with preparation of any environmental audits.

        (c) The Agents shall have received the following items, in each case in form and substance satisfactory to each of them:

        (1)  the Financials;

        (2) the Milestone Plan showing in reasonable detail and specifying any material underlying assumptions, the Borrowers' anticipated revenues and expenses and projected statements of cash flow and information with respect to projected capital expenditures and changes in working capital over such period;

        (3) certificates substantially in the form of Exhibits J-1 and J-2 hereto, dated the Funding Date or dated the Closing Date and a reaffirmation of such certificate dated the Funding Date, of the secretaries or assistant secretaries of each of the Borrowers and the Guarantor, certifying (1) the names and true signatures of the officers authorized to sign each Loan Document being signed as of the Closing Date to which such Borrower or the Guarantor, as applicable, is a party, (2) the resolutions of the Board of Directors of such Borrower the Guarantor, as applicable, approving the transactions contemplated by the Loan Documents to which each is a party, and (3) such Borrower's or the Guarantor's, as applicable, bylaws;

        (4) the written opinion of special and regulatory counsel for the Borrowers and the Guarantor, dated the Funding Date, addressed to the Administrative Agent, the Collateral Agent and the Lenders satisfactory to (and containing only such qualifications and limitations as are satisfactory to) counsel for the Administrative Agent and the Collateral Agent, which opinions shall be substantially in the forms set forth in Exhibits K-1 and K-2 attached hereto;

        (5) certificates of appropriate public officials dated not more than 30 days prior to the Funding Date, as to the legal existence or qualification, and good standing of each Borrower and the Guarantor from such Person's jurisdiction of organization and from the jurisdiction in which such Person has its principal place of business;

        (6) each Borrower's and the Guarantor's Certificate or Articles of Incorporation, as amended, modified or supplemented on or prior to the Funding Date, each certified to be true, correct and complete by the Secretary of State of the state in which such Person is organized;

        (7) the Revolving Loan Notes duly executed and delivered by the Borrowers;

        (8)  the Term Loan Notes duly executed and delivered by the Borrowers;

        (9)  General Reaffirmation;

        (10) a Pledge Supplement from the Guarantor evidencing the pledge to the Collateral Agent of all outstanding Equity Interests of Pinnacle and DVN, together with the stock certificates evidencing such Equity Interests and undated stock powers executed in blank;

        (11) loss payable endorsements substantially in the form of Exhibit M
                                                                    ---------
     attached hereto with respect to each Borrower's insurance policies relating to the Collateral, and insurance certificates required by Section 5.04(g)
                                                               ---------------
     from nationally recognized insurance brokers with respect to each Borrower's insurance policies with the certification for excess or umbrella liability insurance to be limited to $10,000,000;

        (12) with respect to each Borrower's then existing Collection Accounts, Restricted Account Agreements substantially in the form of such agreements executed and delivered pursuant to the Existing Agreement, copies of which are attached as Exhibit N hereto, duly executed by the applicable Borrower
                     ---------
     and the financial institutions maintaining the Collection Accounts (except to the extent previously delivered pursuant to the Existing Agreement);

        (13) a duly executed Collateral Assignment of Licenses by each Borrower, together with consents to assignment of licenses and rights from Persons designated by the Collateral Agent duly executed by such Persons, including agreements as to default notices, cure rights, waiver of lien rights, conveyance of nondisturbance rights and other terms satisfactory to the Collateral Agent (except to the extent previously delivered pursuant to the Existing Agreement, in which case such document shall be supplemented if necessary); and

        (14) a duly executed Collateral Assignment of Leases by each Borrower (except to the extent previously delivered pursuant to the Existing Agreement, in which case such document shall be supplemented if necessary), together with consents to assignment (or such other documentation described in Section 5.21), duly executed by the appropriate Persons, including
        ------------
     agreements as to default notices, cure rights, waiver of lien rights, conveyance of nondisturbance rights and other terms satisfactory to the Collateral Agent with respect to those leased properties specified by the Collateral Agent, together with landlord waivers in the form of Exhibit D
                                                                     ---------
     hereto executed by the appropriate landlord.

        (d) The Collateral Agent shall have satisfactorily completed its review of any Lucent Purchase Agreement, construction and maintenance contracts, right of way agreements and interconnection agreements related to the Systems being financed with the initial Loan made on the Funding Date.

        (e) The Collateral Agent shall have received evidence satisfactory to the Collateral Agent that the Collateral Agent's security interests in the Collateral have been properly perfected and constitute first and prior security interests subject only to Permitted Liens, including by means of the filing of Mortgages, the Collateral Assignment of Licenses, the Collateral Assignment of Leases, obtaining consents thereto, leasehold mortgages and UCC-1 financing statements in certain filing and recording offices, and the taking of possession of stock certificates and other instruments.

        (f) The Collateral Agent shall have received evidence satisfactory to the Collateral Agent, including the results of searches conducted in the mortgage recording, UCC, tax Lien and judgment filing records in each appropriate filing office or jurisdiction, that there are no Liens against the Collateral except Permitted Liens.

        (g) The Administrative Agent shall have received evidence satisfactory to the Administrative Agent that no Borrower has any Debt other than as described in Section 6.13 and that the holders of any such Debt shall have
             ------------
executed subordination and standstill agreements satisfactory to the Administrative Agent.

        (h) The Collateral Agent shall have obtained or waived in writing with respect to each real estate and material equipment lease and each mortgage of any Borrower relating to the Systems being financed with the initial Loan made after the Closing Date (i) the right from the applicable lessors and mortgagees to cure all payment defaults under such leases and mortgages by making payment directly to the applicable lessors and mortgagees and (ii) landlord waivers and consents, as the Collateral Agent may require, with respect to each leased facility.

        (i) The Agents shall have satisfactorily completed their due diligence investigation of the Borrowers and the Systems and the Borrowers' other assets, and their respective officers and directors including, without limitation, environmental reviews, engineering reviews, review of material agreements of the Borrowers and review of easement matters.

        (j) All right of way agreements with respect to each System under construction shall be sufficient to allow full operation of such System and shall be assignable to the Collateral Agent or its designee.

        SECTION 4.02.    Conditions Precedent to All Loans and Letters of
                         ------------------------------------------------
Credit. In the case of each Loan hereunder and the obligation to issue Letters
------
of Credit:

        (a)  The representations and warranties of each Borrower set forth in
Article III or in any other Loan Document and of the Guarantor in each Loan
-----------
Document to which the Guarantor is a party shall be true and correct in all material respects on and as of the date of such Loan or the issuance of such Letter of Credit with the same effect as though such representations and warranties had been made on and as of such date.

        (b) At the time of each such Loan or the issuance of such Letter of Credit, and after giving effect to such Loan or Letter of Credit, each Borrower shall be in compliance with all the terms and provisions set forth herein on its part to be observed or performed, and no Event of Default or Default shall have occurred and be continuing.

        (c) At the time of each such Loan or the issuance of such Letter of Credit and after giving effect to each such Loan or Letter of Credit, there shall have been no material adverse change in the condition (financial or otherwise), operations, properties or prospects of any Borrower since the date of the Financials.

        (d) Such Loan or Letter of Credit, when combined with all Loans previously made to, and Letters of Credit previously issued for the account of, the Borrowers, shall not exceed the Commitment Amount, such Loan if not for the purpose of making a Permitted Acquisition, when combined with Loans previously made to the Borrowers that were not for the purpose of making Permitted Acquisitions, shall not exceed the Borrowing Base, such Loan if for the purpose of making a Permitted Acquisition, when combined with all Loans previously made to the Borrowers that were for the purpose of making Permitted Acquisitions, shall not exceed $30,000,000, and such Letter of Credit, after giving effect to the issuance thereof, would not exceed the Unused Letter of Credit Subfacility.

        (e) All legal matters incident to such Loan or Letter of Credit and the Loan Documents shall be satisfactory to counsel for the Administrative Agent and the Collateral Agent.

        (f) The Agent shall have received a Notice of Borrowing for any requested Loan and acceptance certificate and invoices required by Section 2.03,
                                                                   ------------
and with respect to any requested Letter of Credit, the conditions precedent specified in Section 2.10(c) shall have been complied with.

        (g) Except as otherwise provided in Section 2.01(d) with respect to the Lien on PaeTec's Switching Equipment located in Chicago, Illinois, the Collateral Agent shall have first priority Liens on all personal and real property assets that comprise or relate to each System to be funded by such Loan, shall have received collateral assignments of all material third party agreements relating to such Systems, consented to by the applicable third parties, as requested by the Collateral Agent, and shall have received evidence that all necessary Governmental Approvals for such System have been obtained.

        (h) The Collateral Agent shall have received copies of such lien waivers and other acknowledgments from Persons constructing the Systems, any subcontractors or vendors (including Lucent) with respect to the construction of the Systems as the Collateral Agent may reasonably request.

        (i) All fees and expenses which are due and payable to the Administrative Agent on or prior to the date of the advance of such Loan or the issuance of such Letter of Credit shall have been paid.

        (j) The Lenders shall have satisfactorily completed their review of any construction and maintenance contracts related to the Systems being financed with such Loan and the interconnection agreements for each System being financed with such Loan.

        (k) The Collateral Agent shall have obtained or waived in writing with respect to each real estate and material equipment lease, each mortgage, and each material third party agreement relating to the Systems being financed with such Loan (i) the right from the applicable lessors and mortgagees to cure all payment defaults under such leases and mortgages by making payments directly to the applicable lessors and mortgagees, (ii) landlord waivers and consents (or such other documentation described in Section 5.21), as the Collateral Agent may
                                      ------------
require, with respect to each leased facility, and (iii) consents to collateral assignment, as the Collateral Agent may require, with respect to each such material third party agreement.

        (l) If the use of the Loan proceeds are for purposes of financing a particular System for the first time, the Collateral Agent shall have received copies of all interconnection agreements, right of way agreements, easement agreements, real property leases, construction agreements, equipment purchase agreements, fiber leases, telephone line leases, state and local franchise agreements and other agreements with municipalities, that in each case relate to such System.

                                   ARTICLE V

                             AFFIRMATIVE COVENANTS

          Each Borrower covenants and agrees that so long as this Agreement shall remain in effect, any Commitment hereunder shall be outstanding or any Obligations hereunder or under any of the other Loan Documents are unpaid, unless the Requisite Lenders shall have otherwise given prior written consent:

        SECTION 5.01.    Corporate and Franchise Existence.  Such Borrower shall
                         ---------------------------------
preserve and maintain its corporate or limited liability company existence, rights, franchises, licenses and privileges in its jurisdiction of its organization, and in all other jurisdictions in which such qualification is necessary in view of its business and operations and property and preserve, protect and keep in full force and effect its material rights and its Governmental Approvals.

        SECTION 5.02.    Compliance with Laws, Etc. Such Borrower shall comply
                         --------------------------
in all material respects with all laws and regulations applicable to it, including, without limitation, Environmental Laws, regulations promulgated by the FCC and any PUC, and other telecommunications laws and regulations, and all material contractual obligations applicable to it.

        SECTION 5.03.    Maintenance of Properties.  Such Borrower shall at all
                         -------------------------
times maintain in good repair, working order and condition, excepting ordinary wear and tear, all of its properties material to its operations and make all appropriate repairs, replacements and renewals thereof, in each case consistent with prudent industry practices and sound business judgment and with respect to the maintenance of machinery and equipment, in compliance with applicable government regulations, manufacturers' warranty requests and any licensing requirements.

        SECTION 5.04.    Insurance.  Such Borrower shall at its own expense,
                         ---------
with insurers and with maximum deductibles satisfactory to the Collateral Agent:

        (a) keep its insurable properties, including its Telecommunications Equipment, real property and other tangible Collateral, adequately insured on an all risk basis for the full replacement value thereof at all times;

        (b) maintain in full force and effect, pay all premiums when due in respect of, and comply with all terms and conditions of the following insurance coverages for each System:

        (1)  All Risk Property Insurance.  Such Borrower shall maintain all risk
             ---------------------------
     property insurance covering each of its Systems against physical loss or damage, including but not limited to fire and extended coverage, collapse, flood, earth movement and comprehensive boiler and machinery coverage (including electrical and mechanical breakdown). Such insurance shall cover each and every component of such System and shall not contain any exclusion for resultant damage caused by faulty workmanship, design or materials. Coverage shall be written on a replacement cost basis in an amount acceptable to the Collateral Agent. Such insurance policy shall contain an agreed amount endorsement waiving any coinsurance penalty; and

        (2)  Business Interruption.  As an extension of the coverage required
             ---------------------
     under Section 5.04(b)(1), such Borrower shall maintain business
           ------------------
     interruption insurance in an agreed amount equal to twelve (12) months projected loss of net profits, continuing expenses and debt service payments of such System and shall contain an agreed amount endorsement waiving any coinsurance penalty. Contingent business interruption insurance shall also be included to cover the major suppliers and customers of the Borrower. Coverage shall be included for expediting expenses in an amount not less than $15,000,000. Such insurance shall also cover service interruption. Deductibles shall not exceed thirty (30) days; and

        (3)  Comprehensive or Commercial General Liability Insurance. Such
             -------------------------------------------------------
     Borrower shall maintain comprehensive general liability insurance written on an occurrence basis with a limit of not less than $1,000,000. Such coverage shall include, but not be limited to, premises/operations, explosion, collapse, underground hazards, contractual liability, independent contractors, products, completed operations, property damage and personal injury liability. Such insurance shall not exclude coverage for punitive or exemplary damages where insurable by law; and

        (4)  Workers' Compensation/Employer's Liability. Such Borrower shall
             ------------------------------------------
     maintain workers' compensation insurance in accordance with statutory provisions covering accidental injury, illness or death of an employee of such Borrower while at work or in the scope of his or her employment with such Borrower and employer's liability insurance in an amount not less than $500,000. Such coverage shall not contain any occupational disease exclusions; and

        (5)  Automobile Liability.  Such Borrower shall maintain automobile
             --------------------
     liability insurance covering owned, non-owned, leased, hired or borrowed vehicles against bodily injury or property damage. Such coverage shall have a limit of not less than $1,000,000; and

        (6)  Excess/Umbrella Liability.  Such Borrower shall maintain excess or
             -------------------------
     umbrella liability insurance in an amount not less than $20,000,000, written on an occurrence basis providing coverage limits in excess of the insurance limits required under Sections 5.04(b)(3), (b)(4) (employer's
                                     -------------------  ------
     liability only), and (b)(5). Such insurance shall follow from the primary
                          ------
     insurance and drop down in case of exhaustion of underlying limits and/or aggregates. Such insurance shall not exclude coverage for punitive or exemplary damages where insurable by law; and

        (7)  Directors and Officers Insurance. Such Borrower shall maintain
             --------------------------------
     directors and officers liability insurance including entity employment practices liability and fiduciary liability insurance of at least $5,000,000 at all times, including defense costs, with a retention amount of $50,000 or less for directors and officers liability claims and a retention amount of $75,000 or less for employment practices liability claims.

        (c) maintain such other insurance to such extent and against such risks, as are reasonably satisfactory to Collateral Agent (the insurance policies described on Schedule 3.17 hereto being acceptable to the Collateral
                      -------------
Agent as of the date hereof);

        (d) cause each insurance policy (other than any policy referred to in clause (b)(4) above related to workmen's compensation) pertaining to the Collateral to (i) name the Collateral Agent and its affiliates (all of the foregoing are hereinafter referred to as the "Additional Insureds") as an
                                              -------------------
"additional insured" if such policy is a liability policy, (ii) name each of the Additional Insureds as a "mortgagee" and "loss payee" as to claims in excess of $500,000 and include a standard agent's loss payable endorsement in favor of each of the Additional Insureds substantially in the form of Exhibit M if such
                                                             ---------
policy is a property insurance policy, (iii) provide that, the Collateral Agent shall be notified in writing of any proposed cancellation or modification of such policy initiated by the Borrower's insurer at least thirty (30) days in advance prior to any proposed cancellation or modification and will have sufficient time to correct any deficiencies justifying such proposed cancellation or modification, (iv) provide that all insurance proceeds for losses shall be payable to each of the Additional Insureds as their interests may appear in the event of any omission or breach by the Borrower, (v) waive any right of subrogation of the insurers against the Additional Insureds and waive any right of the insurers to any setoff or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Borrower, and (vi) provide that such insurance shall be primary insurance, that the insurers under such insurance policies shall be liable under such policies without right of contribution from any other insurance coverage and expressly provide that all provisions thereof, except the limits of liability (which shall be applicable to all insureds as a group), shall operate in the same manner as if there were a separate policy covering each insured, and liability for premiums shall be solely a liability of the Borrower;

        (e)  direct all insurers under policies of insurance described in clause
(d) above and payors of any condemnation claim or award relating to the property to pay all proceeds payable under such policies or with respect to such claim or award for any loss with respect to the Collateral directly to the Collateral Agent, which amounts shall be applied by the Agent, upon request by such Borrower and provision to the Collateral Agent of detailed information, including a construction schedule and cost estimates, which establish to the reasonable satisfaction of the Collateral Agent that the amounts available and the proposed schedule are adequate to restore, replace or rebuild the property subject to any insurance or condemnation award in a timely manner, to such restoration, replacement or rebuilding unless an Event of Default or Default shall have occurred and be continuing or such Borrower shall have failed to make such request within thirty days after receipt of such amounts by Agent, in which case such amounts shall be applied in the Required Lenders' sole discretion to the prepayment of the Obligations or such restoration, replacement or rebuilding;

        (f) on or prior to the renewal date of each policy deliver to the Collateral Agent copies of all policies or broker's certificates and loss payable endorsements issued by such Borrower's insurers in respect of all policies and endorsements, as renewed. Each such policy, certificate and endorsement shall be accompanied by a statement from the Borrowers' insurance broker or insurance agent stating whether, in the opinion of such broker or agent, such policies comply with the requirements of this Section 5.04 that all
                                                          ------------
premiums due thereon have been paid and that upon the renewal date, such policy shall be in full force and effect; and

        (g) immediately upon receiving notice from the broker or insurance carrier of cancellation or material modification of any policy required hereunder, provide the Collateral Agent with notice thereof.

        SECTION 5.05.    Obligations and Taxes.  Such Borrower shall pay all of
                         ---------------------
its indebtedness and obligations promptly and in accordance with their terms and pay and discharge promptly all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien upon such properties or any part thereof; provided, however, that such
                                               --------  -------
Borrower shall not be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings diligently pursued, and such Borrower shall set aside on its books such reserves as are required by GAAP with respect to any such tax, assessment, charge, levy or claim so contested.

        SECTION 5.06.   Financial Statements, Reports, etc.  Such Borrower shall
                        -----------------------------------
furnish to the Administrative Agent, the Collateral Agent and the Lenders:

        (a) within ninety (90) days after the end of each fiscal year of such Borrower, an annual audited consolidated financial statement of the Guarantor, including consolidating statements showing the separate results of the Borrowers, consisting of the balance sheets and statements of operations, income, stockholders' equity and cash flows, for such fiscal year, prepared in accordance with GAAP, which consolidated financial statements and other above described financial information shall have been audited by a nationally recognized independent certified public accounting firm satisfactory to the Administrative Agent, and accompanied by such independent certified public accounting firm's unqualified opinion;

        (b) within forty-five (45) days after the end of each month and each fiscal quarter during each fiscal year of the Guarantor, consolidated unaudited balance sheets and statements of operations for the Guarantor, and consolidating statements showing the separate results of the Borrowers as of the end of each such month or fiscal quarter, as applicable, and for the then elapsed portion of the fiscal year;

        (c) concurrently with (a) and (b) above, a certificate of the Guarantor's independent certified public accountant or the Guarantor's chief financial officer, as applicable, to the effect that the financial statements referred to in clause (a) or (b) above, present fairly the financial position and results of operations of the Guarantor and the Borrowers and as having been prepared in accordance with GAAP consistently applied, in each case subject to normal year end audit adjustments except for the statements referred to in clause (a) above;

        (d) concurrently with (a) above, and any statements delivered pursuant to (b) above in respect of the month of March and the period ending March 31, the month of June and the period ending June 30 or the month of September and the period ending September 30, (i) a Periodic Reporting Certificate of the chief financial officer of the Guarantor setting forth the calculations contemplated in Article VII hereof, and certifying as to the fact that such
                -----------
Person has examined the provisions of this Agreement and that no Event of Default or any Default, shall have occurred and be continuing or if such an event has occurred, a statement explaining its nature and extent and setting forth the steps the Borrowers propose to take to cure or prevent any Event of Default and (ii) a narrative summary prepared by the chief financial officer of the Guarantor that contains a detailed explanation of the financial performance of the Borrowers for the preceding fiscal quarter as compared against the projected financial performance of the Borrowers in the Milestone Plan;

        (e) prior to February 15 of each year for such year, an operating budget of the Guarantor and the Borrowers, showing projected consolidated and consolidating revenues, expenses and a projected balance sheet on a month-by-month basis in reasonable detail, prepared by the Guarantor and the Borrowers and in form and substance reasonably satisfactory to the Administrative Agent and the Lenders, a draft of such operating budget to be delivered to the Administrative Agent and the Lenders as soon as available, and in any event on or prior to December 1 of the preceding year for approval by the Administrative Agent and the Lenders, which approval shall be automatically deemed to have occurred with respect to such draft operating budget if the Administrative Agent and the Lenders fail to comment on such draft operating budget within 31 days of receipt thereof;

        (f) all material agreements or licenses affecting the Governmental Approvals of any Borrower or any System promptly after any execution, or material amendment thereto;

        (g) promptly upon their becoming available, copies of any periodic or special documents, statements or other information filed by any Borrower with the FCC, PUC or other Governmental Authority in connection with the construction and/or operation of any System or with respect to the transactions contemplated by any of the Loan Documents, and copies of any material notices and other material communications from the FCC, PUC or from any other Governmental Authority;

        (h) immediately upon any officer of any Borrower obtaining knowledge of any condition or event (i) which either constitutes an Event of Default or a Default, (ii) which renders any representation, covenant or warranty contained herein materially false or misleading, or (iii) which would result in any financial results for any fiscal year to materially deviate from the financial results projected for such fiscal year in the Milestone Plan or the financial projections described in clause (e) above, a certificate signed by an authorized officer of such Borrower specifying in reasonable detail the nature and period of existence thereof and what corrective action such Borrower has taken or proposes to take with respect thereto;

        (i) within forty-five (45) days after the end of each fiscal year of such Borrower, a certificate signed by an authorized officer of such Borrower
(x) setting forth all the Leased Real Property, Easements, licenses, rights of way and other similar interests in real property acquired by such Borrower in the preceding year and (y) confirming that no Default or Event of Default has occurred and is continuing;

        (j)  evidence of insurance complying with Section 5.04;
                                                  ------------

        (k) following the written request of the Administrative Agent, not later than forty-five (45) days after the end of each fiscal month, reports on accounts receivable and accounts payable of such Borrower in such detail and format as may be reasonably requested by the Administrative Agent;

        (l) promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which such Borrower or the Guarantor files, if at all, with the Securities and Exchange Commission; and

        (m) promptly from time to time such other information regarding the operations (including, without limitation, construction budgeting and System completion), business affairs and condition (financial or otherwise) of such Borrower or the Guarantor as the Administrative Agent or the Collateral Agent may reasonably request.

        SECTION 5.07.    Litigation and Other Notices.  Such Borrower shall give
                         ----------------------------
the Administrative Agent prompt written notice upon obtaining knowledge of the following: (a) all events of default or defaults and all events of default or any event that would become an event of default upon notice or lapse of time or both under any of the terms or provisions of any note, or of any other evidence of indebtedness or agreement or contract governing the borrowing of money in excess of $25,000 in the aggregate, of such Borrower; (b) any levy, attachment, execution or other process against any of the property or assets, real or personal, of such

Borrower in an amount in excess of $100,000; (c) the filing or commencement of any action, suit or proceeding by or before any court or any Governmental Authority which, if adversely determined against such Borrower, would result in a Material Adverse Effect; (d) any material notice, letter or other correspondence of any kind from the FCC or the PUC relating to the Governmental Approvals or any System; (e) any default under any other material license, agreement or contract to which such Borrower is or may become a party; and (f) any matter which has resulted in, or which such Borrower reasonably believes will result in, a Material Adverse Effect on such Borrower.

        SECTION 5.08.    Mortgages; Landlord Consents; Licenses and Other
                         ------------------------------------------------
Agreements. As security for the Obligations, such Borrower shall with respect to
----------
each System (i) promptly execute and deliver to the Collateral Agent (1) Mortgages in favor of the Collateral Agent with respect to any real property purchased by such Borrower, together with lender's title policies for such real property satisfactory to the Collateral Agent, (2) leasehold mortgages or collateral assignments of leases with respect to any real property leased by such Borrower, satisfactory to the Collateral Agent, (3) Mortgages or collateral assignments with respect to such Borrower's Easements and rights of way, as specified by the Collateral Agent, satisfactory to the Collateral Agent, (4) in the case of any leased facilities, Easements or rights of way, landlord waivers or consents satisfactory to the Collateral Agent; provided, however, that with respect to PaeTec's leased premises in Chicago, Illinois in which Switching Equipment is located, such landlord waiver shall not be required until termination or expiration of the current term of the lease for such premises, whichever occurs earlier, and (ii) (1) update Schedule 1 to the Collateral Assignment of Licenses to cover all Governmental Approvals obtained by such Borrower after the Closing Date and agreements entered into by such Borrower after the Closing Date with third Persons, (2) obtain consents to collateral assignments from the licensors granting the Governmental Approvals referred to in clause (ii) (1) above and from those third Persons referred to in clause (ii)
(1) above that are specified by the Collateral Agent, such consents to collateral assignment to be in form and substance satisfactory to the Collateral Agent, and it being understood that with respect to each exclusive telecommunications service contract that PaeTec enters into after the Closing Date, PaeTec shall use commercially reasonable best efforts to obtain such consents.

        SECTION 5.09.    ERISA.  Such Borrower shall comply in all material
                         -----
respects with the applicable provisions of ERISA and furnish to the Administrative Agent, (i) as soon as possible, and in any event within thirty
(30) days after such Borrower or any officer of such Borrower knows or has reason to know that any Reportable Event with respect to any Plan has occurred or any Termination Event has occurred, a statement of an officer of such Borrower setting forth details as to such Reportable Event or Termination Event and the corrective action that such Borrower proposes to take with respect thereto, together with a copy of the notice of any such Reportable Event given to the PBGC, and (ii) promptly after receipt thereof, a copy of any notice such Borrower may receive from the PBGC relating to the intention of the PBGC to terminate any Plan or to appoint a trustee to administer any such Plan.

        SECTION 5.10.    Access to Premises and Records.  Such Borrower shall
                         ------------------------------
permit representatives of the Administrative Agent, the Collateral Agent and the Lenders to have access to such Borrower's books and records and to the Collateral and the premises of such Borrower at reasonable times upon reasonable notice and to make such excerpts from such records as such representatives deem necessary and to inspect the Collateral.

        SECTION 5.11.    Design and Construction.  Such Borrower shall design,
                         -----------------------
construct, equip and operate its Systems substantially as previously disclosed to Lenders in the Milestone Plan and in accordance with prudent industry standards.

        SECTION 5.12.    Environmental Notices. If such Borrower shall (a)
                         ---------------------
receive notice that any violation of any federal, state or local environmental law or regulation may have been committed or is about to be committed by such Borrower, (b) receive notice that any administrative or judicial complaint or order has been filed or is about to be filed against such Borrower alleging violations of any federal, state or local environmental law or regulation or requiring such Borrower to take any action in connection with any Release of any Contaminant into the environment, or (c) receive any notice from a Governmental Authority or private party alleging that such Borrower may be liable or responsible for costs associated with a response to or cleanup of a Release or any damages caused thereby, such Borrower shall provide the Administrative Agent with a copy of such notice within twenty (20) Business Days of such Borrower's receipt thereof.

        SECTION 5.13.    Amendment of Organizational Documents.  Such Borrower
                         -------------------------------------
shall notify the Administrative Agent and the Collateral Agent of any amendment to its Certificate or Articles of Incorporation or other organizational documents within ten (10) days of the occurrence of any such event, and provide the Administrative Agent and the Collateral Agent with copies of any amendments certified by the secretary of such Borrower and of all other relevant documentation. Such Borrower shall promptly deliver to the Collateral Agent such financing statements executed by such Borrower which the Collateral Agent may request as a result of any such event.

        SECTION 5.14.    Pledge Agreements.  In the event that any Person other
                         -----------------
the Guarantor becomes a shareholder of any Borrower, the applicable Borrower shall cause each such Person to execute and deliver to the Collateral Agent a Pledge Agreement substantially in the form of Exhibit L attached hereto and a limited nonrecourse guaranty (if such Person is not a Borrower), which guaranty shall contain substantially the same provisions as the guaranty attached as Exhibit G hereto except that the liability of such Person shall be nonrecourse to such Person and shall be limited to the value of the "Pledged Collateral" (as defined in the Pledge Agreement) and the payment of certain expenses. This provision shall not constitute a waiver of the Event of Default specified in
Section 9.01(q).
--------------

        SECTION 5.15. Accounts Payable. Such Borrower shall pay each of its accounts payable in accordance with its practices as of the Closing Date but in any event no later than sixty (60) days after the due date, provided, however,
                                                            --------  -------
that such Borrower shall not be required to pay any account payable as long as the validity thereof shall be contested in good faith by appropriate proceedings and such Borrower shall have set aside adequate reserves with respect thereto in accordance with GAAP.

        SECTION 5.16.    Post-Closing Items.  Not later than thirty days
                         ------------------
following the Closing Date, the Borrowers shall deliver to the Collateral Agent an updated certificate of insurance evidencing the increase in the Borrowers' excess or umbrella liability insurance to $20,000,000. The Borrowers shall use commercially reasonable best efforts to obtain a consent to collateral assignment not later than 120 days after the Closing Date and in form satisfactory to the Collateral Agent of the Fiber Capacity Agreement executed March 31, 2000 between Global Crossing Bandwidth, Inc. and PaeTec. Not later than thirty days after the Closing Date, the Borrowers shall obtain a "Restricted Account Agreement" (as defined in Section 8.04) with respect to the Borrowers' Collection Accounts relating to the Collateral at The Chase Manhattan Bank in Rochester, New York.

        SECTION 5.17.    Fiscal Year.  Such Borrower shall maintain a fiscal
                         -----------
year ending on December 31.

        SECTION 5.18.    Reserved.
                         --------

        SECTION 5.19.    Subsidiary Guarantees and Pledges.  Such Borrower shall
                         ---------------------------------
(i) cause each Person which becomes a Subsidiary of such Borrower and does not become a Borrower under this Agreement to execute a guaranty of the Obligations substantially in the form of Exhibit G hereto, but exclusive of any financial covenants, and (ii) execute a Pledge Agreement, pursuant to which all of the Equity Interests in such Person will be pledged to the Collateral Agent.

        SECTION 5.20.    Accounting.  Such Borrower shall maintain a system of
                         ----------
accounting established and administered in accordance with GAAP.

        SECTION 5.21.    Landlord Letters of Credit.  In the event that any
                         --------------------------
consent to a collateral assignment of a real property lease from any landlord as required by Sections 4.01(c)(14), 4.02(k) or 5.16 is not obtained by a Borrower,
            --------------------  -------    ----
then in lieu of meeting the requirements under such Sections, such Borrower may cause such landlord to accept a letter of credit ("Landlord L/C") naming such
                                                   ------------
landlord as beneficiary, as security for no less than six months of lease payments due at any time under such lease; provided that such letter of credit
                                           --------
is in form and substance satisfactory to the Collateral Agent, the Borrower shall cause such letter of credit to be renewed or replaced so that it remains outstanding as long as any of the Obligations remain unpaid, and the landlord waiver from such landlord has addressed the application of any draws from such letter of credit in a manner satisfactory to the Collateral Agent.

        SECTION 5.22.    Pledge of East Florida Common Stock. PaeTec shall
                         -----------------------------------
immediately upon the earlier of (i) payment in full of the Debt referred to in
Section 6.13(g) below, or (ii) the release of the Common Stock of Florida from
---------------
the pledge described in Section 6.01(i) below, pledge all of the Common Stock
                        ---------------
and other Equity Interests in Florida to the Collateral Agent pursuant to a Pledge Agreement.

        SECTION 5.23.    Interest Rate Agreement.  At all times on and after
                         -----------------------
September 30, 2000 and prior to March 31, 2001, the Borrowers shall maintain one or more Interest Rate Agreements with a tenor of at least two years on terms and conditions and with counterparties reasonably satisfactory to the Administrative Agent with respect to at least $50,000,000 of the outstanding principal balance of the Loans. At all times on and after March 31, 2001, in the event that less than fifty percent (50%) of the Debt (assuming that the entire portion of the

Revolving Loan Commitment Amount has been drawn upon) of the Guarantor and the Borrowers on a consolidated basis bears interest at a fixed rate, the Borrowers shall maintain one or more Interest Rate Agreements with a tenor of at least two years on terms and conditions and with counterparties reasonably satisfactory to the Administrative Agent with respect to such amount of the outstanding principal balance of the Loans that would result in at least fifty percent (50%) of such Debt of the Guarantor and the Borrowers on a consolidated basis bearing interest at a fixed rate.

        SECTION 5.24.    Marcap Debt.  In the event that PaeTec is in default
                         -----------
under the Marcap Agreement, upon written request from the Administrative Agent delivered at least five (5) Business Days before any date specified in Section 13 of the Marcap Agreement that permits prepayment in full of the obligations of PaeTec to Marcap Corporation under the Marcap Agreement and provided that Loans are made available to PaeTec for such purpose, PaeTec shall on such date prepay in full all of its obligations to Marcap Corporation. As soon as possible after the obligations of PaeTec to Marcap Corporation have been discharged in full, whether as a result of prepayment or otherwise, PaeTec shall terminate all security interests granted in any of its assets to Marcap Corporation, collaterally assign the West Point Contract to the Collateral Agent, use its reasonable best efforts to obtain a consent to collateral assignment of the West Point Contract in a form satisfactory to the Collateral Agent from the Department of the Army, and cause the Collection Agent which receives the payments due under the West Point Contract to enter into a Restricted Account Agreement with the Collateral Agent with respect to such payments in a form satisfactory to the Collateral Agent. PaeTec shall notify the Administrative Agent and the Collateral Agent of any default by PaeTec under the Marcap Agreement immediately upon any officer of PaeTec obtaining knowledge thereof, and in the event that the Lenders are willing to make Loans to PaeTec in an amount necessary to cure any such default, PaeTec shall apply the proceeds of such Loans to cure such default.

        SECTION 5.25.    Further Assurances.  Such Borrower agrees to do such
                         ------------------
further acts and things and to execute and deliver to the Administrative Agent or the Collateral Agent such additional assignments, agreements, powers and instruments, at such Borrower's expense, as the Administrative Agent or the Collateral Agent may reasonably require or deem advisable to carry into effect the purposes of this Agreement and the other Loan Documents or to better assure and confirm unto the Administrative Agent or the Collateral Agent its rights, powers and remedies hereunder and thereunder.

                                  ARTICLE VI

                               NEGATIVE COVENANTS

        Each Borrower covenants and agrees with the Administrative Agent, the Collateral Agent and the Lenders that as long as this Agreement shall remain in effect, any Commitment hereunder shall be outstanding or any Obligations hereunder or under any of the Loan Documents shall be unpaid, unless the Requisite Lenders shall have otherwise given prior written consent:

        SECTION 6.01.    Liens, etc. Such Borrower shall not create, incur,
                         ----------
assume or suffer to exist, directly or indirectly, any Lien upon or with respect to any of its properties or the

Collateral, now owned or hereafter acquired, or upon any proceeds, products, issues, income or profits therefrom except for the following "Permitted Liens":
                                                              ---------------

        (a)  Liens granted pursuant to the Loan Documents;

        (b) Liens securing any Purchase Debt to the extent that the Liens cover only the subject assets purchased with such Purchase Debt;

        (c) Liens for taxes, assessments or governmental charges or levies on such Borrower's property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being diligently contested in good faith and by appropriate proceedings and for which such Borrower shall have set aside reserves on its books as required by GAAP;

        (d) Liens imposed by law, such as landlord's, carrier's, warehousemen's and mechanic's liens, which liens shall be waived in writing to the extent waivable, and with respect to obligations not yet due or being contested in good faith by appropriate proceedings and in either case for which such Borrower shall have set aside reserves on its books as required by GAAP;

        (e) Liens arising out of pledges or deposits under workmen's compensation laws, unemployment insurance, old age pensions, or other social security benefits other than any Lien imposed by ERISA;

        (f) Liens incurred or deposits made in the ordinary course of business to secure surety bonds provided that such Liens shall extend only to cash collateral for such surety bonds;

        (g) an assignment, if any, of leasehold interests of PaeTec, as lessee, under a lease (the "Manhattan Lease") between PaeTec and 111 8th Avenue LLC, in
                    ---------------
connection with the premises located at 111 8th Avenue, New York, New York, in favor of Star Telecommunications, Inc. so long as such assignment of the Manhattan Lease shall only be effective in the event that the Collateral Agent shall have notified PaeTec in writing of its decision not to enforce its rights under the Collateral Assignment of Leases executed by PaeTec, with respect to the Manhattan Lease;

        (h) Liens on cash collateral securing reimbursement obligations arising out of (1) any Landlord L/C or (2) any other letter of credit issued for the benefit of a landlord of a Borrower as a security deposit for rent due to such landlord, the aggregate amount of such cash collateral not to exceed the aggregate face amount of all such letters of credit;

        (i) Liens on the capital stock of Florida granted to J. Gordon Whitley and Cathleen J. Whitley solely to secure the Debt referred to in Section 6.13(g)
                                                                 ---------------
below;

        (j) Liens of Marcap Corporation on the West Point Contract and the equipment subject to the West Point Contract prior to any date on which the Lenders require PaeTec to repay its obligations to Marcap Corporation in full in accordance with the provisions of Section 5.24;
                                  ------------

        (k)  Liens listed on Schedule 3.08 hereto; and
                             -------------

        (l) Until June 1, 2001, Liens of Winstar Switch Acquisition Corp. on the Switching Equipment of PaeTec located in Chicago, Illinois.

        SECTION 6.02.    Use of Proceeds.  Such Borrower shall not use the
                         ---------------
proceeds of any Loan for any purpose other than as provided in Section 2.02
                                                               ------------
hereof, and shall not request the issuance of Letters of Credit for any purposes other than general corporate purposes.

        SECTION 6.03.    Sale of Assets, Consolidation, Merger, etc.  Such
                         ------------------------------------------
Borrower shall not consolidate with or merge into any other Person (except as permitted under Section 6.08, and only if the Borrower is the surviving entity),
                ------------
or without the prior written consent of the Requisite Lenders, sell, lease, transfer or otherwise dispose of any Collateral, except for (a) sales of inventory in the ordinary course of business (b) sales of Telecommunications Equipment from one Borrower to another so long as the Collateral Agent maintains a first priority perfected security interest in such Telecommunications Equipment, for the benefit of the Lenders, and (c) any sale, lease, transfer or other disposition of assets no longer used or useful in the conduct of the Business for the fair market value thereof not to exceed $50,000 in the aggregate.

        SECTION 6.04.    Dividends and Distributions; Sale of Equity Interests.
                         -----------------------------------------------------
        (a) Such Borrower shall not purchase, redeem or otherwise acquire any interest of such Borrower, declare or make or pay any dividends in any fiscal year of such Borrower on any class or classes of stock, return capital of such Borrower to its shareholders, make any other distribution on or in respect of any shares of any class of capital stock of such Borrower or make other payments to any shareholder of such Borrower (including in the form of non-salary compensation, loan, expense reimbursement or management fee); provided, however,
                                                              --------  -------
that provided no Event of Default or Default has occurred and is continuing or would result therefrom, such Borrower may make payments of fees or compensation for services which are in the nature of management, corporate overhead or administrative services to the extent permitted by Section 6.05 hereof.
                                                   ------------

        (b) Such Borrower shall not sell or issue any additional Equity Interests except to the Guarantor for the purpose of permitting the Guarantor to make cash capital contributions to the Borrowers in an amount equal to the consideration paid for such Equity Interests and except pursuant to the PaeTec Online, Inc. 1999 Incentive Compensation Plan.

        SECTION 6.05.    Management Fees and Permitted Corporate Overhead.  Such
                         ------------------------------------------------
Borrower shall not pay or enter into any arrangement to pay any fee or compensation, or reimburse expenses of, an Affiliate or any other Person for services which are in the nature of management, corporate overhead or administrative services except to the extent provided for in the Milestone Plan or as described on Schedule 6.11 attached hereto.
                   -------------

        SECTION 6.06.    Guarantees; Third Party Sales and Leases. Such Borrower
                         ----------------------------------------
shall not directly or indirectly, (i) assume any obligation or indebtedness of another Person, (ii) make or assume any Guarantee, or (iii) finance any third party sales or leases, other than its obligations under Section 2.15 or
                                                        ------------
obligations of other Borrowers

        SECTION 6.07.    Investments.  Such Borrower shall not, directly or
                         -----------
indirectly, make any Investments except any of the following Investments with a maturity not to exceed ninety days for any individual Investment and an average maturity for all such Investments in the aggregate not to exceed forty-five days:

        (a)  Temporary Cash Investments;

        (b) Investments in certificates of deposit, repurchase agreements, money market or other cash management accounts, bankers acceptances and short term Eurodollar time deposits with financial institutions having a long term deposit rating of at least A+ from Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, respectively;

        (c) Investments in commercial paper rated P1 or A1 by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group respectively;

        (d) Investments in corporate bonds, medium term notes rated Aa2 or AA by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group respectively;

        (e) Investments in municipal notes and bonds rated Aaa orAAA by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group respectively; and

        (f) Investments in auction rate securities rated Aaa or AAA by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group respectively.

        SECTION 6.08.    Subsidiaries; Permitted Acquisitions.  Such Borrower
                         ------------------------------------
shall not create or acquire any Subsidiary or acquire all or any significant portion of the assets or Equity Interests of another Person; provided, however,
                                                             --------  -------
that each Borrower may acquire the Equity Interests of or all or any significant portion of the assets of another Person if such acquisition meets the following requirements (each such acquisition constituting a "Permitted Acquisition"):
                                                    ---------------------

        (a) no Default or Event of Default shall have occurred and be continuing or would result from such transaction or transactions or the incurrence of any Debt by any Borrower or the Guarantor in connection therewith;

        (b) if such acquisition is being effectuated by means of the acquisition of Equity Interests of any Person (or the formation of a new Subsidiary in order to acquire assets of another Person), such acquired Person shall become a Borrower hereunder pursuant to an Accession Agreement and shall deliver such documentation as is reasonably required by the Administrative Agent to evidence the enforceability of such Accession Agreement;

        (c) the Collateral Agent shall, immediately upon the consummation of such acquisition, obtain a first priority Lien, for the benefit of the Lenders and as collateral for the payment of the Obligations, in the assets being purchased or acquired by virtue of an acquisition of Equity Interests and the Borrowers shall have complied in all respects with the provisions of Section
                                                                     -------
8.02 with respect to such assets;
----

        (d) the business being acquired shall be substantially similar, related or incidental to the Businesses and shall have generated positive EBITDA for the two most recent fiscal quarters then ended;

        (e) after giving effect to such acquisition, the representations and warranties set forth in Article III hereof shall be true and correct in all
                        -----------
material respects on and as of the date of such acquisition with the same effect as though made on and as of such date and including with respect to any new Borrower pursuant to paragraph (b) above;

        (f) prior to each such acquisition, the Borrowers shall cause to be delivered to the Administrative Agent and the Lenders a certificate from the Guarantor's Chief Financial Officer demonstrating to the satisfaction of the Administrative Agent and the Requisite Lenders that after giving effect to such transaction or transactions and the incurrence of any Debt permitted by Section
                                                                        -------
6.13 in connection therewith on a pro forma basis as if such acquisition and
----
such incurrence of Debt had occurred on the first day of the twelve-month period ending on the last day of the Guarantor's and the Borrowers' most recently completed fiscal quarter, the Borrowers would have been in compliance with all of the covenants contained in this Agreement at all times during such twelve-month period;

        (g) the purchase is consummated pursuant to a negotiated acquisition agreement on a non-hostile basis;

        (h) the purchase price (including assumed Debt) in connection with any and all such transactions shall not exceed:

        (1) for any single transaction or series of related transactions, $20,000,000; and

        (2) for all such transactions, $60,000,000, which shall be applied from the following sources only: $30,000,000 of the Commitment Amount as provided in Section 2.02(a), the cash proceeds of Funded Equity received by the
       ---------------
    Borrowers from the Guarantor after the Closing Date, Equity Interests in PaeTec Corp. given as consideration for payment of all or a portion of the purchase price of such acquisition (subject to compliance with applicable anti-dilution provisions) and unsecured Debt of the Guarantor to the extent permitted under the Guaranty; and

        (i) after giving effect to such acquisition and any Loans made in connection therewith, the aggregate outstanding principal balance of the Loans would not exceed the Borrowing Base by more than $10,000,000.

        SECTION 6.09.    Permitted Activities.  Such Borrower shall not engage
                         --------------------
in any business or activity other than the operation of its Business in accordance with the Milestone Plan without the prior written consent of the Requisite Lenders.

        SECTION 6.10.    Disposition of Licenses, etc.  Such Borrower shall not
                         ----------------------------
sell, assign, transfer or otherwise dispose or attempt to dispose of in any way any Governmental Approval or any other licenses, permits or approvals necessary or appropriate for the operation of any System or of the Business in accordance with the Milestone Plan.

        SECTION 6.11.    Transactions with Affiliates.  Except as set forth on
                         ----------------------------
Schedule 6.11, such Borrower shall not directly or indirectly, enter into any
-------------
transaction, including, without limitation, leases or other agreements for the purchase or use of any goods or services, with any Affiliate, except in the ordinary course of and pursuant to reasonable requirements of such Borrower's business upon fair and reasonable terms no less favorable to such Borrower than it would obtain in a comparable arm's length transaction with an unaffiliated Person.

        SECTION 6.12.    ERISA.  Such Borrower shall not:
                         -----

        (a) engage, or permit any ERISA Affiliate to engage, in any prohibited transaction described in Section 406 of ERISA or 4975 of the IRC for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the United States Department of Labor;

        (b) permit to exist any accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the IRC), whether or not waived;

        (c) fail, or permit any ERISA Affiliate to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Benefit Plan;

        (d) terminate, or permit any ERISA Affiliate to terminate, any Benefit Plan which would result in any material liability of such Borrower under Title IV of ERISA;

        (e) fail to make any contribution or payment to any Multiemployer Plan which such Borrower or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto;

        (f) amend, or permit any ERISA Affiliate to amend, a Plan resulting in an increase in current liability for the plan year such that such Borrower is required to provide security to such Plan under Section 401(a)(29) of the IRC; or

        (g) fail, or permit any ERISA Affiliate to fail, to pay any required installment under Section 412 of the IRC on or before the due date for such installment or other payment.

        SECTION 6.13.    Indebtedness.  Such Borrower shall not create or suffer
                         ------------
to exist any Debt or any other obligations for the deferred purchase price of property or services except:

        (a)  the Obligations;

        (b)  the obligations arising under any Loan Document;

        (c) obligations under real property leases contemplated in the Milestone Plan;

        (d) obligations under Capitalized Leases, financing leases or loan agreements or similar debt documents with respect to the financing and contemplated purchase of office equipment, vehicles and non-essential telecommunications equipment, not to exceed an aggregate amount for the Borrowers at any time of $15,000,000, including, without limitation, the outstanding balance owing by PaeTec under that certain Master Lease Agreement dated as of June 17, 1997 between The CIT Group/Equipment Financing, Inc. and PaeTec ("Purchase Debt"); provided, however, that prior to the payment
                  -------------
in full of the Debt referred to in Section 6.13(g)(ii) below and the discharge
                                   -------------------
of the Lien of Winstar Switch Acquisition Corp. referred to in Section 6.01(l)
                                                               ---------------
above, the maximum amount of such obligations shall not exceed $13,250,000.

        (e) performance bonds executed solely in connection with the construction of Systems in the ordinary course of business;

        (f)  reimbursement obligations arising out of (1) any Landlord L/C or
(2) any other letter of credit issued for the benefit of a landlord of a Borrower as a security deposit for rent due to such landlord;

        (g) Debt of PaeTec (i) under that certain Promissory Note dated August 31, 1999 payable to J. Gordon Whitley and Cathleen J. Whitley, of a principal amount of $1,028,157.78, together with interest accrued on the unpaid principal balance outstanding from time to time, and (ii) payable to Winstar Switch Acquisition Corp. of a principal amount of $1,750,000, together with interest accrued on the unpaid principal balance outstanding from time to time, pursuant to that certain letter agreement dated June 20, 2000 among PaeTec, Winstar Communications, Inc. and Winstar Switch Acquisition Corp. and relating to the purchase by PaeTec of Switching Equipment in Chicago, Illinois.

        (h) Debt under Interest Rate Agreements approved by the Administrative Agent; and

        (i) prior to any date on which the Lenders require PaeTec to pay its obligations to Marcap Corporation in full in accordance with the provisions of
Section 5.24, the Debt of PaeTec to Marcap Corporation under that certain Master
------------
Lease Agreement dated as of July 29, 1998 between Campuslink Communications Systems, Inc. (now merged into PaeTec) and Marcap Corporation.

        SECTION 6.14.    Sale and Leaseback Transactions.  Such Borrower shall
                         -------------------------------
not, directly or indirectly, enter into any arrangement with any Person other than another Borrower providing for such Borrower to lease or rent property that any Borrower or the Guarantor has sold or will sell or otherwise transfer to such Person.

        SECTION 6.15.    Margin Regulation.  Such Borrower shall not use or
                         -----------------
permit any other Person to use any portion of the proceeds of any credit extended under this Agreement in any manner which might cause the extension of credit made by any Lender or the application of such proceeds to violate the Securities Act of 1933 or Securities Exchange Act of 1934 (each as amended from time to time, and any successor statute) or to violate Regulation G, Regulation U, or Regulation X, or any other regulation of the Federal Reserve Board, in each case as in effect on the date or dates of such extension of credit and such use of proceeds.

                                  ARTICLE VII

                              FINANCIAL COVENANTS

        Each Borrower covenants and agrees with the Administrative Agent and the Lenders that as long as this Agreement shall remain in effect, any Commitment hereunder shall be outstanding or the Obligations hereunder or under any of the Loan Documents shall be unpaid, unless the Requisite Lenders shall have otherwise given prior written consent:

        SECTION 7.01.    Financial Covenants on or Prior to September 30, 2002.
                         -----------------------------------------------------
At all times on or prior to September 30, 2002:

        (a)  Senior Debt to Capitalization. With respect to each period set
             -----------------------------
forth below, the Borrowers shall not at any time during such period permit the ratio of Senior Debt to Capitalization to exceed the amount set forth below for such period:

        Period                                     Maximum Ratio
        ------                                     -------------
        September 30, 2000 through and including   0.35 to 1.00
         December 30, 2000

        December 31, 2000 through and including    0.35 to 1.00
         March 30, 2001

        March 31, 2001 through and including       0.35 to 1.00
         June 29, 2001

        June 30, 2001 through and including        0.40 to 1.00
         September 29, 2001

        September 30, 2001                         0.45 to 1.00

        (b)  Consolidated Debt to Capitalization.  The Borrowers shall not at
             -----------------------------------
any time permit the ratio of Consolidated Debt to Capitalization to exceed (i) during the period from the Closing Date through and including March 31, 2001,
0.60 to 1.00, and (ii) thereafter, 0.65 to 1.00.

        (c)  Minimum Revenues.  As of the last day of each fiscal quarter set
             ----------------
forth below, the Borrowers shall on a combined basis have revenues at least equal to the amount set forth opposite each such date:

Fiscal Quarter                          Minimum Revenues
--------------                          ----------------
September 30, 2000                      $22,800,000
December 31, 2000                       $29,900,000
March 31, 2001                          $37,200,000
June 30, 2001                           $40,800,000
September 30, 2001                      $44,100,000
December 31, 2001                       $54,800,000
March 31, 2002                          $63,600,000
June 30, 2002                           $68,100,000
September 30, 2002                      $68,500,000

        (d)  EBITDA.  As of the last day of each fiscal quarter set forth below
             ------
until the fiscal quarter ending December 31, 2001, the Borrowers shall not permit the EBITDA losses for all the Borrowers on a combined basis to exceed the amount set forth opposite each such date. As of the last day of each fiscal quarter set forth below and ending thereafter, the EBITDA for all the Borrowers on a combined basis shall at least equal the amount set forth opposite each such date:

Fiscal Quarter                                                  EBITDA
--------------                                                  ------
September 30, 2000                                       ($17,600,000)
December 31, 2000                                        ($16,500,000)
March 31, 2001                                           ($12,500,000)
June 30, 2001                                            ($13,000,000)
September 30, 2001                                       ($12,800,000)
December 31, 2001                                         ($6,700,000)
March 31, 2002                                             $3,500,000
June 30, 2002                                              $4,900,000
September 30, 2002                                         $4,200,000

        (e)  Minimum Cash on Hand. At all times, the amount of the Borrowers'
             ---------------------
consolidated cash, as determined in accordance with GAAP, shall be greater than or equal to $2,000,000.

        (f)  Maximum Capital Expenditures. With respect to the last day of each
             ----------------------------
fiscal quarter set forth below, the Borrowers shall not on a cumulative, combined basis for the period beginning on December 31, 1999 and ending on such date make capital expenditures, as determined in accordance with GAAP, in excess of the amount set forth below opposite such quarter.

          Fiscal Quarter Ending            Maximum Capital Expenditures
          ---------------------            ----------------------------
        September 30, 2000                         $40,700,000
        December 31, 2000                          $53,700,000
        March 31, 2001                             $61,300,000
        June 30, 2001                              $65,800,000
        September 30, 2001                         $71,200,000
        December 31, 2001                          $76,700,000
        March 31, 2002                             $83,900,000
        June 30, 2002                              $90,500,000
        September 30, 2002                         $96,500,000

        SECTION 7.02.    Financial Covenants on and After October 1, 2002. On
                         ------------------------------------------------
and after October 1, 2002:

        (a)  Interest Coverage Ratio.  At the end of each fiscal quarter set
             -----------------------
forth below, the ratio of (i) the sum of the combined EBITDA of the Borrowers for the two fiscal quarters then ending, multiplied by two, to (ii) cash Interest Expense for the Borrowers on a combined basis for the two fiscal quarters then ending multiplied by two, as measured at such time, shall equal at least the ratio set forth below opposite such quarter:

Fiscal Quarter                             Ratio
--------------                             -----

December 31, 2002                          1.50 to 1.00
March 31, 2003                             1.75 to 1.00
June 30, 2003                              2.00 to 1.00
September 30, 2003                         2.00 to 1.00
December 31, 2003                          2.00 to 1.00
March 31, 2004                             2.50 to 1.00
and each quarter thereafter

        (b)  Maximum Capital Expenditures. During the period beginning on
             ----------------------------
December 31, 1999 and ending on December 31, 2002, the Borrowers shall not on a cumulative combined basis, make capital expenditures, as determined in accordance with GAAP in excess of $104,000,000.

        (c) Maximum Operating Leverage Ratio. With respect to each period set forth below, the Borrowers shall not at any time during such period permit the Operating Leverage Ratio as measured on any date during such period to exceed the ratio set forth below for such period:

Period                                     Ratio
------                                     -----
December 31, 2002 through               6.00 to 1.00
and including March 30,
2003
March 31, 2003 through                  3.00 to 1.00
and including June 29, 2003
June 30, 2003 through and               3.00 to 1.00
including September 29, 2003
September 30, 2003                      2.50 to 1.00
through and including
December 30, 2003
December 31, 2003 through               2.50 to 1.00
and including March 30,
2004
March 31, 2004 through                  2.50 to 1.00
and including June 29, 2004
June 30, 2004 through and               2.50 to 1.00
including September 29,
2004
September 30, 2004                      2.50 to 1.00
through and including
December 30, 2004
December 31, 2004                       2.00 to 1.00
and each quarter thereafter

        (d)  Minimum Debt Service Coverage Ratio.  At the end of each fiscal
             -----------------------------------
quarter set forth below, the ratio of (i) the sum of the combined EBITDA of the Borrowers for the two fiscal quarters then ending, multiplied by two, to (ii) Debt Service, as measured at such time, shall equal at least the ratio set forth below opposite such quarter:

Fiscal Quarter                                Ratio
-----------------------      ---------------------------------------
December 31, 2002                         1.25 to 1.00
March 31, 2003                            1.25 to 1.00
June 30, 2003                             1.25 to 1.00
September 30, 2003                        1.25 to 1.00
December 31, 2003                         1.25 to 1.00
March 31, 2004                            1.75 to 1.00
June 30, 2004                             1.75 to 1.00
September 30, 2004                        1.75 to 1.00
December 31, 2004                         2.00 to 1.00
March 31, 2005                            2.50 to 1.00
and each quarter
 thereafter

        (e)  Minimum Fixed Charge Coverage Ratio. As of the last day of any
             -----------------------------------
fiscal quarter ending on and after March 31, 2003, the Borrowers shall not permit the ratio of (1) EBITDA for the Borrowers and the Guarantor on a combined, consolidated basis for the two fiscal quarters then ended, multiplied by two, to (2) Fixed Charges for the Borrowers and the Guarantor on a combined, consolidated basis for the same two quarters, multiplied by two, to be less than the ratio set forth below opposite such quarter:

             Fiscal Quarter                                  Ratio
             --------------                                  -----
December 31, 2002                                          Not tested
March 31, 2003                                            1.00 to 1.00
June 30, 2003                                             1.00 to 1.00
September 30, 2003                                        1.00 to 1.00
December 31, 2003                                         1.00 to 1.00
March 31, 2004                                            1.10 to 1.00
and each quarter thereafter

        (f)  Maximum Consolidated Leverage Ratio. With respect to each period
             -----------------------------------
set forth below, the Borrowers shall not on any day during such period permit the ratio of (1) Consolidated Debt as of such day to (2) EBITDA for the Guarantor and the Borrowers on a consolidated basis for the six month period then ended, multiplied by two, to be greater than the ratio set forth below for such period:

Period                                                       Ratio
------                                                       -----

December 31, 2002 through                                10.00 to 1.00
and including March 30, 2003

March 31, 2003 through and                                6.00 to 1.00
including June 29, 2003

June 30, 2003 through and                                 5.50 to 1.00
including September 29, 2003

September 30, 2003 through and including                  5.00 to 1.00
December 30, 2003

December 31, 2003 through and including                   4.50 to 1.00
March 30, 2004

March 31, 2004 through and including                      4.00 to 1.00
June 29, 2004

June 30, 2004 through and including                       3.50 to 1.00
September 29, 2004

September 30, 2004 through and including                  3.50 to 1.00
December 30, 2004

December 31, 2004                                         3.00 to 1.00
and each quarter thereafter

                                 ARTICLE VIII

                              COLLATERAL SECURITY

        SECTION 8.01.    Collateral Security.  To secure payment and performance
                         -------------------
of all of the Obligations, each of the Borrowers hereby reaffirms its grant to the Collateral Agent of, and hereby regrants to the Collateral Agent for the benefit of the Collateral Agent, the Administrative Agent and the Lenders, to the extent permitted by law, a right of setoff against and a continuing security interest in and to all of such Borrower's tangible and intangible personal property, fixtures and real property leasehold and easement interests, whether now owned or existing, or hereafter acquired or arising, wheresoever located, including, without limitation, all of the following property, or interests in property: (a) all machinery, equipment, Telecommunications Equipment and fixtures, including without limitation, fiber optic and other cables, transmission and switching equipment, transmission facilities, connection equipment, conduit, carrier pipes, junctions, regenerators, power sources, alarm systems, electronics, structures and shelters and cable laying equipment; (b) all Accounts, accounts receivable, other receivables, contract rights, leases, chattel paper, investment property, and general intangibles of such Borrower (including, without limitation, goodwill, going concern value, patents, trademarks, trade names, service marks, blueprints, designs, product lines and research and development), including, without limitation, all of such Borrower's rights under all present and future Governmental Approvals, permits, licenses and franchises heretofore or hereafter granted to such Borrower for the operation and ownership of its Systems (excluding licenses and permits issued by the FCC, any PUC or any other Governmental Authority to the extent, and only to the extent, it is unlawful to grant a security interest in such licenses and permits, but including, to the maximum extent permitted by law, all rights incident or appurtenant to such licenses and permits, including, without limitation, the right to receive all proceeds derived from or in connection with the sale, assignment or transfer of such licenses and permits), whether now owned or hereafter acquired by such Borrower, or in which such Borrower may now have or hereafter acquire an interest; (c) all instruments, letters of credit, documents of title, policies and certificates of insurance, securities, bank deposits, deposit accounts (including such Borrower's Collection Accounts), checking accounts and cash now or hereafter owned by such Borrower, or in which such Borrower may now have or hereafter acquire an interest; (d) all inventory, including all merchandise, raw materials, work in process, finished goods and supplies, now or hereafter owned by such Borrower or in which such Borrower may now have or hereafter acquire an interest; (e) all of such Borrower's leasehold interest in any real property, all of such Borrower's licenses, easements and rights of way with respect to real property; (f) all accessions, additions or improvements to, substitutions for and all proceeds and products of, all of the foregoing, including proceeds of insurance; and (g) all books, records, documents, computer tapes and discs relating to all of the foregoing.

        SECTION 8.02.    Preservation of Collateral and Perfection of Security
                         -----------------------------------------------------
Interests Therein. Such Borrower shall execute and deliver to the Collateral
-----------------
Agent for the benefit of the Collateral Agent, the Administrative Agent and the Lenders, prior to the Funding Date, and at any time or times thereafter at the request of the Collateral Agent, all financing statements or other documents (and pay the cost of filing or recording the same in all public offices deemed necessary by the Collateral Agent), as the Collateral Agent may request, in a form satisfactory to the Collateral Agent, to perfect and keep perfected the security interest in the Collateral granted by such Borrower to the Collateral Agent or to otherwise protect and preserve the Collateral and the Collateral Agent's security interest therein or to enforce the Collateral Agent's security interest in the Collateral. Should such Borrower fail to do so, the Collateral Agent is authorized to sign any such financing statements as such Borrower's agent. Such Borrower further agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

        SECTION 8.03.    Appointment of the Collateral Agent as the Borrowers'
                         -----------------------------------------------------
Attorney-in-Fact. Such Borrower hereby irrevocably designates, makes,
----------------
constitutes and appoints the Collateral Agent (and all persons designated by the Collateral Agent) as such Borrower's true and lawful attorney-in-fact, and authorizes the Collateral Agent, in such Borrower's or the Collateral Agent's name, to, following the occurrence and during the continuance of an Event of
Default: (i) demand payment of such Borrower's Accounts; (ii) enforce payment of such Borrower's Accounts by legal proceedings or otherwise; (iii) exercise all of such Borrower's rights and remedies with respect to proceedings brought to collect an Account; (iv) sell or assign any Account upon such terms, for such amount and at such time or times as the Collateral Agent deems advisable; (v) settle, adjust, compromise, extend or renew an Account; (vi) discharge and release any Account; (vii) prepare, file and sign such Borrower's name on any proof of claim in bankruptcy or other similar document against an account debtor of such Borrower; (viii) notify the post office authorities to change the address for delivery of such Borrower's mail to an address designated by the Collateral Agent, and open and deal with all mail addressed to such Borrower;
(ix) do all acts and things which are necessary, in the Collateral Agent's sole discretion, to fulfill such Borrower's obligations under this Agreement; (x) take control in any manner of any item of payment or proceeds thereof; (xi) have access to any lockbox or postal box into which such Borrower's mail is deposited; (xii) endorse such Borrower's name upon any items of payment or proceeds thereof and deposit the same in the Collateral Agent's account on account of the Obligations; (xiii) endorse such Borrower's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Account or any goods pertaining thereto; and (xiv) sign such Borrower's name on any verification of Accounts and notices thereof to account debtors.

        SECTION 8.04.    Collection of Accounts and Restricted Account
                         ---------------------------------------------
Arrangements. Such Borrower hereby represents and warrants that each depository
------------
account ("Collection Account") now maintained by such Borrower at any bank
         --------------------
("Collection Agent") for the collection of checks and cash constituting proceeds
 ------------------
of Accounts and sales of other personal property which are part of the Collateral is identified on Schedule 8.04 attached hereto and made a part
                            -------------
hereof. With respect to each Collection Account, such Borrower shall, no later than the Funding Date, deliver (to the extent not previously delivered pursuant to the Existing Agreement) to the Collateral Agent, a "Restricted Account
                                                       ------------------
Agreement" substantially in the form of Exhibit N attached hereto and made a
---------                               ---------
part hereof, duly executed and delivered by such Borrower and the applicable Collection Agent, authorizing and directing such Collection Agent, upon receipt of written notice from the Collateral Agent that an Event of Default has occurred and is continuing, to deposit all checks and cash received into a restricted account (a "Restricted Account") and remit all amounts deposited in
                       ------------------
such Restricted Account to the Collateral Agent's account specified in such Restricted Account Agreement until such time as the Collection Agent receives written notice from the Collateral Agent rescinding such instruction. Such Borrower shall, following the occurrence and during the continuance of an Event of Default and any subsequent request by the Collateral Agent therefor, take such further action as the Collateral Agent may reasonably deem desirable to effect the transfer of exclusive ownership and control of the Restricted Accounts and all Collection Accounts to the Collateral Agent. Until all of the Obligations have been indefeasibly paid in full, such Borrower agrees not to enter into any agreement or execute and deliver any direction which would modify, impair or adversely affect the rights and benefits of the Collateral Agent under any Restricted Account Agreement. Such Borrower shall not open, establish or maintain any Collection Account (other than those identified on
Schedule 8.04 hereto) without first having delivered to the Collateral Agent a
-------------
duly executed and delivered Restricted Account Agreement with respect to such Collection Account. Such Borrower shall notify the Collateral Agent in writing not less than five (5) days prior to the date it shall open or establish any Collection Account other than an account described on Schedule 8.04 hereto.
                                                      -------------

        SECTION 8.05.    Cure Rights.  Such Borrower expressly authorizes the
                         -----------
Collateral Agent, and the Collateral Agent may, but shall not be required to, at any time and from time to time, to take any and all action that it reasonably determines to be necessary or desirable to cure any default or violation (including a payment default) of such Borrower in connection with any real estate lease, license agreement, Governmental Approval or any other material lease, agreement or contract entered into with respect to the Systems. Any and all amounts expended by the Collateral Agent in connection with such actions shall constitute Obligations secured by the Collateral.

                                  ARTICLE IX

                          EVENTS OF DEFAULT; REMEDIES

        SECTION 9.01.    Events of Default. The following events shall each
                         -----------------
constitute an "Event of Default":
               ----------------

        (a) Any Borrower shall fail to pay the principal of or interest on its Notes or any other amounts payable hereunder or under any of the other Loan Documents when due, whether as scheduled, at a date fixed for prepayment, by acceleration or otherwise, and such failure remains uncured for five (5) Business Days; or

        (b) Any Borrower or the Guarantor shall fail to observe or perform any other covenant, condition or agreement to be observed or performed by any Borrower or the Guarantor in any of the Loan Documents, in any material agreement of any Borrower and any Borrower or the Guarantor fails to cure such breach within fifteen (15) Business Days after written notice thereof unless the breach relates to a covenant contained in Sections 5.04, or Article VI (other
                                          -------------     ----------
than Section 6.05 or Section 6.07) or VII, in which case no notice or grace
     ------------    ------------     ---
period shall apply, or unless the breach relates to Section 5.06, in which case
                                                    ------------
an Event of Default shall occur on the thirtieth day following the breach without any notice requirement, unless the breach shall have been cured before such date; or

        (c) Any representation or warranty made by any Borrower or the Guarantor in connection with this Agreement or any other Loan Document, the Loans or any Letter of Credit or any statement or representation made in any report, certificate, financial statement or other instrument furnished by or on behalf of such Borrower or the Guarantor pursuant to this Agreement or any other Loan Document, shall prove to have been false or misleading in any material respect when made or delivered or when deemed made in accordance with the terms hereof or thereof; or

        (d) Any Borrower or the Guarantor shall fail to make any payment due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) on any other obligation for borrowed money in excess of $250,000, and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness; or any other default or event under any agreement or instrument relating to any indebtedness for borrowed money in excess of $250,000 or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such indebtedness in excess of $250,000, or any such indebtedness in excess of $250,000 shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or

        (e) Any Borrower or the Guarantor shall (i) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for such Borrower or the Guarantor or for a substantial part of its property,
(ii) make a general assignment for the benefit of creditors, (iii) become unable, or admit in writing its inability, to pay its debts as they become due,
(iv) voluntarily or involuntarily dissolve, liquidate or wind up its affairs, or
(v) take action for the purpose of effecting any of the foregoing; or

        (f) a proceeding under any bankruptcy, reorganization, arrangement of debts, insolvency or receivership law is filed by or against any Borrower or the Guarantor, or any

Borrower or the Guarantor takes any action to authorize any of the foregoing matters, and in the case of any such proceeding instituted against any Borrower or the Guarantor (but not instituted by any Borrower or the Guarantor), either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee or other similar official for any Borrower or the Guarantor or any substantial part of its property) shall be granted or shall occur; or

        (g) a Termination Event occurs which the Requisite Lenders in good faith believe would subject any Borrower to a material liability; or

        (h) the plan administrator of any Plan applies under Section 412(d) of the IRC for a waiver of the minimum funding standards of Section 412(a) of the IRC and the Requisite Lenders in good faith believe that the approval of such waiver could subject any Borrower or any ERISA Affiliate to material liability; or

        (i) any of the Governmental Approvals or any other license, Governmental Approval or other governmental consent or approval necessary for the continuing operation of any Borrower or any System or any other material Governmental Approval or approval of or material filing with the FCC, any PUC or any other Governmental Authority with respect to the conduct by any Borrower of its business and operations, including its Business, shall not be obtained or shall cease to be in full force and effect, which in respect of any of the Governmental Approvals shall, in the case of an order of the FCC, any PUC or other Governmental Authority having jurisdiction with respect thereto, revoking, or deciding not to renew, any such Governmental Approval, occur upon the issuance of such order, and, in the case of any other order revoking or terminating any of the Governmental Approvals or deciding not to renew such Governmental Approvals prior to the termination thereof, occur when such order becomes final; or

        (j) the FCC, any PUC or any other Governmental Authority, by final order, determines that the existence or performance of this Agreement or any other Loan Document will result in a revocation, suspension or material adverse modification of any of the Governmental Approvals for any System; or

        (k) for any reason any Loan Document shall not be in full force and effect or shall not be enforceable in accordance with its terms, or any security interest or lien granted pursuant thereto shall fail to be perfected or to have its intended priority, or any party thereto other than the Administrative Agent or any Lender shall contest the validity of any Lien granted under, or shall disaffirm its obligations under any Loan Document; or

        (l)  any Borrower shall have wrongfully failed to accept
Telecommunications Equipment in accordance with any Lucent Purchase Agreement within the period specified in such Lucent Purchase Agreement or shall otherwise default under any Lucent Purchase Agreement, which default shall not have been cured or waived within the applicable grace period thereunder; or

        (m) for any reason, any Borrower ceases to operate its Business or ceases to own any of its Governmental Approvals necessary for the continuing conduct of its Business; or

        (n) a judgment or judgments for the payment of money in excess of $250,000 individually or $500,000 in the aggregate at any one time shall have been rendered against any Borrower or a judgment or judgments for the payment of money in excess of $500,000 individually or $1,000,000 in the aggregate at any one time shall have been rendered against the Guarantor, and in each case such judgment or judgments shall have remained unsatisfied and in effect for any period of sixty (60) days during which no stay of execution shall have been obtained; or

        (o) any Borrower is enjoined, restrained or in any way prevented by the order of any court or administrative or regulatory agency from conducting its business in any material respect with respect to any one or more of its Systems; or

        (p) any Borrower becomes subject to any liabilities, costs, expenses, damages, fines or penalties which could reasonably be expected to have a Material Adverse Effect arising out of or related to (i) any Remedial Action in response to a Release or threatened Release at any location of any Contaminant into the indoor or outdoor environment or (ii) any material violation of any environmental, health or safety requirement of law; or

        (q) the Guarantor shall fail to pay any amounts due on the Guaranty, or shall fail to observe or perform any covenant, condition or agreement to be observed or performed by the Guarantor in the Guaranty; or

        (r)  a Change of Control shall occur.

        SECTION 9.02.    Termination of Commitment; Acceleration. Upon the
                         ---------------------------------------
occurrence and at any time during the continuance of any Event of Default, the Administrative Agent may upon direction from the Requisite Lenders:

        (a) by notice to the Borrowers, terminate Lenders' Commitment to make Loans hereunder; or

        (b) by notice to the Borrowers, declare the Obligations to be immediately due and payable, whereupon all the Obligations shall be immediately due and payable without further notice of any kind, provided, however, that if
                                                    --------  -------
an Event of Default described in Section 9.01(f) shall exist or occur, all of
                                 ---------------
the Obligations shall automatically, without declaration or notice of any kind, be immediately due and payable and the Commitment shall be automatically terminated.

        SECTION 9.03.    Waivers.  Demand, presentment, protest and notices of
                         -------
nonpayment, protest, dishonor and acceptance are hereby waived by each Borrower. Each Borrower also waives the benefit of all valuation, appraisal and exemption laws and the posting of any bond required of the Administrative Agent, the Collateral Agent or any Lender in connection with any judicial process to realize on the Collateral, to enforce any judgment or other court order entered in favor of the Administrative Agent, the Collateral Agent or any Lender or to enforce by specific performance, temporary restraining order, or preliminary or permanent injunction, this Agreement or any other Loan Documents. Each Borrower waives the right, if any, to the benefit of, or to direct the application of, any Collateral. Each Borrower hereby acknowledges that none of the Administrative Agent, the Collateral Agent or any Lender has any obligation to resort to any Collateral or make claim against any other Person before seeking payment or performance from any Borrower.

        SECTION 9.04.    Rights and Remedies Generally.  If an Event of Default
                         -----------------------------
occurs and is continuing, the Administrative Agent and the Collateral Agent shall have, in addition to any other rights and remedies contained in this Agreement or in any of the other Loan Documents, all of the rights and remedies of a secured party under the Code or other applicable laws, all of which rights and remedies shall be cumulative, and none exclusive, to the extent permitted by law. In addition to all such rights and remedies, the sale, lease or other disposition of the Collateral, or any part thereof, by the Administrative Agent or the Collateral Agent after the occurrence of an Event of Default may be for cash, credit or any combination thereof, and the Administrative Agent or the Collateral Agent may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set off the amount of such purchase price against the Obligations then owing. Any sales of the Collateral may be adjourned from time to time with or without notice. The Administrative Agent or the Collateral Agent may, in its sole discretion, cause the Collateral to remain on the premises of any Borrower, at the expense of the Borrowers, pending sale or other disposition of the Collateral. The Administrative Agent or the Collateral Agent shall have the right to conduct such sales on the premises of any Borrower, at the expense of the Borrowers, or elsewhere, on such occasion or occasions as it may see fit.

        SECTION 9.05.    Entry Upon Premises and Access to Information.  If an
                         ---------------------------------------------
Event of Default occurs and is continuing, the Administrative Agent and the Collateral Agent shall have the right to enter upon the premises of any Borrower where any Collateral is located (or is believed to be located) without any obligation to pay rent to such Borrower, or any other place or places where the Collateral is believed to be located and kept, and render the Collateral unusable or remove the Collateral therefrom to the premises of the Administrative Agent or the Collateral Agent or any agent thereof, for such time as the Administrative Agent or the Collateral Agent may desire, in order effectively to collect or liquidate the Collateral, and/or the Administrative Agent or the Collateral Agent may require any Borrower to assemble the Collateral and make it available to the Administrative Agent or the Collateral Agent at a place or places to be designated by the Administrative Agent or the Collateral Agent. If an Event of Default occurs and is continuing, the Administrative Agent or the Collateral Agent shall have the right to obtain access to any Borrower's data processing equipment, computer hardware and software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner the Administrative Agent or the Collateral Agent deems appropriate.

        SECTION 9.06.    Sale or Other Disposition of Collateral by the
                         ----------------------------------------------
Administrative Agent or the Collateral Agent. Any notice required to be given by
--------------------
the Administrative Agent or the Collateral Agent of a sale, lease or other disposition or other intended action by the Administrative Agent or the Collateral Agent with respect to any of the Collateral which is deposited in the United States mails, registered or certified, postage prepaid and duly addressed to the Borrowers at the address specified in Section 11.01 below, at least ten
                                             -------------
days prior to such proposed action shall constitute fair and reasonable notice to the Borrowers of any such action.

The net proceeds realized by the Administrative Agent or the Collateral Agent upon any such sale or other disposition, after deduction for the expense of retaking, holding, preparing for sale, selling or the like and the reasonable attorneys' fees and legal expenses incurred by the Administrative Agent or the Collateral Agent in connection therewith, shall be applied as provided herein toward satisfaction of the Obligations. The Administrative Agent or the Collateral Agent, as applicable, shall account for and pay to the Borrowers any surplus realized upon such sale or other disposition, and the Borrowers shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect the Administrative Agent's or the Collateral Agent's security interest in the Collateral. The Borrowers agree that the Collateral Agent has no obligation to preserve rights to the Collateral against any other parties. The Administrative Agent and the Collateral Agent are hereby granted a license or other right to use, without charge, the Borrowers' labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, and the Borrowers' rights under all licenses and all franchise agreements shall inure to the Administrative Agent's and the Collateral Agent's benefit until the Obligations are paid in full.

        SECTION 9.07.    Governmental Approvals.  In connection with the
                         ----------------------
enforcement by the Administrative Agent or the Collateral Agent of any remedies available to it as a result of any Event of Default, each Borrower agrees that it shall join and cooperate fully with, at the request of the Administrative Agent or the Collateral Agent, any receiver referred to below and/or the successful bidder or bidders at any foreclosure sale in a filing of an application (and furnishing any additional information that may be required in connection with such application or which the Administrative Agent or the Collateral Agent may believe relevant to such application) with the FCC, any PUC and all other applicable Governmental Authorities, requesting their prior approval of (i) the operation or abandonment of all or the portion of any System and/or (ii) the transfer of control of such Borrower or assignment of all licenses, certificates, Governmental Approvals, approvals and permits, issued to such Borrower by the FCC, any PUC or any such Governmental Authorities with respect to any System and the operation thereof, to the Administrative Agent or the Collateral Agent, the receiver or to the successful bidder or bidders. In connection with the foregoing, each Borrower shall take such further actions, and execute all such instruments, as the Administrative Agent or the Collateral Agent reasonably deems necessary or desirable. Each Borrower agrees that the Administrative Agent or the Collateral Agent may enforce any obligation of such Borrower as set forth in this section by an action for specific performance. In addition, each Borrower hereby irrevocably constitutes and appoints the Administrative Agent and the Collateral Agent and any agent or officer thereof (which appointment is coupled with an interest) as its true and lawful attorney-in-fact with full irrevocable power and authority and in the place and stead of such Borrower and in the name of such Borrower or in its own name, from time to time in its discretion after the occurrence and during the continuance of an Event of Default and in connection with the foregoing, for the purpose of executing on behalf and in the name of such Borrower any and all of the above-referenced instruments and to take any and all appropriate action in furtherance of the foregoing. The exercise of any rights or remedies hereunder or under any other Loan Document by any Lender, the Administrative Agent or the Collateral Agent that may require FCC, any PUC or any other Governmental Authority approval shall be subject to obtaining such approval. Pending the receipt of any FCC, any

PUC or any other Governmental Authority approval, no Borrower shall do anything to delay, hinder, interfere or obstruct the exercise of the Administrative Agent's or the Collateral Agent's rights or remedies hereunder in obtaining such approvals.

        SECTION 9.08.    Appointment of Receiver or Trustee.  In connection with
                         ----------------------------------
the exercise of its remedies under this Agreement, the Administrative Agent or the Collateral Agent may, upon the occurrence of an Event of Default, obtain the appointment of a receiver or trustee to assume, upon receipt of all necessary judicial, FCC, any PUC or other Governmental Authority consents or approvals, control of or ownership of any of the Governmental Approvals. Such receiver or trustee shall have all rights and powers provided to it by law or by court order or provided to the Administrative Agent or the Collateral Agent under this Agreement. Upon the appointment of such trustee or receiver, the Borrowers agree to cooperate, to the extent necessary or appropriate, in the expeditious preparation, execution and filing of an application to the FCC, any PUC or any other Governmental Authority or for consent to the transfer to control or assignment of any Borrower's Governmental Approvals to the receiver or trustee.

        SECTION 9.09.    Right of Setoff.  In addition to any rights now or
                         ---------------
hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Lender and each holder of any Note is hereby authorized at any time or from time to time, without notice to any Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all balances held by it at any of its offices for the account of any Borrower (regardless of whether such balances are then due to such Borrower) and any other properties or assets any time held or owing by that Lender or that holder to or for the credit or for the account of any Borrower against and on account of any of the Obligations which are not paid when due. Any Lender or holder of any Note exercising a right to set off or otherwise receiving any payment on account of the Obligations in excess of its Pro Rata Share thereof shall purchase for cash (and the other Lenders or holders shall sell) such participation in each such other Lender's or holder's Pro Rata Share of the Obligations as would be necessary to cause such Lender to share the amount so set off or otherwise received with each other Lender or holder in accordance with their respective Pro Rata Shares. Each Borrower agrees, to the fullest extent permitted by law, that (a) any Lender or holder may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the Obligations and may sell participations in such amount so set off to other Lenders and holders and (b) any Lender or holder so purchasing a participation in the Loans made or other Obligations held by other Lenders or holders may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender or holder were a direct holder of the Loans and the other Obligations in the amount of such participation. Notwithstanding the foregoing, if all or any portion of the set-off amount or payment otherwise received is thereafter recovered from the Lender that has exercised the right of set-off, the purchase of participations by that Lender shall be rescinded and the purchase price restored without interest. Each Borrower hereby agrees that the foregoing provisions are intended to be construed so as to satisfy the requirements of Section 553 of the Federal Bankruptcy Code or amendments thereto (including any requirement of mutuality of obligations therein).

                                   ARTICLE X


               THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT

               SECTION 10.01.  Appointment of Administrative Agent.
                               -----------------------------------

               (a) CIBC is hereby appointed to act as contractual representative on behalf of all Lenders under this Agreement and the other Loan Documents. The Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this Article X. The
                                                             ---------
provisions of this Section 10.01 are solely for the benefit of the
                   -------------
Administrative Agent and the Lenders and no Borrower or any other Person shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and the other Loan Documents, the Administrative Agent shall act solely as an agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any Borrower or any other Person. The Administrative Agent shall have no duties or responsibilities except for those expressly set forth in this Agreement and the other Loan Documents. Notwithstanding the use of the defined term "Administrative Agent", it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement and that the Administrative Agent is merely acting as the representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders' contractual representative, the Administrative Agent (i) does not assume any fiduciary duties to any of the Lenders, (ii) is a "representative" of the Lenders within the meaning of Section 9-105 of the UCC and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents.

               (b) If the Administrative Agent shall request instructions from all Lenders, Requisite Lenders or all affected Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, then the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from all Lenders, Requisite Lenders or all affected Lenders, as the case may be, and the Administrative Agent shall not incur liability to any Person by reason of so refraining. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder or under any other Loan Document (a) if such action would, in the opinion of the Administrative Agent, be contrary to law or the terms of this Agreement or any other Loan Document, (b) if such action would, in the reasonable opinion of the Administrative Agent, expose the Administrative Agent to liabilities beyond the limits of this Agreement or (c) if the Administrative Agent shall not first be indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of all Lenders, Requisite Lenders or all affected Lenders, as applicable.

               SECTION 10.02.  Administrative Agent's Reliance, Etc. Neither the
                               ------------------------------------
Administrative Agent nor any of its Affiliates nor any of their respective directors, officers, agents or employees shall be liable to any Lender for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for damages caused by its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent: (a) may treat the payee of any Note as the holder thereof until the Administrative Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Administrative Agent; (b) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Borrower or to inspect the Collateral (including the books and records); (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (f) shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy, telegram, cable or telex) reasonably believed by it to be genuine and signed or sent by the proper party or parties.

               SECTION 10.03.  CIBC and Affiliates.  With respect to its
                               -------------------
Commitments hereunder, CIBC shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not the Administrative Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include CIBC in its individual capacity. CIBC and its Affiliates may lend money to, invest in, and generally engage in any kind of business with, any Borrower, any of its Affiliates and any Person who may do business with or own securities of any Borrower or any such Affiliate, all as if CIBC were not the Administrative Agent and without any duty to account therefor to Lenders. CIBC and its Affiliates may accept fees and other consideration from any Borrower for services in connection with this Agreement or otherwise without having to account for the same to Lenders. CIBC may also purchase or hold Equity Interests or warrants in the Guarantor or any Borrower and make subordinated loans to any Borrower. Each Lender acknowledges the potential conflict of interest between CIBC as a Lender holding disproportionate interests in the Loans, CIBC as a shareholder of the Guarantor, and CIBC, as Administrative Agent.

               SECTION 10.04.  Lender Credit Decision.  Each Lender acknowledges
                               ----------------------
that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial information given it by the Borrowers and such other documents and information as it has deemed appropriate, made its own credit and financial analysis of the Borrowers and its own decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. Each Lender acknowledges the potential conflict of interest of each other Lender as a result of Lenders holding disproportionate interests in the Loans, and expressly consents to, and waives any claim based upon, such conflict of interest.

               SECTION 10.05.  Indemnification.  Each of the Lenders agrees to
                               ---------------
indemnify the Administrative Agent (to the extent not reimbursed by the Borrowers and without limiting the obligations of Borrowers hereunder), ratably according to their respective Pro Rata Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by the Administrative Agent in connection therewith; provided, however, that no Lender shall be liable for any portion of such
--------  -------
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and each other Loan Document, to the extent that the Administrative Agent is not reimbursed for such expenses by the Borrowers.

               SECTION 10.06.  Successor Agent.  The Administrative Agent may
                               ---------------
resign at any time by giving not less than thirty (30) days' prior written notice thereof to Lenders and the Borrowers. Upon any such resignation, the Requisite Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Requisite Lenders and shall have accepted such appointment within 30 days after the resigning Administrative Agent's giving notice of resignation, then the resigning Administrative Agent may, on behalf of Lenders, appoint a successor Administrative Agent, which shall be a Lender, if a Lender is willing to accept such appointment, or otherwise shall be a commercial bank or financial institution or a subsidiary of a commercial bank or financial institution if such commercial bank or financial institution is organized under the laws of the United States of America or of any State thereof and has a combined capital and surplus of at least $300,000,000. If no successor Administrative Agent has been appointed pursuant to the foregoing, by the thirtieth day after the date such notice of resignation was given by the resigning Administrative Agent, such resignation shall become effective and the Requisite Lenders shall thereafter perform all the duties of Administrative Agent hereunder until such time, if any, as the Requisite Lenders appoint a successor Administrative Agent as provided above. Any successor Administrative Agent appointed by the Requisite Lenders hereunder shall be subject to the approval of Borrowers, such approval not to be unreasonably withheld or delayed; provided that such approval shall
                                            --------
not be required if a Default or an Event of Default shall have occurred and be continuing. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning Administrative Agent. Upon the earlier of the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent or the effective date of the resigning

Administrative Agent's resignation, the resigning Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents, except that any indemnity rights or other rights in favor of such resigning Administrative Agent shall continue. After any resigning Administrative Agent's resignation hereunder, the provisions of this Section
10.06 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

               SECTION 10.07.  Payments; Non-Funding Lenders; Information;
                               -------------------------------------------
Actions in Concert.
------------------

               (a) Loans; Payments. Whenever the Administrative Agent receives a payment of principal, interest, fee or premium (if any) or other payment, or whenever the Administrative Agent makes an application of funds, in connection with the Loans or the Notes (including, without limitation, any payment or application from any Collateral), the Administrative Agent will on the date such payment is received or applied, if on or prior to 12:00 p.m. (Eastern time) on such date, or otherwise on the next Business Day, pay over to each Lender as instructed by such Lender in writing, an amount equal to such Lender's Pro Rata Share of such payment provided that such Lender has funded all Loans required to be made by it and has purchased all participation required to be purchased by it under this Agreement and the other Loan Documents as of such date. To the extent that any Lender (a "Non-Funding Lender") has failed to fund all such payments
                    ------------------
and Loans or failed to fund the purchase of all such participation, the Administrative Agent shall be entitled to set off the funding short-fall against that Non-Funding Lender's Pro Rata Share of all payments received from the Borrowers. All payments by Administrative Agent shall be made by wire transfer to such Lender's account (as specified by such Lender) not later than 3:00 p.m. (Eastern time) on the applicable Business Day.

               (b)  Return of Payments.
                    ------------------
               (1) If the Administrative Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by the Administrative Agent from the Borrowers and such related payment is not received by Administrative Agent, then the Administrative Agent will be entitled to recover such amount from such Lender on demand without set-off, counterclaim or deduction of any kind.

               (2) If the Administrative Agent determines at any time that any amount received by the Administrative Agent under this Agreement must be returned to any Borrower or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Loan Document, the Administrative Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to the Administrative Agent on demand any portion of such amount that the Administrative Agent has distributed to such Lender, together with interest at such rate, if any, as the Administrative Agent is required to pay to any Borrower or such other Person, without set-off, counterclaim or deduction of any kind.

               (c)  Non-Funding Lenders.  The failure of any Non-Funding Lender
                    -------------------
to make any portion of its Loans or any payment required by it hereunder on the date specified therefor shall not relieve any other Lender (each such other Lender, an "Other Lender")
                                                                ------------
of its obligations to make any such Loan on such date, but neither any Other Lender nor the Administrative Agent shall be responsible for the failure of any Non-Funding Lender to make any Loan. Notwithstanding anything set forth herein to the contrary, a Non-Funding Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a "Lender" (or be included in the calculation of "Requisite Lenders" hereunder) for any voting or consent rights under or with respect to any Loan Document.

               (d)  Dissemination of Information.  The Administrative Agent will
                    ----------------------------
use reasonable efforts to provide Lenders with any notice of Default or Event of Default received by the Administrative Agent from, or delivered by the Administrative Agent to, the Borrowers, with notice of any Event of Default of which the Administrative Agent has actually become aware and with notice of any action taken by the Administrative Agent following any Event of Default; provided, however, that the Administrative Agent shall not be liable to any
--------
Lender for any failure to do so, except to the extent that such failure is attributable to the Administrative Agent's gross negligence or willful misconduct. Lenders acknowledge that the Borrowers are required to provide financial statements and other documents to Lenders pursuant to this Agreement and agree that the Administrative Agent shall have no duty to provide the same to Lenders.

               (e)  Actions in Concert.  Anything in this Agreement to the
                    ------------------
contrary notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement or the Notes (including exercising any rights of set-off) without first obtaining the prior written consent of the Administrative Agent and Requisite Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and the Notes shall be taken in concert and at the direction or with the consent of Administrative Agent.

               SECTION 10.08.  Collateral Matters.
                               ------------------

               (a) The Lenders hereby irrevocably authorize the Collateral Agent, at its option and in its reasonable business judgment, to release any Lien upon any Collateral (i) upon the termination of the Commitments and payment and satisfaction of all Loans and all other Obligations and which the Collateral Agent has been notified in writing are then due and payable; (ii) constituting property being sold or disposed of if the applicable Borrower certifies to the Collateral Agent that the sale or disposition is made in compliance with Section
                                                                         -------
6.03 (and the Collateral Agent may rely conclusively on any such certificate,
----
without further inquiry); or (iii) constituting property leased to the applicable Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement or which will expire imminently and which has not been, and is not intended by such Borrower to be, renewed or extended and with respect to which such Borrower has not exercised any purchase option. Except as provided above, the Collateral Agent will not release or subordinate any of the Liens without the prior written authorization of the Requisite Lenders; provided that the Collateral Agent may not release or
                   --------
subordinate the Liens on Collateral valued in the aggregate in excess of $500,000 without the prior written authorization of the Requisite Lenders and may not release all or substantially all of the Collateral or subordinate the Liens thereon without the consent of the Lenders. Upon request by the Collateral Agent or the Borrowers at any time, the Lenders will confirm in writing the Collateral Agent's authority to release any Liens upon particular types or items of Collateral pursuant to this Section 10.08(a).
                                                         ----------------

               (b) Upon receipt by the Collateral Agent of any authorization required pursuant to Section 10.08(a) from the Requisite Lenders or Lenders, as
                     ----------------
applicable, of the Collateral Agent's authority to release any Liens upon particular types or items of Collateral, and upon at least five (5) Business Days' prior written request by the applicable Borrower, and provided that no Event of Default has occurred and is then continuing, the Collateral Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens upon such Collateral; provided, however, that (i) the Collateral Agent shall not be required to
--------  -------
execute any such document on terms which, in the Collateral Agent's opinion, would expose the Collateral Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the applicable Borrower in respect of) all interests retained by the applicable Borrower, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

               (c) The Collateral Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by any Borrower or is cared for, protected or insured or has been encumbered, or, other than a duty to act without recklessness, willful misconduct or gross (but not mere) negligence, that the Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the pursuant to this Section
                                                                    -------
10.08 or pursuant to any of the Loan Documents, it being understood and agreed
-----
that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its reasonable business judgment, given the Collateral Agent's own interest in the Collateral in its capacity as one of the Lenders and that the Collateral Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

               SECTION 10.09.  Agency for Perfection.  Each Lender hereby
                               ---------------------
appoints each other Lender as agent for the purpose of perfecting the Lenders' security interest in assets which, in accordance with Article 9 of the UCC can be perfected only by possession. Should any Lender (other than the Collateral Agent) obtain possession of any such Collateral, such Lender shall notify the Collateral Agent thereof, and, promptly upon the Collateral Agent's request therefor shall deliver such Collateral to the Collateral Agent.

               SECTION 10.10.  Concerning the Collateral and the Related Loan
                               ----------------------------------------------
Documents and the Collateral Agent.
----------------------------------

               (a) Each Lender authorizes and directs the Collateral Agent to enter into this Agreement and the other Loan Documents relating to the

Collateral, for the ratable benefit of the Lenders. Each Lender agrees that any action taken by the Collateral Agent or Requisite Lenders in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral, and the exercise by the Collateral Agent or the Requisite Lenders of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

               (b) The Collateral Agent with respect to the administration of the Collateral shall have the same rights, obligations and status as the Administrative Agent as are set forth in Section 10.01, 10.02, 10.03, 10.04,
                                         -------------  -----  -----  -----
10.05, and 10.06 above.
-----      -----
                                  ARTICLE XI

                                 MISCELLANEOUS

               SECTION 11.01.  Notices; Action on Notices, etc.
                               --------------------------------

               (a) Notices and other communications provided for herein shall be in writing and shall be delivered by a courier service of recognized standing (specifying one (1) day delivery), or by registered or certified mail, postage prepaid, return receipt requested (or, if by telecopy communications equipment of the sending party, delivered by such equipment) addressed, if to the Borrowers, at PaeTec Communications, Inc., 290 Woodcliff Drive, Fairport, New York 14450; Attention: Vice President, Finance (telecopy no. (716) 340-2563 confirmation no. (716) 340-2512) with a copy to General Counsel; (telecopy no.
(716) 340-2563 confirmation no. (716) 340-2630), if to the Administrative
Agent (or CIBC as a Lender), at Canadian Imperial Bank of Commerce, 425 Lexington Avenue, New York, New York 10017, Attention: Executive Director, Media Telecom Group (telecopy no. (212) 856-3550, confirmation no. (212) 856-3985), with copies to Canadian Imperial Bank of Commerce, 425 Lexington Avenue, New York, New York 10017, Attention: Agency Services (telecopy no. (212) 856-3763, confirmation no. (212) 856-4062), if to the Collateral Agent (or CIT LSC, as a Lender), at 44 Whippany Road, Morristown, New Jersey 07962, Attention: Media and Communications , Vice President-Operations Manager (telecopy no. (973) 401-6785, confirmation no. (973) 401-6750), with copies to CIT Lending Services Corporation, 44 Whippany Road, Morristown New Jersey 07962, Attention: Vice President-Credit (telecopy no. (973) 401-6722, confirmation no. (973) 401-
6730) and Attention: Vice President-Legal (telecopy no. (973) 401-6762, confirmation no. (973) 401-6760), if to any Lender (other than CIBC or CIT LSC), at its address set forth below its signature line on Annex A hereto or as
                                                     -------
otherwise specified by any Lender in an Assignment Agreement or otherwise in writing. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given (a) five Business Days after mailing when sent by registered or certified mail, postage prepaid, return receipt requested, or (b) upon receipt, if by courier service or any telecopy communications equipment of the sender, in each case addressed to such party as provided in this Section or in accordance with the latest unrevoked direction from such party.

               (b) Each Borrower agrees that the Administrative Agent and the Collateral Agent may act upon any notice, consent, certificate, cable, telex or other instrument or writing believed by the Administrative Agent or the Collateral Agent or to be genuine, that the Administrative Agent or the Collateral Agent may consult with legal counsel, selected by the Administrative Agent or the Collateral Agent and shall not be liable to any Borrower for any action taken or omitted to be taken in good faith by Lender in accordance with the advice of such counsel.

               SECTION 11.02.  No Waivers; Amendments.
                               ----------------------

               (a) No failure or delay of the Administrative Agent, the Collateral Agent or any Lender to exercise any right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, preclude any other or further exercise thereof or the exercise of any other right. No waiver of any provision of this Agreement or any other Loan Document (exclusive of any Interest Rate Agreement) nor consent to any departure by any Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Requisite Lenders, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Borrower in any case shall entitle any Borrower to any other or further notice or demand in similar or other circumstances.

               (b)  Subject to the provisions of this Section 11.02(b), the
                                                      ----------------
Requisite Lenders (or the Administrative Agent with the consent in writing of the Requisite Lenders) and the Borrowers may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrowers hereunder or waiving any Event of Default or Default hereunder; provided, that any Interest Rate Agreement which constitutes a Loan Document may be amended or modified solely with the consent of the parties thereto; provided, further,
                                                         --------  -------
however, that no such supplemental agreement shall, without the consent of each
-------
Lender affected thereby:

               (1) Postpone or extend the Revolving Loan Commitment Termination Date, the Term Loan Commitment Termination Date, the maturity date for the Loans or any other date fixed for any payment of principal of, or interest on, the Loans or any fees or other amounts payable to such Lender except with respect to (A) any modifications of the provisions relating to prepayments of Loans and other Obligations and (B) a waiver of the application of the default rate of interest pursuant to Section 2.05(b)
                                                             ---------------
     hereof.

               (2) Reduce the principal amount of any Loans, or reduce the rate or extend the time of payment of interest or fees thereon.

               (3) Reduce the percentage specified in the definition of Requisite Lenders or any other percentage of Lenders specified to be the applicable percentage in this Agreement to act on specified matters or amend the definition of "Pro Rata Share".

               (4) Increase the amount of any Commitment of any Lender hereunder or increase any Lender's Pro Rata Share.

               (5) Permit any Borrower to assign its rights under this Agreement.

               (6)  Release all or substantially all of the Collateral.

               (7)  Amend this Section 11.02(b).
                               ----------------

No amendment of any provision of this Agreement relating to the Administrative Agent or the Collateral Agent shall be effective without the written consent of the Administrative Agent or the Collateral Agent, as applicable.

               SECTION 11.03.  GOVERNING LAW AND JURISDICTION.  THIS AGREEMENT
                               ------------------------------
AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PRINCIPLES. THE BORROWERS, THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND THE LENDERS CONSENT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN THE STATE OF NEW YORK AND WAIVE ANY OBJECTION RELATING TO IMPROPER VENUE OR FORUM NON CONVENIENCE TO THE CONDUCT OF ANY PROCEEDING BY SUCH COURT.

               SECTION 11.04.  Expenses; Documentary Taxes.  The Borrowers will
                               ---------------------------
pay, and have joint and several liability for, all documented out-of-pocket third-party expenses (i) incurred by the Administrative Agent and the Collateral Agent in connection with the negotiation, preparation and execution of the Loan Documents (whether or not the transactions contemplated hereby shall be consummated), and (ii) by the Administrative Agent, the Collateral Agent or the Lenders in connection with the administration of the Loan Documents, the creation, perfection, priority and protection of the Liens in the Collateral, and the enforcement of the rights of the Administrative Agent, the Collateral Agent or the Lenders in connection with this Agreement, any other Loan Documents or the Collateral, including all reasonable attorneys' and paralegals' fees and related expenses and costs. The Borrowers agree that they shall jointly and severally indemnify the Administrative Agent, the Collateral Agent and the Lenders from and hold them harmless against any documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Agreement or any other Loan Document unless prohibited by law.

               SECTION 11.05.  Equitable Relief.  Each Borrower recognizes that,
                               ----------------
in the event such Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, or any other Loan Document, any remedy at law may prove to be inadequate relief to the Administrative Agent, the Collateral Agent and the Lenders; therefore, such Borrower agrees that the Administrative Agent or the Collateral Agent, if it so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

               SECTION 11.06.  Indemnification; Limitation of Liability.
                               ----------------------------------------
               (a) The Borrowers jointly and severally agree to protect, indemnify and hold harmless the Administrative Agent, the Collateral Agent, each Lender and each of their respective officers, affiliates, directors, employees, attorneys, accountants, consultants, representatives and agents (collectively called the "Indemnitees") from and against any and all liabilities, obligations,
            -----------
losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements (including, without limitation, payment by the Administrative Agent, the Collateral Agent or any Lender of any obligations due or past due under any contract or agreement to which any Borrower is or becomes a party) of any kind or nature whatsoever (including, without limitation, the fees and disbursements of counsel for and consultants of such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto), which may be imposed on, incurred by, or asserted against such Indemnitees (whether direct, indirect, or consequential and whether based on any federal or state laws or other statutory regulations, including, without limitation, securities, environmental and commercial laws and regulations, under common law or at equitable cause or on contract or otherwise) in any manner relating to or arising out of this Agreement or any of the other Loan Documents (other than claims arising solely from a dispute between the Administrative Agent, the Collateral Agent and any number of Lenders or between any two or more Lenders), or any act, event or transaction related or attendant thereto, the agreements of the Administrative Agent, the Collateral Agent or the Lenders contained herein, the making of Loans or the issuance of Letters of Credit, the management of such Loans, Letters of Credit or the Collateral (including any liability under federal, state or local environmental laws or regulations) or the use or intended use of the proceeds of such Loans hereunder or of such Letters of Credit hereunder (collectively, the "Indemnified
                                                           -----------
Matters"); provided that the Borrowers shall not have any obligation to any
-------    --------
Indemnitee hereunder with respect to Indemnified Matters caused by or resulting from the willful misconduct or gross negligence of such Indemnitee; provided,
                                                                    --------
further that no Borrower shall have any obligation to any Indemnitee hereunder
-------
with respect to taxes that are imposed on the net income of any Indemnitee or any franchise or doing business taxes imposed on any Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers shall contribute the maximum portion which they are permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees.

               (b) To the extent permitted by applicable law, no claim may be made by the Borrowers or any other Person against the Administrative Agent, the Collateral Agent, any Lender or any of their respective affiliates, directors, officers, employees, agents, attorneys, accountants, representatives or consultants for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by any of the Loan Documents or any act, omission or event occurring in connection therewith; and the Borrowers hereby waive, release and agree not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

               SECTION 11.07.  Survival of Representations and Warranties, etc.
                               ------------------------------------------------
All warranties and representations made by any Borrower in any Loan Document shall survive the execution and delivery of this Agreement and the other Loan Documents and the making and repayment of the Obligations. The confidentiality obligations of each Borrower in Section 11.16, the indemnification obligations
                                -------------
of each Borrower in Section 11.06, and to the extent the second sentence of
Section 11.13 is applicable, all covenants of each Borrower, survive the
-------------
repayment of the Obligations.

               SECTION 11.08.  Successors and Assigns; Assignments;
                               ------------------------------------
Participations.
--------------

               (a)  General.  The terms and provisions of the Loan Documents
                    -------
shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent, the Collateral Agent and the Lenders and their respective successors and assigns, except that (i) no Borrower shall have any right to assign its rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with subsection (c) below. Notwithstanding the foregoing, any Lender may at any time, without the consent of the

Borrowers or the Administrative Agent, assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank or to an affiliate of such Lender; provided, however, that no such assignment shall release the
                --------  -------
transferor Lender from its obligations hereunder. The Administrative Agent shall be entitled to utilize its Register to determine the payee of any Note for all purposes hereof. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

               (b)  Participations.
                    --------------
               (1)  Subject to the terms set forth in this Section 11.08(b), any
                                                           ----------------
     Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents on a pro rata or non-pro rata basis in an aggregate principal amount of at least $1,000,000. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, such Lender shall be solely responsible for any withholding taxes or any filing or reporting requirements in connection therewith relating to such Participant, all amounts payable by the Borrowers under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrowers and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents except that, for purposes of Sections 2.12(b), 2.13 and 2.14 hereof, the
                           ----------------  ----     ----
     Participants shall be entitled to the same rights as if they were Lenders, provided that no Participant shall be entitled to receive any greater
     --------
     amount pursuant to Sections 2.12(b), 2.13 and 2.14 than such Lender would
                        ----------------  ----     ----
     have been entitled to receive in respect of the amount of the participation transferred to such Participant had no transfer occurred.

               (2) Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Commitment in which such Participant has an interest which forgives principal, interest or fees or reduces the interest rate or fees payable pursuant to the terms of this Agreement with respect to any such Loan or Commitment, postpones any date fixed for any regularly-scheduled payment of principal of, or interest or fees on, any such Loan or Commitment, or releases all or substantially all of the Collateral, if any, securing any such Loan.

               (3) The Borrowers agree that each Participant shall be deemed to have the right of setoff provided in Section 9.09 hereof in respect to its
                                          ------------
     participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 9.09 hereof
                                                         ------------
     with respect to the amount of participating interests sold to each Participant except to the extent such Participant exercises its right of setoff. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 9.09 hereof, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 9.09 as if each Participant were a Lender.

               (c)  Assignments.
                    -----------
               (1) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more Permitted Assignees ("Purchasers") all or a portion of its rights and obligations under this Agreement (including, without limitation, its Commitment and the Loans owing to it hereunder) in accordance with the provisions of this Section 11.08(c). Each assignment shall be of a
                        ----------------
     constant, and not a varying, ratable percentage of all of the assigning Lender's rights and obligations under this Agreement. Such assignment shall be evidenced by an Assignment Agreement in form and substance reasonably satisfactory to the Administrative Agent and shall not be permitted hereunder unless such assignment (A) is either for all of such Lender's rights and obligations under the Loan Documents or for Loans and Commitments in an aggregate principal amount equal to the lesser of $1,000,000 (which minimum amount may be waived by the Administrative Agent and the Borrower at any time that an Event of Default has not occurred and is not continuing and solely by the Administrative Agent upon the occurrence and during the continuance of an Event of Default) and such Lender's Commitment Amount, and (B) is consented to by the Administrative Agent (such consent not to be unreasonably withheld) at any time that an Event of Default has not occurred and is not continuing.

               (2) Upon (i) delivery to the Administrative Agent of a notice of assignment (a "Notice of Assignment"), together with any consent required
                    --------------------
     hereunder, and (ii) payment of a $3,500 processing fee to the Administrative Agent for processing such assignment (unless such assignment is made by one of the Agents to one of its affiliates, in which case no processing fee shall be assessed), such assignment shall become effective on the effective date specified in such Notice of Assignment. The assigning Lender shall be obligated to reimburse the Administrative Agent for all other costs and expenses associated with the preparation and execution of such assignment (including reasonable attorneys' fees arising out of such preparation and execution of such assignment). The Notice of Assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and Loans under the applicable assignment agreement are "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser, if not already a Lender, shall for all purposes be a Lender party to this Agreement and any other Loan Documents executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrowers, the Lenders or the Administrative Agent shall be required to release the transferor Lender with respect to the percentage of the aggregate Commitment and Loans assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this

     Section 11.08(c)(2), the transferor Lender, the Administrative Agent and
     -------------------
     the Borrowers shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their Commitment and their Loans, as adjusted pursuant to such assignment.

               (3) The Administrative Agent shall maintain at its address referred to in Section 11.01 a copy of each assignment delivered to and
                    -------------
     accepted by it pursuant to this Section 11.08 and a register (the
                                     -------------
     "Register") for the recordation of the names and addresses of the Lenders
      --------
     and the Commitment of and principal amount of the Loans owing to, each Lender from time to time and whether such Lender is an original Lender or the assignee of another Lender pursuant to an assignment under this Section
                                                                         -------
     11.08. The entries in the Register shall be conclusive and binding for all
     -----
     purposes, absent manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

               (4) On the Closing Date, CIBC, CIT LSC, General Electric Capital Corporation and Union Bank of California (each an "Assignor Lender") shall assign to Bankers Trust Company, Merrill Lynch Capital Corporation and Bear Stearns Corporate Lending Inc. (each an "Assignee Lender") such principal amount of the Term Loans as will result in each Lender having the outstanding principal balance of the Term Loans opposite such Lender's name on Annex B hereto (such assignment being hereinafter referred to as the "Master Assignment"), as described in more detail on Annex B hereto. The Master Assignment shall be effected in accordance with the provisions of this clause (4) and not in accordance with the provisions of clauses (1) and (2) above. As of the Closing Date, each Assignor Lender makes the representations, warranties and covenants set forth in Section 3.2 of the Assignment Agreement attached as Exhibit O hereto with respect to itself and the Term Loans it is assigning pursuant to the Master Assignment, and each Assignee Lender makes the representations, warranties and covenants set forth in Section 3.1 of the Assignment Agreement with respect to itself. The Master Assignment shall be subject to the provisions of Section 4 of the Assignment Agreement attached as Exhibit O hereto. The purchase price payable by each Assignee Lender with respect to the Master Assignment shall be the outstanding principal balance of the Term Loans purchased by it, and such Assignee Lender shall on the Closing Date pay such purchase price to the Administrative Agent by wire transfer of immediately available funds, and the Administrative Agent shall immediately disburse such funds to each Assignor Lender in an amount equal to the outstanding principal balance of the Term Loans assigned by such Assignor Lender pursuant to the Master Assignment.

               SECTION 11.09.  Severability.  In case any one or more of the
                               ------------
provisions contained in this Agreement or any other Loan Document shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

               SECTION 11.10.  Cover Page, Table of Contents and Section
                               -----------------------------------------
Headings. The cover page, Table of Contents and section headings used herein are
--------
for convenience of reference only, are not part of this Agreement and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

               SECTION 11.11.  Counterparts.  This Agreement may be signed in
                               ------------
counterparts with the same effect as if the signatures thereof and hereto were upon the same instrument.

               SECTION 11.12.  Application of Payments.  Notwithstanding any
                               -----------------------
contrary provision contained in this Agreement or in any of the other Loan Documents, upon the occurrence and during the continuance of any Event of Default, each Borrower irrevocably waives the right to direct the application of any and all payments at any time or times hereafter received by the Administrative Agent or any Lender from such Borrower or with respect to any of the Collateral, and such Borrower does hereby irrevocably agree that the Administrative Agent or any Lender shall have the continuing exclusive right to apply and reapply any and all payments received at any time or times hereafter, whether with respect to the Collateral or otherwise, against the Obligations in such manner as the Administrative Agent or any Lender may deem advisable, notwithstanding any entry by the Administrative Agent or any Lender upon any of its books and records, subject, however, to the provisions of Section 2.08(c).

               SECTION 11.13.  Marshalling; Payments Set Aside.  Neither the
                               -------------------------------
Administrative Agent nor the Collateral Agent shall be under any obligation to marshall any assets in favor of any Borrower or any other party or against or in payment of any or all of the Obligations. To the extent that any Borrower makes a payment or payments to the Administrative Agent, the Collateral Agent or any Lender or the Administrative Agent, the Collateral Agent or any Lender enforces its security interests or exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

               SECTION 11.14.  SERVICE OF PROCESS.  EACH BORROWER WAIVES
                               ------------------
PERSONAL SERVICE OF ANY PROCESS UPON IT AND, CONSENTS THAT ALL SERVICE OF PROCESS SHALL BE MADE BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO SUCH BORROWER AT THE ADDRESS INDICATED IN SECTION 11.01 AND SERVICE SO MADE
                                          -------------
SHALL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER SAME SHALL HAVE BEEN POSTED AS AFORESAID.

               SECTION 11.15.  WAIVER OF JURY TRIAL, ETC.  EACH OF THE
                               -------------------------
BORROWERS, THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND THE LENDERS WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT OR ANY LENDER AND ANY BORROWER ARISING OUT OF, CONNECTED WITH, RELATED TO OR

INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO. EACH OF THE BORROWERS, THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND THE LENDERS HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY OF THEM MAY FILE AS AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

               SECTION 11.16.  Confidentiality.  No Borrower shall at any time
                               ---------------
before or after payment in full and satisfaction of all of the Obligations, reveal, divulge or make known, or knowingly permit to be so revealed, divulged or made known, to any Person (including Persons within its own organization who do not have a definite need to know for the purpose of performance of this Agreement), the terms or conditions of this Agreement or any document or agreement now or hereafter executed in connection herewith except (i) the Borrowers may reveal such terms and conditions to their respective legal counsel and accountants who agree to keep such terms and conditions confidential, (ii) the Borrowers may disclose the aggregate amount and maturity of the credit facility evidenced by this Agreement and the identity of the Administrative Agent to its investors, (iii) with the prior consent of the Administrative Agent as to timing and content, the Borrowers may issue a press release relating to this Agreement and the facilities evidenced hereby, (iv) information required to be disclosed by order of a court of competent jurisdiction or in connection with any governmental investigation (in each case to the extent disclosure is required, but no further) may be disclosed so long as such Borrower notifies the Administrative Agent in writing of any circumstances of which such Borrower is aware that may lead to such a requirement or order, so as to allow the Administrative Agent to take steps to contest such order or investigation, (v) information which is required to be disclosed by such Borrower or information which in the reasonable determination of such Borrower is desirable for such Borrower to disclose (including, without limitation, in each case, this Agreement), pursuant to federal or state securities laws, pursuant to the rules or regulations of the FCC, any PUC or other applicable Governmental Authority may be so disclosed and (vi) information may be disclosed to Persons who may potentially provide debt financing (other than a lender providing secured financing to such Borrower or any debt financing in replacement of the Loans) or equity financing to such Borrower or any Affiliate with respect to its Business and any consultants or advisors of such Person, or to Persons who are consultants, advisors (including but not limited to attorneys and auditors), officers, directors or employees of such Borrower, provided that each such Person is required by such Borrower to keep such information confidential.

               SECTION 11.17.  Entire Agreement, etc.  This Agreement (including
                               ----------------------
all schedules and exhibits referred to herein), the Notes, the Fee Letters and all other Loan Documents constitute the entire contract between the parties hereto with respect to the subject matter hereof and thereof and shall supersede and take the place of any other instrument purporting to be an agreement of the parties hereto relating to such subject matter. Notwithstanding the foregoing, the terms of that certain Non Disclosure Agreement dated July 16, 1998 and the Addendum thereto date July 27, 1998 (collectively, the "Non Disclosure
                                                        --------------

Agreement") among the Collateral Agent, PaeTec and International, shall survive
---------
the execution and effectiveness of this Agreement.

               SECTION 11.18.  No Strict Construction.  The parties hereto have
                               -----------------------
participated, jointly in the negotiation and drafting of this Agreement. In the event of any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any provisions of this Agreement.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

                          PAETEC COMMUNICATIONS, INC., as a Borrower
                          PAETEC INTERNATIONAL, INC., as a Borrower
                          PAETEC ONLINE, INC., as a Borrower
                          PAETEC COMMUNICATIONS OF VIRGINIA, INC., as a Borrower
                          PAETEC CAPITAL CORP., as a Borrower
                          PINNACLE SOFTWARE CORPORATION, as a Borrower
                          DATA VOICE NETWORKS, INC., as a Borrower
                          EAST FLORIDA COMMUNICATIONS, INC., as a
                          Borrower


                          In each case:

                          By:  /s/ Timothy J. Bancroft
                             -------------------------------------
                          Name:   Timothy J. Bancroft
                          Title:  Vice President, Finance

                          CANADIAN IMPERIAL BANK OF COMMERCE, as
                          Administrative Agent and as a Lender

                          By:  /s/ Laura Horn
                             -------------------------------------
                          Name:   Laura Horn
                          Title:  Executive Director
                          CIBC World Markets Corp. As Agent

                          CIT LENDING SERVICES CORPORATION, as
                          Collateral Agent and a Lender

                          By:  /s/ Mike Monahan
                             -------------------------------------
                          Name:   Mike Monahan
                          Title:  Vice President

                          BANKERS TRUST COMPANY, as a Lender

                          By:  /s/ M.A. Orlando
                             -------------------------------------
                          Name:   M.A. Orlando
                          Title:  Principal

                          GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

                          By  /s/ Molly S. Fergusson
                             -------------------------------------
                          Name:   Molly S. Fergusson
                          Title:  Manager, Operations

                          UNION BANK OF CALIFORNIA, N.A., as a Lender

                          By:  [signature illegible]
                             -------------------------------------
                          Name:   [name illegible]
                          Title:  Assistant Vice President

                          MERRILL LYNCH CAPITAL CORPORATION, as a
                          Lender

                          By:  /s/ Brian O'Callahan
                             -------------------------------------
                          Name:   Brian O'Callahan
                          Title:  Vice President


                         SECOND AMENDED AND RESTATED
                  LOAN AND SECURITY AGREEMENT SIGNATURE PAGE

                          BEAR, STEARNS CORPORATE LENDING INC., as a Lender

                          By:  /s/ Keith C. Barnish
                             -------------------------------------
                          Name:   Keith Barnish
                          Title:  Authorized Signatory


                         SECOND AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT